UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

TABLE OF

CONTENTS

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	6
Performance Update	8
Consolidated Statement of Investments	10
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
ALPS | Kotak India Growth Fund
Management Commentary	22
Performance Update	24
Consolidated Statement of Investments	26
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Financial Highlights	31
ALPS | Smith Funds
Management Commentary	35
Performance Update	36
Statements of Investments	40
Statements of Assets and Liabilities	46
Statements of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	50
ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	58
Performance Update	60
Statement of Investments	63
Statement of Assets and Liabilities	65
Statement of Operations	66
Statements of Changes in Net Assets	67
Financial Highlights	68
ALPS | WMC Research Value Fund
Management Commentary	73
Performance Update	74
Statement of Investments	76
Statement of Assets and Liabilities	80
Statement of Operations	81
Statements of Changes in Net Assets	82
Financial Highlights	83
Clough China Fund
Management Commentary	87
Performance Update	89
Statement of Investments	91
Statement of Assets and Liabilities	93
Statement of Operations	94
Statements of Changes in Net Assets	95
Financial Highlights	96
RiverFront Global Allocation Series
Management Commentary	100
Performance Update	103
Statements of Investments	113
Statements of Assets and Liabilities	118
Statements of Operations	120
Statements of Changes in Net Assets	121
Financial Highlights	126
Notes to Financial Statements	148
Report of Independent Registered Public Accounting Firm	178
Additional Information	179
Trustees and Officers	188

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2018 and held until October 31, 2018.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2018 – October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 1 | October 31, 2018

Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expense Ratio(a)	Expenses Paid During Period May 1, 2018 - October 31, 2018(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$932.00	1.39%	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.39%	$7.07
Class A(d)
Actual	$1,000.00	$924.00	1.45%	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$929.20	2.05%	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	2.05%	$10.41
Class I
Actual	$1,000.00	$933.50	1.13%	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	1.13%	$5.75
ALPS | Kotak India Growth Fund(e)
Investor Class
Actual	$1,000.00	$829.00	1.92%	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	1.92%	$9.75
Class A(d)
Actual	$1,000.00	$843.20	2.00%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Class C
Actual	$1,000.00	$825.90	2.60%	$11.97
Hypothetical (5% return before expenses)	$1,000.00	$1,012.10	2.60%	$13.19
Class I
Actual	$1,000.00	$829.90	1.60%	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	1.60%	$8.13
ALPS | Smith Short Duration Bond Fund(f)
Investor Class
Actual	$1,000.00	$1,002.50	0.89%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Class A
Actual	$1,000.00	$1,002.70	0.89%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Class C
Actual	$1,000.00	$1,000.90	1.48%	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	1.48%	$7.53
Class I
Actual	$1,000.00	$1,005.00	0.49%	$1.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
ALPS | Smith Total Return Bond Fund(g)
Investor Class
Actual	$1,000.00	$1,010.00	1.07%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	1.07%	$5.45
Class A
Actual	$1,000.00	$1,010.40	1.07%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	1.07%	$5.45
Class C
Actual	$1,000.00	$1,007.90	1.67%	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	1.67%	$8.49
Class I
Actual	$1,000.00	$1,010.90	0.67%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	0.67%	$3.41

 2 | October 31, 2018

Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expense Ratio(a)	Expenses Paid During Period May 1, 2018 - October 31, 2018(b)
ALPS | Red Rocks Listed Private Equity Fund
Investor Class
Actual	$1,000.00	$939.10	1.42%	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	1.42%	$7.22
Class A(d)
Actual	$1,000.00	$939.10	1.48%	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	1.48%	$7.53
Class C
Actual	$1,000.00	$935.80	2.14%	$10.44
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	2.14%	$10.87
Class I
Actual	$1,000.00	$941.50	1.17%	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	1.17%	$5.96
Class R
Actual	$1,000.00	$939.50	1.59%	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	1.59%	$8.08
ALPS | WMC Research Value Fund
Investor Class
Actual	$1,000.00	$983.10	1.15%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class A(d)
Actual	$1,000.00	$956.10	1.15%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$979.80	1.90%	$9.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$984.60	0.90%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
Clough China Fund
Investor Class
Actual	$1,000.00	$763.40	1.95%	$8.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Class A(d)
Actual	$1,000.00	$1,000.00	1.95%	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$760.30	2.70%	$11.98
Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	2.70%	$13.69
Class I
Actual	$1,000.00	$764.10	1.70%	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	1.70%	$8.64

 3 | October 31, 2018

Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expense Ratio(a)	Expenses Paid During Period May 1, 2018 - October 31, 2018(b)
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$1,000.00	$911.30	0.50%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A(d)
Actual	$1,000.00	$887.50	0.50%	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$908.00	1.25%	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$912.30	0.25%	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
Investor Class II
Actual	$1,000.00	$910.80	0.50%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class L
Actual	$1,000.00	$912.80	0.25%	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
RiverFront Asset Allocation Growth
Investor Class
Actual	$1,000.00	$930.90	0.50%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A(d)
Actual	$1,000.00	$906.00	0.50%	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$927.70	1.25%	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$932.10	0.25%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$943.60	0.50%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A(d)
Actual	$1,000.00	$918.70	0.50%	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$939.40	1.25%	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$943.90	0.25%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

 4 | October 31, 2018

Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expense Ratio(a)	Expenses Paid During Period May 1, 2018 - October 31, 2018(b)
RiverFront Asset Allocation Moderate
Investor Class
Actual	$1,000.00	$975.50	0.50%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A(d)
Actual	$1,000.00	$948.50	0.50%	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$970.70	1.25%	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$976.00	0.25%	$1.25
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
RiverFront Asset Allocation Income & Growth
Investor Class
Actual	$1,000.00	$983.10	0.50%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A(d)
Actual	$1,000.00	$969.00	0.50%	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$980.20	1.25%	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$985.10	0.25%	$1.25
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Class A commenced operations on June 12, 2018. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through October 31, 2018 were used (141 days).
(e)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(f)	ALPS | Smith Short Duration Bond Fund commenced operations on July 2, 2018. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through October 31, 2018 were used (122 days).
(g)	ALPS | Smith Total Return Bond Fund commenced operations on July 2, 2018. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through October 31, 2018 were used (122 days).

 5 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2018 (Unaudited)

The twelve month period ending on October 31, 2018 produced modestly negative returns for commodities, as measured by the diversified Bloomberg Commodities Total Return Index, down -1.73%. The ALPS | CoreCommodity CompleteCommodities® Strategy Fund (“I” Shares—“JCRIX” or the “Fund”) delivered a net positive return of +1.42% (JCRAX was -4.52% at MOP, JCRCX was down -0.50% with CDSC and JCCSX was up 1.10%).

The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return (“BCOM”), by 315 basis points during this period (measured against the performance of the “I” shares). The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by U.S. Treasury Inflation Protected Securities – “TIPS”), commodity equities, and physical commodity ETF’s. At the end of October, the Fund allocated approximately 80% of its assets toward commodity futures related investments and approximately 20% of its assets in commodity equities. The Fund was more than 99% invested at the end of the period.

During the twelve-month period ending in October 2018, the Fund held sector weights which averaged approximately 41% energy, 34% agriculture, 15% industrial metals, and 10% precious metals. Within each sector, the Fund allocated differing quantities of individual commodities compared to BCOM weightings while maintaining an unleveraged, diversified portfolio.

In terms of overall weighting, the Fund's agricultural sector was relatively similar to the BCOM –34% for the Fund and 36% for BCOM. Interestingly, the Fund's greatest outperformance by sector, gross and net, occurred within agriculture. On a gross basis, the Fund’s agricultural sector outperformed the BCOM’s agricultural allocation by about 210 basis points. The Fund’s futures-related investments lost 4.6% for the year while BCOM’s agriculture sub-index total return recorded a 10.1% decline. The Fund’s allocation to agricultural producers (equities) was down -5.4% for the period, but also outperformed the BCOM agricultural sub-index. The primary driver of the outperformance on the futures side was individual weighting and selection. The Fund held a greater percentage of cotton futures relative to BCOM. Cotton prices were near the top in performance, up 15.41% for the year. We included an allocation of about 4% in cocoa futures in our agricultural sleeve. BCOM doesn’t have any cocoa futures. Cocoa prices rose by +2.86% year over year (ending in October 2018), contributing to the Fund’s outperformance. On the flip side, the Fund held less percentage weighting in both soybeans and lean hog futures than BCOM. These two components fell -19.90% and -12.43% respectively for the period. The negative performance had less impact in the Fund due to lighter weighting.

Energy prices were the best performers in the BCOM for the period. Brent North Sea crude led the way, posting a +31.59% year over year performance while West Texas Intermediate added +26.78%.The Fund held a significant overweight in this sector relative to BCOM, an average of 41% compared to 32% for BCOM. The Fund concentrated most of its overweight in petroleum and products. The Fund benefitted on a comparative basis to its benchmark, BCOM. Energy related producers (equities) did not fare as well as the futures, falling just about -100 basis points for the year. However the combined performance of the Fund’s energy sector produced a total return of +16.8% vs. BCOM’s +18.2%. After adjusting for weighting in the total portfolio, the Fund outperformed BCOM by about 160 basis points in the energy sector.

Industrial metals provided the largest sector decline within the BCOM for the year. BCOM industrial sub-index total return moved significantly lower, down 12.8% for the twelve-month period ending in October 2018. All of the major industrial metals were down for the period. Zinc prices fell the most, down -20.03% while copper prices slipped by -15.49%. Aluminum prices traded lower, -11.18% for the year. Nickel registered a -8.40% loss. Some worries about potential slowing of global GDP growth rates kept industrial metals prices down. Also, the much anticipated infrastructure stimulus in the United States did not move forward as of the October close. The Fund held an underweight relative to BCOM in industrial metals, 15% vs. 17% for BCOM. The combined portfolio of futures and producers (equities) provided a total return of - 10.6%, about 60 basis points above BCOM industrial sub-index performance after adjusting for allocation differences.

Precious metals prices struggled during the year, declining by approximately -7.5% within the BCOM, as measured by the BCOM precious metals sub-index total return. The Fund held an underweight in this sector relative to BCOM, 10% vs 15% for the period. Gold prices went down modestly, -5.05%, while silver prices declined by -15.13%. The Fund’s combined portfolio of futures-related and commodity producer investments in precious metals declined by -11.2% compared to BCOM’s -7.5%. Adjusting for weightings in the Fund’s overall portfolio and for the whole BCOM, the difference in contribution to returns was negligible. The Fund’s precious metals allocation essentially performed in line with BCOM precious metals sub index for the period.

The US Dollar strengthened marginally during the year ending in October, +2.73% as measured by the US Dollar Index (“DXY”). Interest rates rose from about 1.60% on the US two-year Note to 2.87% by the end of October 2018. Since most commodities are priced in Dollars, commodity prices tend to be inversely related to Dollar moves. Additionally, rising interest rates may at times present headwinds to commodity price appreciation. That did not happen this time. We believe that stronger supply/demand fundamentals for many commodities overcame these potential detractors.

{The Fund’s top equity holdings at the end of October 2018 included Yara International (YAR NO) -4.82% YTD, Pilgrim’s Pride Corp (PPC US) - 43.14% YTD, Tyson Foods Inc (TSN US) -25.10% YTD, Marathon Petroleum Corporation (MPC US) +8.80% YTD, Marine Harvest NO (MHG NO) +49.06 % YTD, Holly Frontier Corp (HFC US) +33.86% YTD, Valero Energy Corp. (VLO US) +1.40% YTD, Ingredion Incorporated (INGR US) - 26.40% YTD, Kubota Corp (6326 JP) -19.00% YTD, Bunge Ltd (BG US) - 5.98% YTD }

TIPS and nominal US Treasuries are held by the fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary. The stated desire by the Federal Reserve to “normalize” rates and the Fed’s balance sheet has been a factor helping to move rates higher. We still believe that there may be

 6 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2018 (Unaudited)

considerable resistance to raising rates from here. Certainly the pace of the interest rate hikes will likely be determined by the economic data, including readings on inflation. Nonetheless, we believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS and nominal US Treasuries with limited duration exposure. At the end of October, our weighted average maturity was approximately 0.7 years in our TIPS and nominal US Treasury portfolio.

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people are likely to be added to the world population over the next decade or so. The trend of wealth distribution is tipping toward the developing world as those economies grow at faster rates relative to the slow or negative growth occurring in the developed countries. The improving global quality of life is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles.

While it is true that commodity prices have rallied significantly in percentage terms from the lows established in the first quarter of 2016, the absolute price levels of many commodities, including crude oil, have not gone high enough to stimulate the necessary capital expenditures to assure future supply growth to satisfy future demand. Producers need profit margins to operate, to explore for new sources, and to secure financing. Without robust capital investment, the world may essentially operate from “hand to mouth” for many key commodities. Ultimately that could lead to higher, more volatile prices if problems erupt or demand grows more than current expectations. The price cycle for many commodities seems to be shifting from favoring consumers to rewarding the producers. Commodities may become much more interesting from an investment point of view as sentiment for the asset class ascends with these potential price increases.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®,” “Bloomberg Commodity IndexSM” and the names of the other indexes and sub-indexes that are part of the Bloomberg Commodity Index family are service marks of Bloomberg Finance L.P. and its affiliates. Source for all Index data: Bloomberg L.P. Commodity Sectors are represented by the applicable Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. The attribution of performance results presented above is based on gross profit and loss and does not include, among other things, investment expenses, advisory fees or other expenses incurred by the Fund. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

 7 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-6.80%	1.23%	2.67%	-5.24%	-1.42%	1.47%	1.47%
Class A (NAV)	-6.80%	1.23%	2.67%	-5.24%	-1.42%	1.47%	1.47%
Class A (MOP)	-11.92%	-4.39%	0.73%	-6.31%	-2.08%
Class C (NAV)	-7.08%	0.62%	1.99%	-5.85%	-2.02%	2.07%	2.07%
Class C (CDSC)	-8.01%	-0.36%	1.99%	-5.85%	-2.02%
Class I	-6.65%	1.42%	2.88%	-4.99%	-1.14%	1.17%	1.17%
TR/CC CRB Total Return Index [1]	-4.47%	3.66%	0.16%	-6.68%	-3.09%
Bloomberg Commodity TR Index[1]	-6.18%	-1.73%	-0.69%	-7.31%	-4.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

 8 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020 for Class A and February 28, 2019 for all other classes. Please see the prospectus for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets)†

Common Stock	19.71%
Government Bonds	70.35%
Master Limited Partnerships	0.17%
Cash, Cash Equivalents and Other Net Assets	9.77%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

 9 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
COMMON STOCKS (19.71%)
Argentina (0.11%)
Adecoagro SA(a)	50,405	$403,240
YPF SA, Sponsored ADR(a)	23,632	354,480
		757,720

Australia (1.30%)
Beach Energy, Ltd.	278,659	347,305
BHP Billiton, Ltd.	5,330	121,575
BlueScope Steel, Ltd.	5,591	56,895
Costa Group Holdings, Ltd.	27,028	116,753
Fortescue Metals Group, Ltd.	516,187	1,462,152
GrainCorp, Ltd., Class A	85,256	497,482
Iluka Resources, Ltd.	72,613	414,452
Incitec Pivot, Ltd.	328,759	907,962
Independence Group NL	176,712	505,560
Mineral Resources, Ltd.	8,685	87,642
Nufarm, Ltd.	95,715	386,349
Oil Search, Ltd.	64,472	354,746
OZ Minerals, Ltd.	133,936	856,467
Santos, Ltd.	7,201	33,860
South32, Ltd.	667,525	1,711,202
Syrah Resources, Ltd.(a)	25,375	28,751
Washington H Soul Pattinson & Co., Ltd.	1,740	35,585
Western Areas, Ltd.	156,235	248,935
Whitehaven Coal, Ltd.	165,006	566,718
Woodside Petroleum, Ltd.	18,740	462,485
		9,202,876

Austria (0.05%)
OMV AG	2,563	142,624
voestalpine AG	6,748	239,917
		382,541

Brazil (0.61%)
BRF SA, ADR(a)	131,597	779,054
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	112,065	831,522
Gerdau SA, Sponsored ADR	144,950	630,533
Petroleo Brasileiro SA, Sponsored ADR	40,370	656,013
Vale SA, Sponsored ADR	91,554	1,382,465
		4,279,587

Canada (0.65%)
Cameco Corp.	45,059	483,032
Canadian Solar, Inc.(a)	19,387	277,234
CES Energy Solutions Corp.	32,100	85,099
Enerflex, Ltd.	14,300	172,497
First Quantum Minerals, Ltd.	4,500	44,916
Hudbay Minerals, Inc.	239,100	939,001
Ivanhoe Mines, Ltd., Class A(a)	113,800	214,383
Nutrien, Ltd.	17,598	931,463
Parex Resources, Inc.(a)	43,000	626,161
Precision Drilling Corp.(a)	89,606	215,950
Secure Energy Services, Inc.	42,200	275,040
Trican Well Service, Ltd.(a)	96,300	131,672
	Shares	Value (Note 2)
Canada (continued)
Turquoise Hill Resources, Ltd.(a)	121,860	$208,381
		4,604,829

Chile (0.26%)
Antofagasta PLC	16,474	165,256
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	38,571	1,689,796
		1,855,052

China (0.30%)
CNOOC, Ltd., Sponsored ADR	9,771	1,653,743
JinkoSolar Holding Co., Ltd., ADR(a)	5,556	44,781
PetroChina Co., Ltd., ADR	5,807	421,820
		2,120,344

Colombia (0.02%)
Ecopetrol SA, Sponsored ADR	5,846	135,978

Denmark (0.12%)
FLSmidth & Co. A/S	7,311	383,925
Vestas Wind Systems A/S	7,588	475,884
		859,809

Faroe Islands (0.13%)
Bakkafrost P/F	15,902	893,023

Finland (0.10%)
Outokumpu OYJ	122,451	514,556
Outotec OYJ(a)	43,438	168,264
		682,820

France (0.13%)
TOTAL SA, Sponsored ADR	15,485	907,421

Germany (0.19%)
K+S AG	47,872	893,040
Salzgitter AG	10,429	417,923
		1,310,963

Great Britain (1.24%)
Anglo American PLC	18,446	394,974
BP PLC, Sponsored ADR	43,315	1,878,571
Ensco PLC, Class A	14,961	106,822
John Wood Group PLC	37,393	341,357
Kazakhmys PLC	31,933	211,758
Noble Corp. PLC(a)	74,500	373,990
Petrofac, Ltd.	12,709	93,927
Rio Tinto PLC, Sponsored ADR	30,241	1,490,578
Severn Trent PLC	21,898	521,455
Subsea 7 SA	102,954	1,300,085
TechnipFMC PLC	28,201	741,686
Tullow Oil PLC(a)	35,921	103,674
United Utilities Group PLC	129,470	1,202,441
		8,761,318

 10 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
India (0.02%)
Vedanta, Ltd., ADR	15,717	$175,087

Israel (0.02%)
SolarEdge Technologies, Inc.(a)	3,393	131,411
Tower Semiconductor, Ltd.(a)	1	9
		131,420

Italy (0.04%)
Eni SpA, Sponsored ADR	8,929	315,551

Japan (1.67%)
Daido Steel Co., Ltd.	6,200	255,506
GS Yuasa Corp.	21,600	444,118
Hitachi Metals, Ltd.	48,800	576,077
Inpex Corp.	143,333	1,650,741
Japan Petroleum Exploration Co., Ltd.	19,200	406,852
JFE Holdings, Inc.	29,300	553,359
Kobe Steel, Ltd.	60,200	484,438
Kubota Corp.	112,400	1,775,131
Kurita Water Industries, Ltd.	18,016	444,353
Maruichi Steel Tube, Ltd.	16,300	470,935
Megmilk Snow Brand Co., Ltd.	6,000	140,488
Mitsubishi Materials Corp.	17,600	488,217
Nippon Light Metal Holdings Co., Ltd.	39,000	82,262
Nippon Suisan Kaisha, Ltd.	129,600	828,126
Nisshin Steel Co., Ltd.	29,000	379,350
OSAKA Titanium Technologies Co., Ltd.	3,700	58,008
Pacific Metals Co., Ltd.	2,900	81,344
Sakata Seed Corp.	15,600	493,570
Sumitomo Forestry Co., Ltd.	20,659	307,409
Sumitomo Metal Mining Co., Ltd.	3,200	100,962
Toho Titanium Co., Ltd.	12,700	129,549
Toho Zinc Co., Ltd.	13,600	435,113
Tokyo Steel Manufacturing Co., Ltd.	73,400	578,301
UACJ Corp.	11,100	243,278
Yamato Kogyo Co., Ltd.	14,400	379,031
		11,786,518

Luxembourg (0.13%)
APERAM SA	9,087	309,801
ArcelorMittal	5,056	126,216
Tenaris SA, ADR	1,915	55,975
Ternium SA, Sponsored ADR	12,748	405,897
		897,889

Netherlands (0.35%)
Core Laboratories N.V.	5,076	432,678
Frank's International N.V.(a)	41,457	294,345
Fugro N.V.(a)	27,192	351,109
OCI N.V.(a)	15,679	446,457
Royal Dutch Shell PLC, Class A, Sponsored ADR	3,991	252,191
Royal Dutch Shell PLC, Class B	6,862	224,977
SBM Offshore N.V.	27,872	482,377
		2,484,134
	Shares	Value (Note 2)
Norway (1.65%)
Aker BP ASA	25,870	$853,147
Aker Solutions ASA(a)(b)	35,369	233,282
DNO ASA	266,580	513,250
Equinor ASA	48,264	1,255,581
Leroy Seafood Group ASA	124,475	1,147,028
Marine Harvest ASA	90,371	2,186,966
Norsk Hydro ASA	96,822	502,613
Petroleum Geo-Services ASA(a)	83,795	261,828
Salmar ASA	16,124	851,168
TGS NOPEC Geophysical Co. ASA	21,048	706,361
Yara International ASA	72,477	3,118,391
		11,629,615

Peru (0.11%)
Southern Copper Corp.	19,506	747,860

Singapore (0.15%)
Sembcorp Marine, Ltd.	61,200	70,693
Wilmar International, Ltd.	445,761	1,016,933
		1,087,626

South Africa (0.23%)
Exxaro Resources, Ltd.	59,833	612,018
Kumba Iron Ore, Ltd.	15,133	296,454
Sasol, Ltd.	21,246	697,039
		1,605,511

South Korea (0.03%)
POSCO, Sponsored ADR	3,761	216,709

Spain (0.04%)
Acerinox SA	27,354	305,735

Sweden (0.36%)
Boliden AB	61,249	1,399,849
Holmen AB, B Shares	19,366	443,775
Lundin Petroleum AB	12,829	391,691
SSAB AB, A Shares	72,672	290,254
		2,525,569

Switzerland (0.11%)
Bucher Industries AG	594	163,960
Ferrexpo PLC	135,944	362,992
Glencore PLC	46,220	188,372
Weatherford International PLC(a)	20,498	27,672
		742,996

United Kindom (0.11%)
CNH Industrial N.V.	76,926	799,261

United States (9.48%)
AGCO Corp.	27,270	1,528,211
AK Steel Holding Corp.(a)	135,146	500,040
Alcoa Corp.(a)	10,361	362,531
Allegheny Technologies, Inc.(a)	2,903	75,159
American States Water Co.	6,377	390,400

 11 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
United States (continued)
American Water Works Co., Inc.	1,372	$121,463
Anadarko Petroleum Corp.	9,595	510,454
Andersons, Inc.	11,781	424,116
Antero Resources Corp.(a)	34,762	552,368
Apache Corp.	25,949	981,651
Aqua America, Inc.	27,724	901,862
Archer-Daniels-Midland Co.	23,653	1,117,604
Baker Hughes a GE Co.	13,729	366,427
Bonanza Creek Energy, Inc.(a)	9,572	246,479
Bristow Group, Inc.(a)	13,094	144,165
Bunge, Ltd.	28,517	1,762,351
C&J Energy Services, Inc.(a)	15,972	299,954
Cabot Oil & Gas Corp.	18,573	450,024
California Resources Corp.(a)	12,276	384,730
California Water Service Group	7,330	307,860
Cal-Maine Foods, Inc.	29,240	1,423,111
Carpenter Technology Corp.	11,547	503,565
Carrizo Oil & Gas, Inc.(a)	35,614	648,531
Century Aluminum Co.(a)	18,820	149,431
CF Industries Holdings, Inc.	9,620	462,049
Chesapeake Energy Corp.(a)	11,489	40,326
Chevron Corp.	9,188	1,025,840
Cliffs Natural Resources, Inc.(a)	42,406	456,289
CNX Resources Corp.(a)	13,252	207,394
Compass Minerals International, Inc.	13,897	674,143
ConocoPhillips	6,841	478,186
Continental Resources, Inc.(a)	25,931	1,366,045
Darling Ingredients, Inc.(a)	39,609	818,322
Deere & Co.	10,428	1,412,368
Denbury Resources, Inc.(a)	66,558	229,625
Devon Energy Corp.	23,480	760,752
Diamond Offshore Drilling, Inc.(a)	31,745	450,144
Dril-Quip, Inc.(a)	13,034	554,727
Energy Recovery, Inc.(a)	41,392	310,440
EOG Resources, Inc.	10,750	1,132,405
EQT Corp.	7,871	267,378
Exterran Corp.(a)	4,841	101,128
Extraction Oil & Gas, Inc.(a)	27,255	217,767
Exxon Mobil Corp.	7,125	567,720
First Solar, Inc.(a)	6,824	285,243
FMC Corp.	10,214	797,509
Forum Energy Technologies, Inc.(a)	14,276	127,913
Freeport-McMoRan, Inc.	64,970	756,901
Fresh Del Monte Produce, Inc.	9,031	298,294
Gulfport Energy Corp.(a)	35,874	326,812
Halcon Resources Corp.(a)	103,746	344,437
Halliburton Co.	13,093	454,065
Harsco Corp.(a)	20,191	554,647
Helix Energy Solutions Group, Inc.(a)	35,512	302,562
Helmerich & Payne, Inc.	4,326	269,467
Hess Corp.	1,505	86,387
HollyFrontier Corp.	28,340	1,911,249
Ingredion, Inc.	17,790	1,799,992
Kinder Morgan, Inc.	5,763	98,086
Kosmos Energy, Ltd.(a)	71,459	463,769
Marathon Oil Corp.	8,340	158,377
Marathon Petroleum Corp.	31,343	2,208,113
	Shares	Value (Note 2)
United States (continued)
Matador Resources Co.(a)	18,081	$521,456
McDermott International, Inc.(a)	25,657	198,329
Mosaic Co.	12,802	396,094
Murphy Oil Corp.	45,632	1,453,836
Nabors Industries, Ltd.	176,847	878,930
National Oilwell Varco, Inc.	3,499	128,763
Newfield Exploration Co.(a)	30,453	615,151
Noble Energy, Inc.	28,251	702,037
Oceaneering International, Inc.(a)	47,381	897,396
Oil States International, Inc.(a)	23,227	517,265
Patterson-UTI Energy, Inc.	43,886	730,263
PDC Energy, Inc.(a)	20,568	873,112
Phillips 66	10,779	1,108,297
Pilgrim's Pride Corp.(a)	143,550	2,535,092
PotlatchDeltic Corp. REIT	19,499	706,839
ProPetro Holding Corp.(a)	19,678	347,317
QEP Resources, Inc.(a)	56,900	506,979
Range Resources Corp.	26,273	416,427
Rayonier, Inc. REIT	30,244	913,369
Rexnord Corp.(a)	48,783	1,307,872
Rowan Cos. PLC, Class A(a)	104,809	1,667,511
RPC, Inc.	62,124	924,405
Sanderson Farms, Inc.	6,358	625,564
Schlumberger, Ltd.	8,909	457,121
Schnitzer Steel Industries, Inc., Class A	18,302	492,324
SJW Group	6,870	417,215
Southwestern Energy Co.(a)	26,093	139,337
SRC Energy, Inc.(a)	97,972	693,642
SunCoke Energy, Inc.(a)	10,819	121,173
Superior Energy Services, Inc.(a)	76,267	597,171
TimkenSteel Corp.(a)	6,351	73,862
TPI Composites, Inc.(a)	976	24,654
Transocean, Ltd.(a)	31,936	351,615
Tyson Foods, Inc., Class A	41,839	2,506,992
United States Steel Corp.	18,276	484,862
US Silica Holdings, Inc.	14,303	200,242
Valero Energy Corp.	20,330	1,851,859
W&T Offshore, Inc.(a)	98,879	666,444
Walter Energy, Inc.(a)	68,768	76
Weyerhaeuser Co. REIT	42,390	1,128,846
WildHorse Resource Development Corp.(a)	32,810	695,900
Williams Cos., Inc.	1,855	45,132
		66,850,129

TOTAL COMMON STOCKS
(Cost $146,217,158)		139,055,891

MASTER LIMITED PARTNERSHIPS (0.17%)
United States (0.17%)
Alliance Resource Partners LP	29,972	575,163
Buckeye Partners LP	977	32,055
Energy Transfer LP	4,974	77,296
Enterprise Products Partners LP	10,676	286,330
Magellan Midstream Partners LP	2,054	126,691

 12 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
United States (continued)
MPLX LP	1,555	$52,264
Plains All American Pipeline LP	3,090	67,269
		1,217,068

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,628,286)		1,217,068

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (70.35%)
U.S. Treasury Bonds (70.35%)
United States Treasury Inflation Indexed Bonds
0.125%, 4/15/19(c)	$245,384,722	$243,261,570
0.125%, 4/15/20(c)	25,302,450	24,869,870
United States Treasury Notes
1.625%, 3/31/19	23,250,000	23,172,803
1.500%, 3/31/19	56,500,000	56,288,125
0.875%, 5/15/19	31,500,000	31,228,682
1.625%, 7/31/19	88,400,000	87,762,898
2.375%, 4/30/20	30,000,000	29,803,125
		496,387,073
TOTAL GOVERNMENT BONDS
(Cost $499,589,371)		496,387,073

Value (Note 2)
TOTAL INVESTMENTS (90.23%)
(Cost $647,434,815)	$636,660,032

Other Assets In Excess Of Liabilities (9.77%)	68,963,207
NET ASSETS - 100.00%	$705,623,239

(a)	Non-Income Producing Security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2018 the aggregate market value of those securities was $233,282 representing 0.033% of net assets.
(c)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $48,109,179.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

 13 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2018

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/Fair Value (Note 2)	Unrealized Appreciation
Coffee 'C' Future	Morgan Stanley & Co., LLC	Long	171	11/30/18	$7,226,888	$948,965
Copper Future	Morgan Stanley & Co., LLC	Short	(401)	03/27/19	(26,846,950)	1,206,658
LME Zinc Future	Morgan Stanley & Co., LLC	Long	12	11/30/18	754,425	29,234
Natural Gas Future	Morgan Stanley & Co., LLC	Long	658	11/28/18	21,457,380	1,186,361
Platinum Future	Morgan Stanley & Co., LLC	Long	173	01/29/19	7,291,950	110,292
Sugar #11 Future	Morgan Stanley & Co., LLC	Long	240	02/28/19	3,545,472	528,856
WTI Crude Future	Morgan Stanley & Co., LLC	Short	(746)	11/19/18	(48,721,260)	4,847,615
					$(35,292,095)	$8,857,981

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/Fair Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley & Co., LLC	Long	902	11/30/18	$67,686,080	$(3,629,884)
Coffee Robusta Future	Morgan Stanley & Co., LLC	Short	(319)	01/25/19	(5,343,250)	(592,275)
Gold 100 Oz Future	Morgan Stanley & Co., LLC	Long	86	12/27/18	10,449,000	(16,396)
LME Copper Future	Morgan Stanley & Co., LLC	Long	191	11/30/18	28,654,775	(772,092)
LME Nickel Future	Morgan Stanley & Co., LLC	Long	52	11/30/18	3,577,548	(309,013)
Silver Future	Morgan Stanley & Co., LLC	Long	217	12/27/18	15,495,970	(586,718)
Soybean Future	Morgan Stanley & Co., LLC	Long	258	01/14/19	10,987,575	(273,425)
Soybean Meal Future	Morgan Stanley & Co., LLC	Long	97	12/14/18	2,972,080	(146,307)
					$134,479,778	$(6,326,110)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Appreciation
Citigroup	CRB 3m Fwd TR Index **	$133,940,149	USB3MTA + 24 bps*	9/30/19	$133,940,657	$508
UBS	CRB 3m Fwd TR Index **	73,680,577	USB3MTA + 32 bps*	11/30/18	73,680,860	283
Societe Generale	CRB 3m Fwd TR Index **	72,763,784	USB3MTA + 35 bps*	11/30/18	72,764,061	277
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index **	168,432,685	USB3MTA + 30 bps*	6/28/19	168,432,687	2
		$448,817,195			$448,818,265	$1,070

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

 14 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2018

ASSETS
Investments, at value	$636,660,032
Cash	64,157,735
Foreign currency, at value (Cost $294,399)	292,885
Unrealized appreciation on total return swap contracts	1,070
Receivable for shares sold	15,538,048
Receivable for investments sold	438,113
Receivable for variation margin on futures contracts	187,359
Dividends and interest receivable	860,699
Prepaid expenses and other assets	37,482
Total Assets	718,173,423
LIABILITIES
Payable due to broker for total return swap contracts	9,133,091
Payable due to broker for futures contracts	1,043,076
Payable for shares redeemed	1,499,680
Investment advisory fees payable	515,781
Administration and transfer agency fees payable	208,149
Distribution and services fees payable	36,814
Trustees' fees and expenses payable	2,236
Professional fees payable	42,512
Accrued expenses and other liabilities	68,845
Total Liabilities	12,550,184
NET ASSETS	$705,623,239
NET ASSETS CONSIST OF
Paid-in capital	$747,116,593
Total distributable earnings	(41,493,354)
NET ASSETS	$705,623,239
INVESTMENTS, AT COST	$647,434,815

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.54
Net Assets	$48,727,793
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,462,445
Class A:
Net Asset Value, offering and redemption price per share	$7.54
Net Assets	$190,704
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	25,286
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.98
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.22
Net Assets	$9,510,027
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,317,054
Class I:
Net Asset Value, offering and redemption price per share	$7.58
Net Assets	$647,194,715
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	85,353,809

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 15 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$3,940,484
Foreign taxes withheld on dividends	(290,927)
Interest and other income, net of premium amortization and accretion of discount	9,179,892
Total Investment Income	12,829,449

EXPENSES
Investment advisory fees	5,365,034
Investment advisory fees - subsidiary (Note 8)	999,885
Administrative fees	716,649
Transfer agency fees	607,468
Distribution and service fees
Investor Class(a)	185,454
Class A(b)	126
Class C	87,935
Professional fees	49,072
Reports to shareholders and printing fees	116,912
State registration fees	64,248
Insurance fees	4,018
Custody fees	65,572
Trustees' fees and expenses	19,525
Repayment of previously waived fees
Investor Class(a)	6,800
Class C	1,645
Class I	46,891
Miscellaneous expenses	24,188
Total Expenses	8,361,422
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(999,885)
Class A(b)	(10)
Net Expenses	7,361,527
Net Investment Income	5,467,922
Net realized gain on investments	269,103
Net realized gain on futures contracts	5,493,863
Net realized gain on total return swap contracts	7,759,107
Net realized loss on foreign currency transactions	(29,234)
Net Realized Gain	13,492,839
Net change in unrealized depreciation on investments	(19,867,950)
Net change in unrealized appreciation on futures contracts	260,536
Net change in unrealized appreciation on total return swap contracts	1,190
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(10,426)
Net Change in Unrealized Depreciation	(19,616,650)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,123,811)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(655,889)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

 16 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$5,467,922	$287,848
Net realized gain	13,492,839	6,803,365
Net change in unrealized appreciation/(depreciation)	(19,616,650)	14,722,728
Net Increase/(Decrease) in Net Assets Resulting from Operations	(655,889)	21,813,941

TOTAL DISTRIBUTIONS(a)
From distributable earnings
Investor Class(b)	(1,159,806)	(15,061)
Class C	(187,271)	–
Class I	(11,870,472)	(491,956)
Net Decrease in Net Assets from Distributions	(13,217,549)	(507,017)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	18,832,619	29,389,655
Class A(c)	195,323	–
Class C	4,136,291	3,802,844
Class I	322,824,182	213,799,975
Dividends reinvested
Investor Class(b)	1,099,833	12,719
Class C	111,922	–
Class I	10,390,433	450,481
Shares redeemed, net of redemption fees
Investor Class(b)	(18,297,033)	(12,292,578)
Class C	(2,104,665)	(3,621,065)
Class I	(155,888,526)	(215,121,025)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	181,300,379	16,421,006

Net increase in net assets	167,426,941	37,727,930

NET ASSETS
Beginning of year	538,196,298	500,468,368
End of year	$705,623,239	$538,196,298 (d)

(a)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $507,017, and Net Realized Gains $–.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.
(d)	For the prior year ended October 31, 2017, included accumulated net investment income of $11,459,725.

See Notes to Financial Statements.

 17 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period(c)	$7.64		$7.29		$7.15		$9.56		$10.87		$10.40
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.05		(0.01	)(e)	(0.03	)(e)	(0.09	)(e)	0.00	(e)(f)	(0.06	)(e)
Net realized and unrealized gain/(loss)	0.04		0.36		0.17		(2.32)		(1.31)		0.53
Total from investment operations	0.09		0.35		0.14		(2.41)		(1.31)		0.47
DISTRIBUTIONS:
From net investment income	(0.19)		(0.00	)(f)	–		–		–		–
Total distributions	(0.19)		(0.00	)(f)	–		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)
Net increase/(decrease) in net asset value	(0.10)		0.35		0.14		(2.41)		(1.31)		0.47
Net asset value, end of year	$7.54		$7.64		$7.29		$7.15		$9.56		$10.87
TOTAL RETURN(g)	1.23%		4.85%		1.96%		(25.21)%		(12.05)%		4.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$48,728		$47,845		$29,468		$30,085		$39,971		$112,562
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40	%(h)	1.38%		1.41%		1.47%		1.46	%(i)	1.50%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%		1.38%		1.41%		1.45%		1.45	%(i)	1.45%
Ratio of net investment income/(loss) to average net assets	0.66%		(0.10)%		(0.48)%		(1.12)%		0.09	%(i)	(0.60)%
Portfolio turnover rate(j)	42%		66%		50%		52%		12%		28%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Less than $0.005 or ($0.005) per share.
(g)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(h)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.56%.
(i)	Annualized.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 18 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	(0.00	)(c)
Net realized and unrealized loss	(0.62)
Total from investment operations	(0.62)

Net (decrease) in net asset value	(0.62)
Net asset value, end of year	$7.54
TOTAL RETURN(d)	(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45	%(e)
Ratio of net investment loss to average net assets	(0.10	%)(e)
Portfolio turnover rate(g)	42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.64%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 19 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.36		$7.07		$6.98		$9.39		$10.71		$10.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.00	)(d)(e)	(0.06	)(e)	(0.08	)(e)	(0.14	)(e)	(0.04	)(e)	(0.12	)(e)
Net realized and unrealized gain/(loss)	0.04		0.35		0.17		(2.27)		(1.28)		0.52
Total from investment operations	0.04		0.29		0.09		(2.41)		(1.32)		0.40
DISTRIBUTIONS:
From net investment income	(0.18)		–		–		–		–		–
Total distributions	(0.18)		–		–		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–		0.00	(d)	0.00	(d)	0.00	(d)
Net increase/(decrease) in net asset value	(0.14)		0.29		0.09		(2.41)		(1.32)		0.40
Net asset value, end of year	$7.22		$7.36		$7.07		$6.98		$9.39		$10.71
TOTAL RETURN(f)	0.62%		4.10%		1.29%		(25.67)%		(12.32)%		3.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,510		$7,642		$7,260		$8,335		$12,534		$13,996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05	%(g)	2.05%		2.05%		2.07%		2.07	%(h)	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%		2.05%		2.05%		2.05%		2.05	%(h)	2.05%
Ratio of net investment loss to average net assets	(0.04)%		(0.81)%		(1.13)%		(1.74)%		(0.82	)%(h)	(1.16)%
Portfolio turnover rate(i)	42%		66%		50%		52%		12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 2.21%.
(h)	Annualized.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 20 | October 31, 2018

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.67		$7.31	$7.15	$9.57	$10.87		$10.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.07		0.01	(0.02)	(0.06)	(0.01)		(0.03)
Net realized and unrealized gain/(loss)	0.03		0.36	0.18	(2.31)	(1.29)		0.53
Total from investment operations	0.10		0.37	0.16	(2.37)	(1.30)		0.50
DISTRIBUTIONS:
From net investment income	(0.19)		(0.01)	–	(0.05)	–		–
Total distributions	(0.19)		(0.01)	–	(0.05)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(0.09)		0.36	0.16	(2.42)	(1.30)		0.50
Net asset value, end of year	$7.58		$7.67	$7.31	$7.15	$9.57		$10.87
TOTAL RETURN(e)	1.42%		5.03%	2.24%	(24.88)%	(11.96)%		4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$647,195		$482,710	$463,741	$362,389	$393,618		$266,293
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.13	%(f)	1.15%	1.15%	1.17%	1.16	%(g)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.13%		1.15%	1.15%	1.15%	1.15	%(g)	1.15%
Ratio of net investment income/(loss) to average net assets	0.90%		0.08%	(0.22)%	(0.73)%	(0.12	)%(g)	(0.26)%
Portfolio turnover rate(h)	42%		66%	50%	52%	12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.29%.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 21 | October 31, 2018

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2018 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended 31st Oct 2018 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of -16.98% at Net Asset Value, Class C, INFCX, delivered -18.32% with CDSC, and Class I, INDIX, delivered -16.66%. The Fund underperformed the benchmark Nifty 500 Index (“NSE500”) which returned -16.51% during the period without taking into account sales charges for Class A and C Shares.

The period between November 2017 and October 2018 saw periods of high volatility both in foreign as well as domestic equities mainly led by US-China conflicts over trade which deteriorated to tariff wars, sudden spurt in crude prices on concerns of supply limitations post Iran sanctions and liquidity squeeze in Indian markets after the default of IL&FS.

Global commodity prices especially crude rallied in this period by 22% which put pressure on India’s Current Account Deficit (CAD) and consequently on the currency, which depreciated by 15% over this period. Global yields continued to rise and in particular for India, the spread between the Indian and the US 10yr yields saw marginal expansion of 20 bps. The US Federal Reserve increased the Fed funds rate four times in this period (December 2017, March 2018, June 2018 and September 2018), as expected by markets.

The RBI had raised its repo rate by 50 bps in this period. The minutes of the October MPC meeting reaffirmed the wait-and-watch mode of the members. Even as there was an acknowledgement of the upside risks to inflation over the foreseeable horizon, the volatile global macro conditions, more-than-expected benign inflation trajectory and the lagged impact of the last two rate hikes essentially put most of the members on the vigilant mode with the stance being changed to ‘calibrated tightening’ while staying off any policy rate hike in the October policy. The RBI Governor made clear that in the current rate cycle, a cut in the policy repo rate is off the table.

The Indian union budget for FY2019 was announced on Feb 1, 2018 and the budget offered a modest fiscal stimulus to infrastructure and rural economy. The government has budgeted (1) a 17% increase in taxation revenues, 10% increase in expenditure (10% increase in revenue expenditure and 10% increase in capital expenditure) and (3) Rs800 bn of divestment revenues versus FY2018RE figure of Rs1.0 tn. The government has introduced 10% long-term capital gains (LTCG) on shares from April 1, 2018 versus nil earlier. However, it will grandfather capital gains up to January 1, 2018. The government budgeted Rs1.6 tn (0.8% of GDP) towards the rural development through allocations in key sectors such as employment guarantee scheme, housing, irrigation, rural roads and connectivity and social welfare schemes targeted towards women and children.

Real GDP growth accelerated to 8.2% in 1QFY19 compared to 7.7% in 4QFY18 led by a strong favorable base effect and also pickup in a sequential momentum. Nominal GDP growth improved sharply to 13.8% from 10.9% in 4QFY18. Real GVA growth picked up to 8% from 7.6% in 4QFY18 largely led by pickup in agriculture (5.3% from 4.5% in 4QFY18) and industrial growth (10.2% from 8.8% in 4QFY18). Within industry, manufacturing (13.5% from 9.1% in 4QFY18) and construction (8.7% from 11.5% in 4QFY18) were the key contributors. The sharp pickup in agriculture sector output was largely led by 8.1% growth in livestock products, forestry and fisheries (accounts for 44.9% of agriculture sector GVA). Meanwhile, the service sector growth moderated to 7.3% from 7.7% in 4QFY19.

Portfolio Composition

As of 31st Oct 2018, Financials remains the largest sector (31.05% wt.), followed by information Technology (13.58%) and Materials (10.38%). The top 5 holdings in the portfolio are HDFC Bank, Infosys Ltd, ICICI Bank, Reliance Industries and ITC. Large active deviations in the portfolio are in Information Technology (+2.72% deviation from benchmark), Industrials (+1.92% deviation), Utilities (-2.96% deviation) and Energy (-2.39%). In terms of market capitalization focus, as of 31st Oct, the fund is invested 70.51% in large caps, 20.48% in midcaps and 5.29% in small-caps.

During the period, some of the names within our favored sectors where we initiated new positions and continue to hold as of this report are Astral Polytechnik, AU Small Finance Bank, Aurobindo Pharma, Team Lease and Titan Industries. Some of the stocks where we booked profit and exited completely include ACC, Akzo India, Arvind Lts, Bombay Stock Exchange, Federal Bank and Orient Cement.

Outlook

Tax revenues (GST) in India have been trailing estimates. However for the month of October, as per finance ministry the GST tax collection has crossed Rs1 tn. mark and the government is hopeful that the momentum will sustain in November and December on account of festive demand and anti-evasion measure initiated by revenue department. Brent oil has cooled off nearly 13% from a peak of USD 85/bl at the end of September to about USD 74.5/bl as of the end of the Oct 2018. At the same time the INR has remained flat at about 73.4/USD during the month. India being a large net importer of oil, the sharp rise in price of oil and depreciation in INR in recent months has a direct negative bearing on India’s trade balance; stabilization on both fronts this month is positive for India’s macro. Inflation also has been in a moderate at 3.77% for September. All in all, while the stress in macro remains elevated, we have seen some moderation in recent weeks.

Large cap stocks have been large outperformers vs. mid and small cap stocks for much of 2018 and the valuation gap between large and mid-caps has narrowed meaningfully. Inflows in the domestic mutual fund have continued, albeit at lower levels, in recent months, despite subdued returns over last 8-10 months. In the near term market participants will keenly evaluate the impact of Iran sanctions on oil prices & US midterm election outcome along with trade policies. In India the progress of the earnings seasons and state elections are two important events which will have bearing on

 22 | October 31, 2018

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2018 (Unaudited)

Indian equity markets. Nifty presently trades at a fair valuation of 15.2x FY20E and 13.1x FY21E earnings (year ending March - Kotak Securities estimates), and stocks in general have seen fair amount of correction lately. Though it’s likely that that the in the near term the markets can remain volatile, the current levels of the market offers attractive levels for investors to take exposure to Indian markets from a medium to long term perspective.

Mr. Nitin Tejpal Jain
Fund Manager

NSE500 is an Index of India comprised of the top 500 companies listed on the NSE.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

 23 | October 31, 2018

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-17.10%	-16.91%	4.02%	10.80%	5.18%	3.05%	2.00%
Class A (NAV)	-17.17%	-16.98%	3.99%	10.78%	5.17%	3.05%	2.00%
Class A (MOP)	-21.71%	-21.57%	2.05%	9.55%	4.40%
Class C (NAV)	-17.41%	-17.52%	3.25%	10.01%	4.46%	3.69%	2.60%
Class C (CDSC)	-18.24%	-18.32%	3.25%	10.01%	4.46%
Class I	-17.01%	-16.66%	4.28%	11.16%	5.52%	2.65%	1.60%
Nifty 500 Index[1]	-16.78%	-15.91%	4.50%	9.28%	3.68%
MSCI India Index Total Return[2]	-13.19%	-12.42%	3.90%	5.94%	2.09%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

 24 | October 31, 2018

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India’s first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.

^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020 for Class A and February 28, 2019 for all other Classes. Please see the prospectus for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a% of Net Assets) †

HDFC Bank, Ltd.	8.95%
Infosys, Ltd.	5.95%
ICICI Bank, Ltd.	4.74%
Reliance Industries, Ltd.	4.22%
ITC, Ltd.	3.97%
Housing Development Finance Corp., Ltd.	3.57%
Tata Consultancy Services, Ltd.	3.09%
Axis Bank, Ltd.	2.70%
Larsen & Toubro, Ltd.	2.55%
Maruti Suzuki India, Ltd.	2.48%
Top Ten Holdings	42.22%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

 25 | October 31, 2018

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
COMMON STOCKS (96.47%)
Consumer Discretionary (9.98%)
Auto Components (2.07%)
Motherson Sumi Systems, Ltd.	57,555	$127,120
MRF, Ltd.	368	321,106
		448,226

Automobiles (4.87%)
Mahindra & Mahindra, Ltd.	20,107	208,453
Maruti Suzuki India, Ltd.	5,992	536,158
Tata Motors, Ltd., Class A(a)	84,130	111,071
TVS Motor Co., Ltd.	26,617	196,020
		1,051,702

Hotels, Restaurants & Leisure (0.78%)
Jubilant Foodworks, Ltd.	11,429	167,777

Household Durables (1.41%)
Crompton Greaves Consumer Electricals, Ltd.	105,546	304,751

Textiles, Apparel & Luxury Goods (0.85%)
Titan Co., Ltd.	16,099	184,190

TOTAL CONSUMER DISCRETIONARY		2,156,646

Consumer Staples (8.54%)
Food Products (1.43%)
Britannia Industries, Ltd.	4,064	309,821

Personal Products (3.14%)
Colgate-Palmolive India, Ltd.	13,186	199,392
Emami, Ltd.	36,680	196,327
Godrej Consumer Products, Ltd.	28,681	281,750
		677,469

Tobacco (3.97%)
ITC, Ltd.	226,029	856,546

TOTAL CONSUMER STAPLES		1,843,836

Energy (6.79%)
Oil, Gas & Consumable Fuels (6.79%)
Hindustan Petroleum Corp., Ltd.	92,362	281,071
Petronet LNG, Ltd.	89,814	273,947
Reliance Industries, Ltd.	63,476	911,279
		1,466,297

TOTAL ENERGY		1,466,297

Financials (31.12%)
Banks (23.71%)
AU Small Finance Bank, Ltd.(b)(c)	36,111	271,071
Axis Bank, Ltd.(a)	74,167	583,882
	Shares	Value (Note 2)
Banks (continued)
HDFC Bank, Ltd.	74,420	$1,932,355
ICICI Bank, Ltd.	213,375	1,023,415
IndusInd Bank, Ltd.	26,880	518,207
RBL Bank, Ltd.(b)(c)	36,255	257,306
State Bank of India(a)	102,609	390,491
Yes Bank, Ltd.	56,886	144,674
		5,121,401

Consumer Finance (2.54%)
Bajaj Finance, Ltd.	6,281	202,097
Bharat Financial Inclusion, Ltd.(a)	29,233	347,344
		549,441

Insurance (1.30%)
ICICI Prudential Life Insurance Co., Ltd.(b)(c)	62,381	280,524

Thrifts & Mortgage Finance (3.57%)
Housing Development Finance Corp., Ltd.	32,241	771,319

TOTAL FINANCIALS		6,722,685

Health Care (5.55%)
Health Care Providers & Services (0.85%)
HealthCare Global Enterprises, Ltd.(a)	59,062	182,509
Pharmaceuticals (4.70%)
Aurobindo Pharma, Ltd.	15,976	171,211
Cadila Healthcare, Ltd.	29,802	145,209
Cipla, Ltd.	25,723	219,288
Lupin, Ltd.	13,507	161,882
Sun Pharmaceutical Industries, Ltd.	40,504	317,980
		1,015,570

TOTAL HEALTH CARE		1,198,079

Industrials (9.71%)
Airlines (0.81%)
InterGlobe Aviation, Ltd.(b)(c)	14,514	174,282
Building Products (1.87%)
Astral Poly Technik, Ltd.	11,218	149,137
Kajaria Ceramics, Ltd.	27,167	144,865
Somany Ceramics, Ltd.	23,892	109,932
		403,934

Construction & Engineering (2.55%)
Larsen & Toubro, Ltd.	31,400	551,797

Electrical Equipment (2.56%)
Amara Raja Batteries, Ltd.	25,249	254,884
Finolex Cables, Ltd.	2,028	13,729

 26 | October 31, 2018

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
Electrical Equipment (continued)
V-Guard Industries, Ltd.	111,694	$284,079
		552,692

Machinery (1.41%)
Thermax, Ltd.	9,229	124,895
Timken India, Ltd.	25,290	179,077
		303,972

Professional Services (0.51%)
TeamLease Services, Ltd.(a)	3,181	110,699

TOTAL INDUSTRIALS		2,097,376

Information Technology (13.58%)
IT Services (13.58%)
HCL Technologies, Ltd.	36,202	517,546
Infosys, Ltd.	138,964	1,284,174
Tata Consultancy Services, Ltd.	25,429	666,633
Tech Mahindra, Ltd.	46,163	464,966
		2,933,319

TOTAL INFORMATION TECHNOLOGY		2,933,319

Materials (10.41%)
Chemicals (3.26%)
Berger Paints India, Ltd.	65,249	246,960
Bodal Chemicals, Ltd.	90,149	141,921
Gulf Oil Lubricants India, Ltd.	12,781	122,856
SH Kelkar & Co., Ltd.(b)(c)	55,673	126,853
Supreme Industries, Ltd.	4,938	65,844
		704,434

Construction Materials (5.11%)
Century Textiles & Industries, Ltd.	13,545	150,995
Dalmia Bharat, Ltd.(a)	7,762	220,685
JK Cement, Ltd.	22,679	206,573
Ramco Cements, Ltd.	39,685	322,394
Shree Cement, Ltd.	1,075	202,882
		1,103,529

Metals & Mining (2.04%)
Jindal Steel & Power, Ltd.(a)	80,850	187,462
Vedanta, Ltd.	88,611	253,531
		440,993
TOTAL MATERIALS		2,248,956
	Shares	Value (Note 2)
Real Estate (0.79%)
Real Estate Management & Development (0.79%)
Brigade Enterprises, Ltd.	78,882	$170,566

TOTAL REAL ESTATE		170,566

TOTAL COMMON STOCKS
(Cost $20,590,756)		20,837,760

TOTAL INVESTMENTS (96.47%)
(Cost $20,590,756)		$20,837,760

Other Assets In Excess Of Liabilities (3.53%)		762,228

NET ASSETS (100.00%)		$21,599,988

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018, the aggregate market value of those securities was $1,110,036, representing 5.14% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2018 the aggregate market value of those securities was $1,110,036 representing 5.14% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 27 | October 31, 2018

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	October 31, 2018

ASSETS
Investments, at value	$20,837,760
Cash	449,672
Foreign currency, at value (Cost $306,948)	305,206
Receivable for investments sold	34,049
Receivable for shares sold	11,669
Dividends receivable	1,735
Receivable due from advisor	12,212
Income tax receivable	4,072
Prepaid expenses and other assets	14,338
Total Assets	21,670,713
LIABILITIES
Payable for investments purchased	11,629
Payable for shares redeemed	774
Administration and transfer agency fees payable	27,822
Distribution and services fees payable	5,650
Trustees' fees and expenses payable	2,000
Professional fees payable	10,929
Accrued expenses and other liabilities	11,921
Total Liabilities	70,725
NET ASSETS	$21,599,988
NET ASSETS CONSIST OF
Paid-in capital	$20,407,432
Total distributable earnings	1,192,556
NET ASSETS	$21,599,988
INVESTMENTS, AT COST	$20,590,756
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.73
Net Assets	$5,821,129
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	496,259
Class A:
Net Asset Value, offering and redemption price per share	$11.72
Net Assets	$8,432
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	720
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.40
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.10
Net Assets	$2,023,991
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	182,268
Class I:
Net Asset Value, offering and redemption price per share	$12.05
Net Assets	$13,746,436
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,140,414

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 28 | October 31, 2018

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$313,380
Total Investment Income	313,380

EXPENSES
Investment advisory fees	381,109
Administrative fees	144,835
Transfer agency fees	4,217
Distribution and service fees
Investor Class(a)	28,488
Class A(b)	15
Class C	22,650
Professional fees	45,268
Reports to shareholders and printing fees	8,863
State registration fees	51,518
Insurance fees	241
Franchise tax expenses	7,371
Custody fees	76,264
Trustees' fees and expenses	4,737
Miscellaneous expenses	30,415
Total Expenses	805,991
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class(a)	(75,758)
Class A(b)	(42)
Class C	(20,620)
Class I	(171,092)
Net Expenses	538,479
Net Investment Loss	(225,099)
Net realized gain on investments	1,510,941
Net realized loss on foreign currency transactions	(93,791)
Net Realized Gain	1,417,150
Net change in unrealized depreciation on investments	(6,041,317)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2,018)
Net change in unrealized foreign capital gains tax	139,702
Net Change in Unrealized Depreciation	(5,903,633)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,486,483)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,711,582)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

 29 | October 31, 2018

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS
Net investment loss	$(225,099)	$(156,007)
Net realized gain	1,417,150	959,177
Net change in unrealized appreciation/(depreciation)	(5,903,633)	4,023,798
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,711,582)	4,826,968

TOTAL DISTRIBUTIONS(a)
From distributable earnings
Investor Class(b)	(271,374)	(64,593)
Class C	(64,292)	(23,697)
Class I	(548,207)	(115,109)
Net Decrease in Net Assets from Distributions	(883,873)	(203,399)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	1,570,314	5,923,581
Class A(c)	10,000	–
Class C	488,963	216,603
Class I	6,764,498	10,516,245
Dividends reinvested
Investor Class(b)	241,801	51,962
Class C	63,360	23,372
Class I	486,210	103,156
Shares redeemed, net of redemption fees
Investor Class(b)	(3,961,693)	(3,510,751)
Class C	(170,932)	(350,672)
Class I	(9,865,999)	(3,497,829)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(4,373,478)	9,475,667

Net increase/(decrease) in net assets	(9,968,933)	14,099,236

NET ASSETS
Beginning of year	31,568,921	17,469,685
End of year	$21,599,988	$31,568,921 (d)

(a)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $–, and Net Realized Gains $203,399.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.
(d)	For the year ended October 31, 2017, including accumulated net investment loss of $(212,659).

See Notes to Financial Statements.

 30 | October 31, 2018

ALPS | Kotak India Growth Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period(c)	$14.53	$12.32	$12.57	$13.20	$9.99		$9.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.13)	(0.10)	(0.09)	(0.14)	0.01		(0.02)
Net realized and unrealized gain/(loss)	(2.26)	2.45	1.45	0.06	3.20		0.54
Total from investment operations	(2.39)	2.35	1.36	(0.08)	3.21		0.52
DISTRIBUTIONS:
From net investment income	–	–	–	(0.17)	–		–
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	–		–
Total distributions	(0.41)	(0.14)	(1.61)	(0.55)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)	0.00 (e)
Net increase/(decrease) in net asset value	(2.80)	2.21	(0.25)	(0.63)	3.21		0.52
Net asset value, end of year	$11.73	$14.53	$12.32	$12.57	$13.20		$9.99
TOTAL RETURN(f)	(16.91)%	19.45%	13.31%	(0.65)%	32.13%		5.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,821	$9,538	$5,772	$5,906	$5,536		$5,211
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.80%	2.95%	3.83%	3.51%	4.92	%(g)	6.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.93%	1.90%	1.90%	1.96%	1.90	%(g)	1.88%
Ratio of net investment income/(loss) to average net assets	(0.91)%	(0.74)%	(0.86)%	(1.03)%	0.19	%(g)	(0.27)%
Portfolio turnover rate(h)	24%	30%	23%	58%	28%		65%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 31 | October 31, 2018

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement) to October 31, 2018
Net asset value, beginning of period	$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized loss	(2.14)
Total from investment operations	(2.18)

Net (decrease) in net asset value	(2.18)
Net asset value, end of year	$11.72
TOTAL RETURN(b)	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.16	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(c)
Ratio of net investment loss to average net assets	(0.79	%)(c)
Portfolio turnover rate(d)	24%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 32 | October 31, 2018

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$13.87	$11.85	$12.23	$12.88	$9.77		$9.34
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.21)	(0.18)	(0.16)	(0.21)	(0.03)		(0.09)
Net realized and unrealized gain/(loss)	(2.15)	2.34	1.39	0.05	3.14		0.52
Total from investment operations	(2.36)	2.16	1.23	(0.16)	3.11		0.43
DISTRIBUTIONS:
From net investment income	–	–	–	(0.11)	–		–
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	–		–
Total distributions	(0.41)	(0.14)	(1.61)	(0.49)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (d)	–	0.00	(d)	–
Net increase/(decrease) in net asset value	(2.77)	2.02	(0.38)	(0.65)	3.11		0.43
Net asset value, end of year	$11.10	$13.87	$11.85	$12.23	$12.88		$9.77
TOTAL RETURN(e)	(17.52)%	18.60%	12.51%	(1.34)%	31.83%		4.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,024	$2,140	$1,925	$1,965	$1,497		$875
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.51%	3.69%	4.54%	4.11%	5.57	%(f)	7.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60%	2.60%	2.60	%(f)	2.60%
Ratio of net investment loss to average net assets	(1.57)%	(1.48)%	(1.56)%	(1.67)%	(0.50	)%(f)	(1.00)%
Portfolio turnover rate(g)	24%	30%	23%	58%	28%		65%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 33 | October 31, 2018

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$14.87	$12.58	$12.76	$13.29	$10.04		$9.55
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.08)	(0.06)	(0.06)	(0.09)	0.03		0.00	(d)
Net realized and unrealized gain/(loss)	(2.33)	2.48	1.49	0.06	3.22		0.54
Total from investment operations	(2.41)	2.42	1.43	(0.03)	3.25		0.54
DISTRIBUTIONS:
From net investment income	–	–	–	(0.13)	–		(0.05)
From net realized gains	(0.41)	(0.14)	(1.61)	(0.38)	–		–
Total distributions	(0.41)	(0.14)	(1.61)	(0.51)	–		(0.05)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.01	0.00 (d)	0.01	0.00	(d)	–
Net increase/(decrease) in net asset value	(2.82)	2.29	(0.18)	(0.53)	3.25		0.49
Net asset value, end of year	$12.05	$14.87	$12.58	$12.76	$13.29		$10.04
TOTAL RETURN(e)	(16.66)%	19.68%	13.70%	(0.23)%	32.37%		5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,746	$19,891	$9,772	$8,567	$8,955		$1,945
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.48%	2.65%	3.54%	3.10%	4.49	%(f)	6.28%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60%	1.60%	1.60	%(f)	1.60%
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.45)%	(0.56)%	(0.67)%	0.50	%(f)	0.00	%(g)
Portfolio turnover rate(h)	24%	30%	23%	58%	28%		65%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Less than 0.005% or (0.005)%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 34 | October 31, 2018

ALPS | Smith Funds

Management Commentary	October 31, 2018 (Unaudited)

Dear Shareholder,

The ALPS l Smith Capital Investors Funds were launched on June 29, 2018, and this is the first annual report for the Funds. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships and investing excellence. Our ultimate goal is to provide shareholders with a consistent, risk-adjusted return with a keen focus on capital preservation.

Performance Commentary as of 10/31/18

Since June 29, 2018, the Fund’s inception, the ALPS l Smith Capital Investors Total Return Bond Fund Class I outperformed the Bloomberg Barclays US Aggregate Index by 1.86%, despite a modest increase in US Treasury rates including 34 basis points (“bps”) for the 2-year US Treasury, 24 bps for the 5-year US Treasury, 27 bps for the 10-year US Treasury, and 40 bps for 30-year US Treasury. This was offset by only a slight 5 bps tightening in credit spreads in the Investment Grade Corporate Index. The Bloomberg Barclays US Aggregate Index performance during the period was -0.77% versus the Fund’s return of 1.09%. The Fund’s outperformance was driven by a defensive duration positioning and reduced exposure to long credit.

Since June 29, 2018, the Fund’s inception, the ALPS l Smith Capital Investors Short Duration Fund Class I outperformed the Bloomberg Barclays 1-3-year US Government/Credit Index by 0.06%. During the period, short-term interest rates continued to move higher as the Federal Reserve hiked the Fed Funds rate 25 bps in September. The Bloomberg Barclays 1-3-Year US Government Credit Index performance during the period was 0.44% versus the Fund’s return of 0.50%. The Fund’s outperformance was driven by increased yield from the new interest rate environment and relative stability of short duration credit. The Fund’s performance was also bolstered by a shorter duration position, an allocation to very short duration high yield, and select structured product exposure.

Portfolio Positioning

Going forward we are defensive in regard to credit valuation and allocations relying on our bottom-up, fundamental credit analysis to drive security selection. Within the securitized allocations in the portfolio, we continue to focus on efficient positioning, including issues that have less extension risk and better convexity. We foresee continued volatility in interest rates and will actively manage the duration risk in the funds with a keen focus on key rate durations.

Macro Commentary:

The US macro landscape remains strong with 3Q 2018 GDP beating estimates at 3.5% vs. 3.3% consensus and on the heels of a 4.5% gain in 2Q 2018. Additionally, the consumer continued to show strength, marking a 3.6% gain in 3Q vs. a 3.8% gain in 2Q. The employment situation also remains foundationally strong with the unemployment rate at 3.7% (as of October 2018) and wages registering 3.1% year over year. Inflation is right at the Federal Reserve’s 2% target via a wide array of measures. Inflation expectations remain extremely stable though we are starting to see inflation, especially wages, edge higher. Housing is weakening due to a combination of higher mortgage rates and a decrease in affordability. Regional manufacturing surveys are mixed and registering volatility from global trade negotiations and global headlines. Though global headlines continue to emerge, leading economic indicators, the health of the consumer, and consumer confidence all remain at elevated levels. The fundamentals of the economy are strong and the foundations of inflation are building. The removal of liquidity from the system as the Federal Reserve continues the process of unwinding its unconventional policy position could have dramatic effects on the long-term trajectory of growth and inflation. The policy unwind could also spill into other segments of the markets.

Thank you for the confidence you have placed with us as shareholders of the Funds. We look forward to continuing to build our relationship with you and serving as an investment manager to meet your income needs.

Sincerely,

R. Gibson Smith

Founder, Smith Capital Investors, LLC

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

 35 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	3 Month	Since Inception^	Total Expense Ratio	What You Pay*
Investor (NAV)	0.35%	0.25%	1.02%	0.89%
Class A (NAV)	0.27%	0.27%	1.02%	0.89%
Class A (MOP)	-5.22%	-5.22%
Class C (NAV)	0.19%	0.09%	1.62%	1.49%
Class C (CDSC)	-0.81%	-0.91%
Class I	0.50%	0.50%	0.62%	0.49%
Bloomberg Barclays U.S. Government/Credit Bond Index¹	-0.89%	-0.81%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	0.39%	0.44%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

 36 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2018 (Unaudited)

[1]	The Barclays U.S. Government/Credit Bond Index is a Unmanaged Index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year
[2]	Bloomberg Barclays 1-3 Year Gov/Credit Bond Index is a unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bond	52.90%
Corporate Bond	42.38%
Collateralized Mortgage Obligations	1.47%
Mortgage-Backed Securities	0.34%
Municipal Bond	0.24%
Cash, Cash Equivalents and Other Net Assets	2.67%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Soveriegn	52.90%
Banks	10.45%
Diversified Financial Services	4.32%
Pharmaceuticals	3.76%
Media	3.43%
Auto Manufacturers	3.19%
Pipelines	3.09%
Oil & Gas	2.14%
Healththcare- Services	2.09%
Aerospace/Defense	2.02%
Food	1.83%
Mortgage Securities	1.81%
Telecommunications	1.27%
Computers	1.05%
Electric	1.04%
Lodging	1.01%
Chemicals	0.69%
Semiconducters	0.68%
Auto Parts & Equipment	0.32%
States & Territories	0.24%
Cash, Cash Equivalents and Other Nets Assets	2.67%
Total	100.00%

 37 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	3 Month	Since Inception^	Total Expense Ratio	What You Pay*
Investor (NAV)	0.29%	1.00%	1.20%	1.07%
Class A (NAV)	0.33%	1.04%	1.20%	1.07%
Class A (MOP)	-5.22%	-4.50%
Class C (NAV)	0.19%	0.79%	1.80%	1.67%
Class C (CDSC)	-0.81%	-0.21%
Class I	0.39%	1.09%	0.80%	0.67%
Bloomberg Barclays U.S. Aggregate Bond Index¹	-0.79%	-0.77%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	0.39%	0.44%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

 38 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2018 (Unaudited)

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Bloomberg Barclays 1-3 Year Gov/Credit Bond Index is a unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee - May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bond	40.65%
Corporate Bond	36.21%
Collateralized Mortgage Obligations	19.24%
Cash, Cash Equivalents and Other Net Assets	3.90%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	40.65%
Mortgage Securities	19.24%
Banks	10.57%
Diversified Financial Services	3.47%
Healthcare-Services	2.68%
Pharmaceuticals	2.65%
Telecommunications	2.14%
Pipelines	1.59%
Oil&Gas	1.58%
Miscellaneous Manufacturing	1.49%
Media	1.39%
Water	1.33%
Electric	1.32%
Semiconductors	0.90%
Chemicals	0.90%
Retail	0.83%
Auto Manufacturers	0.82%
Food	0.55%
Auto Parts & Equipment	0.51%
Aerospace/Defense	0.50%
Lodging	0.50%
Biotechnology	0.49%
Cash, Cash Equivalents, and Other Net Assets	3.90%
Total	100.00%

 39 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (1.47%)
Fannie Mae
Series 1992-8, Class FA, 1M US L + 0.83%, 01/25/2022(a)	$3,171	$3,194
Series 1992-73, Class FC, 1M US L + 0.75%, 05/25/2022(a)	5,424	5,488
Series 1992-89, Class FB, 1M US L + 0.50%, 06/25/2022(a)	4,099	4,110
Series 1993-97, Class FA, 1M US L + 1.25%, 05/25/2023(a)	8,566	8,742
Series 1993-189, Class FB, 10Y US TI + -0.65%, 10/25/2023(a)	20,466	20,338
Series 1990-8, Class G, 6.000%, 01/25/2020	8,170	8,225
Series 2004-95, Class AK, 5.500%, 01/25/2025	56,406	58,841
Series 2011-66, Class QE, 2.000%, 07/25/2021	2,225	2,198
Series 2010-112, Class GA, 2.000%, 06/25/2021	39,515	39,245
Series 2010-145, Class MA, 2.000%, 12/25/2020	2,583	2,559

Freddie Mac
Series 1991-1069, Class J, 6.950%, 04/15/2021	17,713	18,270
Series 1991-1155, Class KZ, 7.000%, 10/15/2021	25,296	26,044
Series 1993-1584, Class L, 6.500%, 09/15/2023	11,817	12,423
Series 1989-40, Class F, 10.000%, 05/15/2020	647	650
Series 2007-3288, Class HB, 4.500%, 03/15/2022	771	772

Ginnie Mae
Series 2008-46, Class AE, 4.250%, 05/16/2023	2,842	2,844

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $213,004)		213,943

MORTGAGE-BACKED SECURITIES (0.34%)
Fannie Mae
Series 2012 2.030%, 08/01/2019	49,424	49,235

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $49,040)		49,235
	Principal Amount	Value (Note 2)
CORPORATE BONDS (42.38%)
Aerospace & Defense (2.02%)
TransDigm, Inc.
5.500%, 10/15/2020	$45,000	$45,056
United Technologies Corp.
3.350%, 08/16/2021	250,000	249,095
Total Aerospace & Defense		294,151
Auto Parts Manufacturing (0.32%)
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	45,000	46,378

Automobiles Manufacturing (3.19%)
Ford Motor Credit Co. LLC
3.813%, 10/12/2021	200,000	195,940
3M US L + 1.58%, 01/08/2019(a)	70,000	70,141
Jaguar Land Rover Automotive PLC
4.125%, 12/15/2018(b)	200,000	199,925
Total Automobiles Manufacturing		466,006
Banks (8.92%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	350,000	347,201
CIT Group, Inc.
5.375%, 05/15/2020	45,000	46,323
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	247,902
Credit Suisse AG
5.400%, 01/14/2020	100,000	102,186
Discover Bank
7.000%, 04/15/2020	250,000	261,237
SVB Financial Group
5.375%, 09/15/2020	100,000	103,300
Wells Fargo & Co.
2.625%, 07/22/2022	200,000	192,160
Total Banks		1,300,309
Cable & Satellite (3.43%)
Comcast Corp.
3M US L + 0.33%, 10/01/2020(a)	200,000	200,090
Sky PLC
2.625%, 09/16/2019(b)	200,000	198,929
Time Warner Cable LLC
8.750%, 02/14/2019	100,000	101,550
Total Cable & Satellite		500,569
Casinos & Gaming (1.01%)
MGM Resorts International
5.250%, 03/31/2020	45,000	45,675
8.625%, 02/01/2019	100,000	101,250
Total Casinos & Gaming		146,925
Chemicals (0.69%)
International Flavors & Fragrances, Inc.
3.400%, 09/25/2020	100,000	99,996

 40 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
Commercial Finance (0.69%)
International Lease Finance Corp.
5.875%, 04/01/2019	$100,000	$101,014

Consumer Finance (0.50%)
Capital One Bank USA NA
8.800%, 07/15/2019	70,000	72,688

Diversified Banks (1.53%)
Bank of America Corp. Series GMTN
3M US L + 0.96%, 07/23/2024(a)	40,000	40,027
JPMorgan Chase & Co.
4.950%, 03/25/2020	179,000	183,157
Total Diversified Banks		223,184
Exploration & Production (1.87%)
Antero Resources Corp.
5.375%, 11/01/2021	100,000	100,250
Encana Corp.
6.500%, 05/15/2019	170,000	172,916
Total Exploration & Production		273,166
Financial Services (3.13%)
Goldman Sachs Group, Inc. Series GMTN
5.375%, 03/15/2020	150,000	154,050
Morgan Stanley Series GMTN
5.500%, 01/26/2020	100,000	102,665
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	200,120
Total Financial Services		456,835
Food & Beverage (1.83%)
Conagra Brands, Inc.
3M US L + 0.75%, 10/22/2020(a)	100,000	100,084
Wm Wrigley Jr Co.
2.900%, 10/21/2019(b)	167,000	166,616
Total Food & Beverage		266,700
Hardware (1.05%)
Dell, Inc.
5.875%, 06/15/2019	150,000	152,063

Health Care Facilities & Services (0.71%)
HCA Healthcare, Inc.
6.250%, 02/15/2021	100,000	104,125

Integrated Oils (0.27%)
Cenovus Energy, Inc.
5.700%, 10/15/2019	38,462	39,285

Managed Care (1.38%)
Halfmoon Parent, Inc.
3M US L + 0.65%, 09/17/2021(a)(b)	200,000	200,022

Pharmaceuticals (3.76%)
AbbVie, Inc.
2.500%, 05/14/2020	150,000	148,095
	Principal Amount	Value (Note 2)
Allergan Funding SCS
2.450%, 06/15/2019	$200,000	$199,644
Elanco Animal Health, Inc.
3.912%, 08/27/2021(b)	200,000	200,139
Total Pharmaceuticals		547,878
Pipeline (3.09%)
Enable Midstream Partners LP
2.400%, 05/15/2019	70,000	69,637
Energy Transfer LP
7.500%, 10/15/2020	100,000	106,125
Kinder Morgan Energy Partners LP
9.000%, 02/01/2019	70,000	71,014
ONEOK Partners LP
8.625%, 03/01/2019	100,000	101,792
Rockies Express Pipeline LLC
6.000%, 01/15/2019(b)	100,000	100,500
Total Pipeline		449,068
Semiconductors (0.68%)
NXP BV / NXP Funding LLC
4.625%, 06/15/2022(b)	100,000	99,625

Utilities (1.04%)
Entergy Texas, Inc.
7.125%, 02/01/2019	150,000	151,508

Wireless Telecommunications Services (0.89%)
AT&T, Inc.
5.875%, 10/01/2019	70,000	71,704
Sprint Communications, Inc.
7.000%, 08/15/2020	55,000	57,063
Total Wireless Telecommunications Services		128,767
Wireline Telecommunications Services (0.38%)
CenturyLink, Inc. Series V
5.625%, 04/01/2020	55,000	55,894

TOTAL CORPORATE BONDS
(Cost $6,193,406)		6,176,156

GOVERNMENT BONDS (52.90%)
Sovereigns (52.90%)
U.S. Treasury Note
1.625%, 07/31/2019	570,000	565,892
2.625%, 07/31/2020	5,582,000	5,560,304
2.625%, 07/15/2021	1,595,000	1,582,882
Total Sovereigns		7,709,078
TOTAL GOVERNMENT BONDS
(Cost $7,728,361)		7,709,078

 41 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (0.24%)
General Government (0.24%)
State of Illinois
5.363%, 02/01/2019	$35,000	$35,184

TOTAL MUNICIPAL BONDS
(Cost $35,043)		35,184

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.02%)
Money Market Fund (1.02%)
Morgan Stanley Institutional
Liquidity Funds -Government Portfolio	2.044%	148,288	148,288

TOTAL SHORT TERM INVESTMENTS
(Cost $148,288)			148,288

TOTAL INVESTMENTS (98.35%)
(Cost $14,367,142)			$14,331,884

Other Assets In Excess Of Liabilities (1.65%)			240,722

NET ASSETS (100.00%)			$14,572,606

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M  US L - 1 Month LIBOR as of October 31, 2018 was 2.31%

3M US L - 3 Month LIBOR as of October 31, 2018 was 2.56%

10Y US TI - 10 Year Treasury Yield as of October 31, 2018 was 3.15%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018, the aggregate market value of those securities was $1,165,756, representing 8.00% of net assets.

See Notes to Financial Statements.

 42 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (19.24%)
Fannie Mae
Series 1999-18, Class Z, 5.500%, 04/18/2029	$49,864	$50,822
Series 2012-128, Class NP, 2.500%, 11/25/2042	24,999	22,110
Series 2012-129, Class HT, 2.000%, 12/25/2032	73,505	63,559
Series 2012-144, Class JT, 2.500%, 06/25/2042	27,410	24,992
Series 2013-13, Class WA, 2.500%, 07/25/2042	29,472	26,107
Series 2013-40, Class KD, 1.750%, 04/25/2042	143,914	133,125
Series 2013-56, Class HB, 2.500%, 06/25/2043	40,000	37,517
Series 2013-72, Class YA, 3.000%, 06/25/2033	55,022	52,215
Series 2014-26, Class YW, 3.500%, 04/25/2044	50,538	48,811
Series 2016-33, Class LE, 2.500%, 11/25/2033	114,633	109,925
Series 2016-85, Class BA, 2.500%, 11/25/2046	66,397	55,126
Series 2001-52, Class XZ, 6.500%, 10/25/2031	74,811	82,272
Series 2002-63, Class EZ, 6.000%, 10/25/2032	25,697	27,999
Series 2003-42, Class JH, 5.500%, 05/25/2033	43,094	46,240
Series 2003-64, Class ZC, 5.000%, 07/25/2033	30,546	32,909
Series 2003-64, Class JK, 3.500%, 07/25/2033	57,576	57,259
Series 2003-94, Class CE, 5.000%, 10/25/2033	34,752	36,000
Series 2003-131, Class CH, 5.500%, 01/25/2034	28,383	30,953
Series 2004-92, Class TB, 5.500%, 12/25/2034	70,000	76,922
Series 2005-3, Class CP, 5.500%, 10/25/2034	1,747	1,797
Series 2005-17, Class EX, 5.250%, 03/25/2035	25,000	27,311
Series 2005-68, Class BC, 5.250%, 06/25/2035	10,751	10,846
Series 2005-68, Class PG, 5.500%, 08/25/2035	69,439	73,655
Series 2005-62, Class JE, 5.000%, 06/25/2035	17,257	17,707
Series 2005-59, Class DF, 1M US L + 0.20%, 05/25/2035(a)	14,806	14,808
Series 2005-110, Class MP, 5.500%, 12/25/2035	23,000	24,333
Series 2005-122, Class PY, 6.000%, 01/25/2036	26,000	30,355
	Principal Amount	Value (Note 2)
Series 2006-46, Class UD, 5.500%, 06/25/2036	$28,000	$31,185
Series 2006-71, Class ZH, 6.000%, 07/25/2036	12,826	13,910
Series 2008-46, Class LA, 5.500%, 06/25/2038	27,667	29,227
Series 2010-68, Class WB, 4.500%, 07/25/2040	35,000	39,054

Freddie Mac
Series 1990-165, Class K, 6.500%, 09/15/2021	283	286
Series 2002-2430, Class WF, 6.500%, 03/15/2032	20,366	22,454
Series 1998-2060, Class Z, 6.500%, 05/15/2028	27,693	29,906
Series 1999-2137, Class TH, 6.500%, 03/15/2029	15,314	16,528
Series 1999-2154, Class PL, 6.500%, 05/15/2029	19,169	20,803
Series 2000-2224, Class CB, 8.000%, 03/15/2030	11,726	13,364
Series 2001-2279, Class Z, 6.000%, 01/15/2031	32,880	35,389
Series 2001-2274, Class ZM, 6.500%, 01/15/2031	24,258	26,686
Series 2011-3799, Class GK, 2.750%, 01/15/2021	1,680	1,674
Series 2012-3997, Class EC, 3.500%, 02/15/2042	89,000	86,770
Series 2012-4116, Class UA, 2.500%, 01/15/2042	49,297	43,853
Series 2016-4594, Class JD, 3.000%, 12/15/2042	31,000	28,976
Series 2010-3735, Class AL, 1.500%, 10/15/2020	23,662	23,352
Series 2002-2535, Class AW, 5.500%, 12/15/2032	27,786	29,836
Series 2003-2557, Class HL, 5.300%, 01/15/2033	68,558	73,199
Series 2005-3059, Class ZM, 5.000%, 02/15/2035	17,208	18,062
Series 2006-3148, Class CY, 6.000%, 04/15/2036	48,053	52,479
Series 2006-3237, Class CD, 5.500%, 09/15/2036	46,000	50,215
Series 2006-3249, Class CB, 4.250%, 12/15/2036	74,002	76,268

Ginnie Mae
Series 2004-87, Class BC, 4.500%, 10/20/2034	18,320	19,066
Series 2005-13, Class BE, 5.000%, 09/20/2034	36,225	37,145
Series 2008-58, Class PE, 5.500%, 07/16/2038	29,000	31,902

 43 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
Series 2008-47, Class ML, 5.250%, 06/16/2038	$16,000	$17,521
Series 2010-24, Class MQ, 4.250%, 12/20/2038	1,159	1,174
Series 2010-101, Class PG, 2.500%, 04/20/2038	3,234	3,230
Series 2012-17, Class KX, 3.500%, 07/20/2039	22,000	21,820
Series 2012-68, Class GE, 3.000%, 05/20/2042	25,000	23,999

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,091,536)		2,135,008

CORPORATE BONDS (36.21%)
Aerospace & Defense (0.50%)
TransDigm, Inc.
5.500%, 10/15/2020	55,000	55,069

Auto Parts Manufacturing (0.51%)
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	55,000	56,684

Automobiles Manufacturing (0.82%)
Ford Motor Credit Co. LLC
3M US L + 1.58%, 01/08/2019(a)	35,000	35,070
General Motors Co.
4.875%, 10/02/2023	55,000	55,729
Total Automobiles Manufacturing		90,799
Banks (9.85%)
CIT Group, Inc.
5.375%, 05/15/2020	55,000	56,617
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	247,902
Discover Bank
5Y US S + 1.73%, 08/09/2028(a)	500,000	494,665
SVB Financial Group
5.375%, 09/15/2020	100,000	103,300
Wells Fargo & Co.
2.625%, 07/22/2022	200,000	192,160
Total Banks		1,094,644
Biotechnology (0.49%)
Celgene Corp.
3.250%, 08/15/2022	55,000	53,845

Cable & Satellite (1.39%)
Charter Communications Operating LLC
/ Charter Communications Operating Capital 4.908%, 07/23/2025	55,000	55,466
Comcast Corp.
4.250%, 10/15/2030	100,000	98,919
Total Cable & Satellite		154,385
	Principal Amount	Value (Note 2)
Casinos & Gaming (0.50%)
MGM Resorts International
5.250%, 03/31/2020	$55,000	$55,825

Chemicals (0.90%)
International Flavors & Fragrances, Inc.
4.450%, 09/26/2028	100,000	100,192

Consumer Finance (0.33%)
Capital One Bank USA NA
8.800%, 07/15/2019	35,000	36,344

Diversified Banks (0.72%)
Bank of America Corp.
3M US L + 1.31%, 07/23/2029(a)	40,000	39,497
JPMorgan Chase & Co.
3M US L + 1.26%, 07/23/2029(a)	40,000	39,446
Total Diversified Banks		78,943
Electrical Equipment Manufacturing (1.49%)
General Electric Co. Series D
3M US L + 3.33%, (a)(b)	180,000	166,275

Exploration & Production (1.23%)
Antero Resources Corp.
5.375%, 11/01/2021	100,000	100,250
Encana Corp.
6.500%, 05/15/2019	35,000	35,600
Total Exploration & Production		135,850
Financial Services (3.14%)
E*TRADE Financial Corp.
4.500%, 06/20/2028	50,000	49,242
Goldman Sachs Group, Inc.
3M US L + 0.99%, 07/24/2023(a)	100,000	96,260
Morgan Stanley Series GMTN
5.500%, 01/26/2020	100,000	102,665
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	100,000	100,060
Total Financial Services		348,227
Food & Beverage (0.12%)
Wm Wrigley Jr Co.
2.900%, 10/21/2019(c)	13,000	12,970

Health Care Facilities & Services (0.93%)
HCA Healthcare, Inc.
6.250%, 02/15/2021	100,000	104,125

Integrated Oils (0.35%)
Cenovus Energy, Inc.
5.700%, 10/15/2019	38,462	39,285

 44 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2018

	Principal Amount	Value (Note 2)
Managed Care (1.75%)
Halfmoon Parent, Inc.
4.125%, 11/15/2025(c)	$100,000	$99,004
4.900%, 12/15/2048(c)	100,000	95,028
Total Managed Care		194,032
Mass Merchants (0.83%)
Target Corp.
2.500%, 04/15/2026	100,000	91,545

Pharmaceuticals (2.65%)
AbbVie, Inc.
3.600%, 05/14/2025	100,000	95,554
Elanco Animal Health, Inc.
4.900%, 08/28/2028(c)	200,000	197,972
Total Pharmaceuticals		293,526
Pipeline (1.59%)
Enable Midstream Partners LP
2.400%, 05/15/2019	35,000	34,819
Energy Transfer LP
4.250%, 03/15/2023	50,000	49,625
Kinder Morgan Energy Partners LP
9.000%, 02/01/2019	35,000	35,507
ONEOK Partners LP
5.000%, 09/15/2023	55,000	56,694
Total Pipeline		176,645
Semiconductors (0.90%)
NXP BV / NXP Funding LLC
4.625%, 06/15/2022(c)	100,000	99,625

Supermarkets & Pharmacies (0.43%)
Kroger Co.
2.650%, 10/15/2026	55,000	48,225

Utilities (2.65%)
American Water Capital Corp.
3.750%, 09/01/2028	150,000	147,234
Oklahoma Gas & Electric Co.
3.800%, 08/15/2028	150,000	146,294
Total Utilities		293,528
Wireless Telecommunications Services (1.64%)
AT&T, Inc.
4.800%, 06/15/2044	40,000	35,126
5.875%, 10/01/2019	35,000	35,852
Sprint Communications, Inc.
7.000%, 08/15/2020	55,000	57,062
Verizon Communications, Inc.
3.500%, 11/01/2024	55,000	53,867
Total Wireless Telecommunications Services		181,907
Wireline Telecommunications Services (0.50%)
CenturyLink, Inc. Series V
5.625%, 04/01/2020	55,000	55,894

TOTAL CORPORATE BONDS
(Cost $4,068,967)		4,018,389
	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (40.65%)
Sovereigns (40.65%)
U.S. Treasury Bond
2.875%, 05/15/2028	$223,000	$218,083
3.125%, 05/15/2048	927,000	881,501
U.S. Treasury Note
2.625%, 07/31/2020	545,000	542,882
2.625%, 07/15/2021	111,000	110,157
2.750%, 07/31/2023	532,000	526,680
2.875%, 10/15/2021	1,717,000	1,714,484
2.875%, 07/31/2025	523,000	517,024
Total Sovereigns		4,510,811
TOTAL GOVERNMENT BONDS
(Cost $4,533,572)		4,510,811

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.70%)
Money Market Fund (2.70%)
Morgan Stanley Institutional
Liquidity Funds -Government Portfolio	2.044%	299,517	299,517

TOTAL SHORT TERM INVESTMENTS
(Cost $299,517)			299,517

TOTAL INVESTMENTS (98.80%)
(Cost $10,993,592)			$10,963,725

Other Assets In Excess Of Liabilities (1.20%)			133,270

NET ASSETS (100.00%)			$11,096,995

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M  US L - 3 Month LIBOR as of October 31, 2018 was 2.56%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Perpetual

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018, the aggregate market value of those securities was $504,599, representing 4.55% of net assets.

See Notes to Financial Statements.

 45 | October 31, 2018

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2018

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
ASSETS
Investments, at value	$14,331,884	$10,963,725
Receivable for investments sold	753,307	702,106
Receivable for shares sold	–	5,000
Interest receivable	114,946	82,463
Prepaid expenses and other assets	260	245
Total Assets	15,200,397	11,753,539
LIABILITIES
Payable for investments purchased	580,243	608,647
Investment advisory fees payable	11,556	9,614
Administration and transfer agency fees payable	4,819	7,576
Distribution and services fees payable	528	332
Professional fees payable	26,993	26,754
Custody fees payable	598	648
Accrued expenses and other liabilities	3,054	2,973
Total Liabilities	627,791	656,544
NET ASSETS	$14,572,606	$11,096,995
NET ASSETS CONSIST OF
Paid-in capital	$14,596,174	$11,123,913
Total distributable earnings	(23,568)	(26,918)
NET ASSETS	$14,572,606	$11,096,995
INVESTMENTS, AT COST	$14,367,142	$10,993,592

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.98	$10.05
Net Assets	$491,275	$344,899
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	49,207	34,313
Class A:
Net Asset Value, offering and redemption price per share	$9.98	$10.05
Net Assets	$110,345	$136,035
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,052	13,540
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.56	$10.63
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.98	$10.04
Net Assets	$370,414	$120,871
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	37,110	12,037
Class I:
Net Asset Value, offering and redemption price per share	$9.99	$10.04
Net Assets	$13,600,572	$10,495,190
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,361,931	1,045,191

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 46 | October 31, 2018

ALPS | Smith Funds

Statements of Operations	For the Period Ended October 31, 2018

	ALPS | Smith Short Duration Bond Fund(a)	ALPS | Smith Total Return Bond Fund(a)
INVESTMENT INCOME
Interest	$82,744	$85,552
Total Investment Income	82,744	85,552

EXPENSES
Investment advisory fees	10,669	14,171
Administrative fees	5,491	8,223
Transfer agency fees	624	629
Distribution and service fees
Investor Class	447	221
Class A	143	166
Class C	590	393
Professional fees	28,539	28,385
Reports to shareholders and printing fees	390	374
State registration fees	61	61
Insurance fees	2	2
Custody fees	1,606	1,894
Trustees' fees and expenses	15	15
Miscellaneous expenses	5,111	4,962
Total Expenses	53,688	59,496
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(2,130)	(1,061)
Class A	(1,214)	(1,197)
Class C	(1,236)	(1,187)
Class I	(33,418)	(37,658)
Net Expenses	15,690	18,393
Net Investment Income	67,054	67,159
Net realized gain on investments	13,253	5,213
Net Realized Gain	13,253	5,213
Net change in unrealized depreciation on investments	(35,258)	(29,867)
Net Change in Unrealized Depreciation	(35,258)	(29,867)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(22,005)	(24,654)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,049	$42,505

(a)	The Fund commenced operations on July 2, 2018.

See Notes to Financial Statements.

 47 | October 31, 2018

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$67,054
Net realized gain	13,253
Net change in unrealized depreciation	(35,258)
Net Increase in Net Assets Resulting from Operations	45,049

DISTRIBUTIONS
From distributable earnings
Investor Class	(1,963)
Class A	(522)
Class C	(756)
Class I	(65,377)
Net Decrease in Net Assets from Distributions	(68,617)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	489,983
Class A	110,000
Class C	370,324
Class I	13,575,852
Dividends reinvested
Investor Class	1,963
Class A	522
Class C	612
Class I	57,800
Shares redeemed
Investor Class	(106)
Class I	(10,776)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	14,596,174

Net increase in net assets	14,572,606

NET ASSETS
Beginning of period	–
End of period	$14,572,606

See Notes to Financial Statements.

 48 | October 31, 2018

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$67,159
Net realized gain	5,213
Net change in unrealized depreciation	(29,867)
Net Increase in Net Assets Resulting from Operations	42,505

DISTRIBUTIONS
From distributable earnings
Investor Class	(1,152)
Class A	(709)
Class C	(471)
Class I	(67,091)
Net Decrease in Net Assets from Distributions	(69,423)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	344,001
Class A	135,000
Class C	120,000
Class I	10,469,043
Dividends reinvested
Investor Class	1,152
Class A	709
Class C	471
Class I	65,897
Shares redeemed
Class I	(12,360)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	11,123,913

Net increase in net assets	11,096,995

NET ASSETS
Beginning of period	–
End of period	$11,096,995

See Notes to Financial Statements.

 49 | October 31, 2018

ALPS | Smith Short Duration Bond Fund - Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized loss	(0.04)
Total from investment operations	0.03

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89	%(c)
Ratio of net investment income to average net assets	1.93	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 50 | October 31, 2018

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.03)
Total from investment operations	0.03

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.28	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89	%(c)
Ratio of net investment income to average net assets	1.86	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 51 | October 31, 2018

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized loss	(0.04)
Total from investment operations	0.01

DISTRIBUTIONS:
From net investment income	(0.03)
Total distributions	(0.03)

Net (decrease) in net asset value	(0.02)
Net asset value, end of year	$9.98
TOTAL RETURN(b)	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.48	%(c)
Ratio of net investment income to average net assets	1.35	%(c)
Portfolio turnover rate(d)	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 52 | October 31, 2018

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08
Net realized and unrealized loss	(0.03)
Total from investment operations	0.05

DISTRIBUTIONS:
From net investment income	(0.06)
Total distributions	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)
Net (decrease) in net asset value	(0.01)
Net asset value, end of year	$9.99
TOTAL RETURN(c)	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)
Ratio of net investment income to average net assets	2.36	%(d)
Portfolio turnover rate(e)	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 53 | October 31, 2018

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	0.03
Total from investment operations	0.10

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net increase in net asset value	0.05
Net asset value, end of year	$10.05
TOTAL RETURN(b)	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.97	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.07	%(c)
Ratio of net investment income to average net assets	2.20	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 54 | October 31, 2018

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	0.03
Total from investment operations	0.10

DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions	(0.05)

Net increase in net asset value	0.05
Net asset value, end of year	$10.05
TOTAL RETURN(b)	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.96	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.07	%(c)
Ratio of net investment income to average net assets	2.10	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 55 | October 31, 2018

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain	0.03
Total from investment operations	0.08

DISTRIBUTIONS:
From net investment income	(0.04)
Total distributions	(0.04)

Net increase in net asset value	0.04
Net asset value, end of year	$10.04
TOTAL RETURN(b)	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67	%(c)
Ratio of net investment income to average net assets	1.49	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 56 | October 31, 2018

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09
Net realized and unrealized gain	0.02
Total from investment operations	0.11

DISTRIBUTIONS:
From net investment income	(0.07)
Total distributions	(0.07)

Net increase in net asset value	0.04
Net asset value, end of year	$10.04
TOTAL RETURN(b)	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67	%(c)
Ratio of net investment income to average net assets	2.64	%(c)
Portfolio turnover rate(d)	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 57 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2018 (Unaudited)

Listed Private Equity Fund Fiscal Year 2018 Review

Global Markets Review

This past year has been one of historic turmoil, dislocation, and transition for global markets as major economic regions faced significant economic and political events with potentially far- reaching impacts.

A few of the major themes in Asia included: a slowing Chinese economy, growing issues in the Chinese banking system, slow growth and demographic challenges in Japan, military buildup of North Korea, and the economic and political impacts of US tariffs.

Themes in the Eurozone included: BREXIT (British exit from the Eurozone) with uncertainties around timing and impact, growing nationalism with significant disagreements on immigration policy among member nations, slowing economic growth, issues and risks in the European banking system, and concerns regarding the fiscal health of several member states.

Themes in the US included: corporate tax cuts implemented at the end of 2017, an unpopular president fighting numerous political battles, a shrinking Federal Reserve balance sheet, interest rate hikes, a stronger US dollar, new trade pacts to replace NAFTA, and growing concerns of how to fund the country’s systemic fiscal deficits.

These themes, along with many others, have rekindled fear and uncertainty in market participants – and uncertainty can lead to increases in price volatility. After almost a decade of historically low market volatility, we saw significant increases during the past fiscal year, with several corrections of 5% or more in the past 12 months.

Global Private Equity

In contrast to the growing uncertainty and volatility in global public markets, private markets continued their strong growth. Although not a record year, global private equity (“PE”) fundraising was robust, with over $400 billion of new capital and a new high-water mark of dry powder (committed capital that has yet to be invested) at $1.14 trillion.

Private investable assets are now around $5.7 trillion globally, or 6% of the $91.2 trillion in global investable assets (public and private) as of March 31, 2018 and the opportunity in private companies continues to be vastly larger than publicly listed companies.

For example, in North America there are 8,714 companies listed on public exchanges as of September 30, 2018. In contrast, there are 37,551 (a 4X multiple) private companies according to Bloomberg that meet potential size and other characteristics for investors.

Although both public and private valuations have increased over the past decade, valuations of private companies continue to be favorable relative to public companies. As of fiscal year end, US private companies are valued at 10.6 times EV/EBITDA (Enterprise value to earnings before interest, taxes, depreciation, and amortization) compared to 13.9 times EV/EBITDA of the Russell 2000 index. Debt levels in PE deals were flat with four year average at around 50%, which are sharply lower than pre-financial crisis levels.

Despite ongoing political uncertainties and trade issues, global IPO activity levels were significantly above 10-year median in both volume and proceeds. Global M&A (mergers and acquisitions) activity was in line with five year averages in both volume and proceeds.

Portfolio Review

The core of our investment process has been consistent over the past decade. We manage the fund conservatively and seek to build a portfolio that provides attractive risk-adjusted returns for investors by investing in listed PE companies. We work very deliberately, getting to know the financials and operations of companies and their management teams, a process which often can take years before we take a position.

For the twelve months ending October 31, 2018 the ALPS|Red Rocks Listed Private Equity Fund A shares (LPEFX) returned -4.23% compared with 1.71% and -4.90% for the MSCI World Index (the fund’s primary benchmark) and the Global Listed Private Equity Index, respectively.

As of fiscal year end, the fund’s longer term returns continue to perform in line with its primary benchmark, with 10 year annualized returns of 10.24% compared to 10.65% for MSCI World Index.

The fund achieved this performance despite zero exposure to FAANG (Facebook, Amazon, Apple, Netflix, and Google) and other tech stocks, which as a group have provided a bulk of the returns for broad global market indices over the past decade.

During the past year, we continued to update the portfolio, adding 10 companies and exiting 10 companies, ending the quarter with 45 holdings.

Net contributors to performance for the period included:

●	IAC/Interactive Corp
●	HBM Healthcare Investments
●	KKR & Co Inc

Net detractors to performance included:

●	Macquarie Infrastructure Corporation
●	AURELIUS Equity Opportunities SE & Co
●	Schouw & Co

Currency Impacts

The Red Rocks Listed Private Equity Fund (the “Fund”), being global in nature, holds assets denominated in currencies other than the US dollar. Changes in the relative value of the US dollar can both enhance and detract from investment performance of the fund.

For the past fiscal year, currency was a detractor, contributing -2.65% to the fund’s performance.

Outlook for Private Equity and Portfolio

Despite growing investor uncertainty, we believe that the environment is favorable for M&A and believe it can persist for the foreseeable future. Although interest rates have increased, which

 58 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2018 (Unaudited)

increased the cost of capital for PE firms, we believe that rates will stabilize in the next year or so and believe that the more capable PE firms have the ability to navigate these environments. With heightened global economic uncertainty, the US continues to attract capital as a relatively safe haven, and we expect to favor US assets for the foreseeable future.

With continued rapid growth of private capital available to invest globally, we believe that PE will continue to become an increasingly important component of investor portfolios. We believe that the investment model of buying companies, improving them, and selling them or taking them public, has inherent advantages to investing in traditional public companies including tight alignment of interests, patient investment outlook with long-term value creation focus, and active management and accountability in the operations of portfolio companies.

There are a number of potential risks that may affect the portfolio including the uncertainty and timing of BREXIT, the toxicity of political environment in the US and Europe, ongoing changes in tariff and trade relations, a continued strong dollar, growing public deficits, and the growing issuance of lower-rated debt by public companies, to name a few.

In closing, we continue to believe that the fund can provide attractive risk-adjusted returns for investors over longer investment horizons.

We appreciate your continued interest in the fund and listed PE.

Andrew Drummond	Kirk McCown, CFA	Wyck Brown, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

 59 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-6.09%	-4.23%	7.84%	6.41%	10.24%	2.24%	1.99%	1.99%
Class A (NAV)	-6.09%	-4.23%	7.84%	6.41%	10.24%	2.24%	1.99%	1.99%
Class A (MOP)	-11.24%	-9.51%	5.85%	5.21%	9.61%	1.71%
Class C (NAV)	-6.42%	-4.88%	7.12%	5.71%	9.40%	1.47%	2.65%	2.65%
Class C (CDSC)	-7.36%	-5.72%	7.12%	5.71%	9.40%	1.47%
Class I	-5.85%	-3.87%	8.19%	6.74%	10.54%	2.55%	1.68%	1.68%
Class R	-6.05%	-4.31%	7.66%	6.29%	10.00%	2.02%	2.08%	2.08%
MSCI World Index[1]	-1.90%	1.71%	8.52%	7.40%	10.65%	5.01%
Red Rocks Global Listed Private Equity Index[2]	-6.12%	-4.90%	8.05%	6.47%	11.30%	3.03%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

 60 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class C shares.

[1]	MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.

^	Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020 for Class A and February 28, 2019 for all other classes, and Acquired Fund Fees and Expenses of 0.52%. Please see the current prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

 61 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2018 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

IAC/InterActiveCorp	5.59%
KKR & Co. LP	4.44%
HarbourVest Global Private Equity, Ltd.	4.09%
Blackstone Group LP	4.00%
Berkshire Hathaway, Inc.	4.00%
3i Group PLC	3.89%
AURELIUS Equity Opportunities SE & Co. KGaA	3.84%
Brookfield Asset Management, Inc.	3.34%
Ares Capital Corp.	3.22%
Intermediate Capital Group PLC	3.21%
Top Ten Holdings	39.62%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

 62 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
CLOSED-END FUNDS (16.08%)
HarbourVest Global Private Equity, Ltd.(a)	544,100	$9,536,726
HBM Healthcare Investments AG, Class A	39,088	6,438,912
HgCapital Trust PLC	243,800	6,136,376
ICG Enterprise Trust PLC	112,513	1,190,782
NB Private Equity Partners, Ltd.	188,000	2,604,806
Pantheon International PLC Fund(a)	175,371	4,684,932
Riverstone Energy, Ltd.(a)	292,884	4,597,198
3i Infrastructure PLC	750,000	2,322,811

TOTAL CLOSED-END FUNDS
(Cost $31,282,359)		37,512,543

COMMON STOCKS (81.58%)
Communications (14.25%)
Internet (6.78%)
IAC/InterActiveCorp(a)	66,300	13,033,917
Rocket Internet SE(a)(b)(c)	96,400	2,783,394
		15,817,311

Media (6.99%)
GCI Liberty, Inc., Class A(a)	117,500	5,561,275
Liberty Media Corp.-Liberty Formula One, Class A(a)	101,000	3,200,690
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	134,500	5,546,780
Naspers, Ltd., Class N	11,400	1,999,570
		16,308,315

Telecommunications (0.48%)
SoftBank Group Corp.	14,250	1,127,728

TOTAL COMMUNICATIONS		33,253,354

Diversified (3.15%)
Holding Companies-Diversified Operations (3.15%)
Schouw & Co. AB	90,000	7,349,179

TOTAL DIVERSIFIED		7,349,179

Financials (54.68%)
Diversified Financial Services (25.45%)
Berkshire Hathaway, Inc., Class B(a)	45,500	9,340,240
Blackstone Group LP	288,800	9,345,568
Cannae Holdings, Inc.(a)	250,600	4,628,582
Carlyle Group LP	177,000	3,587,790
EXOR N.V.	68,300	3,862,710
Intermediate Capital Group PLC	616,000	7,481,707
KKR & Co. LP, Class A	437,700	10,351,605
Pargesa Holding SA	46,200	3,391,544
Partners Group Holding AG	10,400	7,404,332
		59,394,078
	Shares	Value (Note 2)
Holding Companies-Diversified Operations (4.36%)
Ackermans & van Haaren NV	33,000	$5,195,436
Wendel SA	38,400	4,975,726
		10,171,162

Investment Companies (15.87%)
3i Group PLC	810,000	9,069,831
Ares Capital Corp.	438,000	7,516,080
AURELIUS Equity Opportunities SE & Co. KGaA	192,568	8,956,498
Eurazeo SE	75,001	5,477,137
Investor AB, B Shares	125,400	5,433,126
mutares AG	57,000	585,559
		37,038,231

Private Equity (5.66%)
Brederode SA	28,717	1,735,237
Onex Corp.	77,000	5,062,364
Princess Private Equity Holding, Ltd.	145,400	1,640,286
Standard Life Private Equity	1,094,601	4,757,009
		13,194,896

Real Estate (3.34%)
Brookfield Asset Management, Inc., Class A	191,200	7,791,400

TOTAL FINANCIALS		127,589,767

Industrials (7.81%)
Commercial Services (1.36%)
Brookfield Business Partners LP	79,000	3,181,123

Electrical Equipment (1.18%)
Melrose Industries PLC	1,275,313	2,745,240

Miscellaneous Manufacturers (5.27%)
Aalberts Industries NV	94,000	3,445,861
Danaher Corp.	56,500	5,616,100
Gesco AG	13,967	436,380
Indus Holding AG	51, 500	2,811,858
		12,310,199

TOTAL INDUSTRIALS		18,236,562

 63 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
Utilities (1.69%)
Electric (1.69%)
Brookfield Infrastructure Partners LP	105,500	$3,937,260

TOTAL UTILITIES		3,937,260

TOTAL COMMON STOCKS
(Cost $174,637,980)		190,366,122

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.55%)
Money Market Fund (1.55%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	3,629,019	3,629,019

TOTAL MONEY MARKET FUND			3,629,019

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,629,019)			3,629,019

TOTAL INVESTMENTS (99.21%)
(Cost $209,549,358)			$231,507,684

Other Assets In Excess Of Liabilities (0.79%)			1,842,047

NET ASSETS (100.00%)			$233,349,731

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018, the aggregate market value of those securities was $2,783,394, representing 1.19% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2018 the aggregate market value of those securities was $2,783,394 representing 1.19% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 64 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	October 31, 2018

ASSETS
Investments, at value	$231,507,684
Foreign currency, at value (Cost $4,497)	4,497
Receivable for investments sold	1,159,220
Receivable for shares sold	282,868
Dividends receivable	911,890
Prepaid expenses and other assets	22,271
Total Assets	233,888,430
LIABILITIES
Payable for investments purchased	126,143
Payable for shares redeemed	84,484
Investment advisory fees payable	176,681
Administration and transfer agency fees payable	59,350
Distribution and services fees payable	48,108
Professional fees payable	21,789
Custody fees payable	5,530
Accrued expenses and other liabilities	16,614
Total Liabilities	538,699
NET ASSETS	$233,349,731
NET ASSETS CONSIST OF
Paid-in capital	$211,241,132
Total distributable earnings	22,108,599
NET ASSETS	$233,349,731
INVESTMENTS, AT COST	$209,549,358
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$6.79
Net Assets	$35,775,102
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,267,562
Class A:
Net Asset Value, offering and redemption price per share	$6.79
Net Assets	$9,392
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,383
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.19
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.41
Net Assets	$18,847,408
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,941,087
Class I:
Net Asset Value, offering and redemption price per share	$6.92
Net Assets	$174,033,618
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	25,165,314
Class R:
Net Asset Value, offering and redemption price per share	$5.75
Net Assets	$4,684,211
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	815,290

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 65 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$5,967,874
Foreign taxes withheld on dividends	(391,580)
Total Investment Income	5,576,294

EXPENSES
Investment advisory fees	2,073,011
Administrative fees	204,894
Transfer agency fees	215,017
Distribution and service fees
Investor Class(a)	172,160
Class A(b)	15
Class C	203,344
Class R	23,910
Professional fees	36,529
Reports to shareholders and printing fees	62,255
State registration fees	86,363
Insurance fees	1,473
Custody fees	43,612
Trustees' fees and expenses	5,719
Miscellaneous expenses	16,827
Total Expenses	3,145,129
Net Investment Income	2,431,165
Net realized gain on investments	10,137,858
Net realized loss on foreign currency transactions	(26,004)
Net Realized Gain	10,111,854
Net change in unrealized depreciation on investments	(24,045,071)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(48,517)
Net Change in Unrealized Depreciation	(24,093,588)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,981,734)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,550,569)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

 66 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$2,431,165	$3,836,100
Net realized gain	10,111,854	30,771,017
Net change in unrealized appreciation/(depreciation)	(24,093,588)	23,527,938
Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,550,569)	58,135,055

TOTAL DISTRIBUTIONS(a)
From distributable earnings
Investor Class(b)	(6,193,061)	(809,606)
Class C	(2,314,637)	(225,242)
Class I	(16,927,864)	(2,414,838)
Class R	(598,880)	(50,266)
Net Decrease in Net Assets from Distributions	(26,034,442)	(3,499,952)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	12,212,424	21,768,592
Class A(c)	10,000	–
Class C	4,958,534	4,263,157
Class I	92,888,080	50,050,247
Class R	1,900,543	1,313,352
Dividends reinvested
Investor Class(b)	5,142,819	650,227
Class C	1,683,239	145,779
Class I	13,931,101	2,078,633
Class R	590,986	49,633
Shares redeemed, net of redemption fees
Investor Class(b)	(29,194,838)	(109,952,100)
Class C	(3,446,709)	(3,954,133)
Class I	(45,851,923)	(130,375,992)
Class R	(1,217,147)	(792,847)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	53,607,109	(164,755,452)

Net increase/(decrease) in net assets	16,022,098	(110,120,349)

NET ASSETS
Beginning of year	217,327,633	327,447,982
End of year	$233,349,731	$217,327,633 (d)

(a)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $3,499,952, and Net Realized Gains $–.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.
(d)	For the prior year ended October 31, 2017, included accumulated net investment income of $5,420,898.

See Notes to Financial Statements.

 67 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.05	$6.29	$6.76	$6.61	$7.00		$6.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.06	0.12	0.06	0.05	0.02		0.03
Net realized and unrealized gain/(loss)	(0.37)	1.74	(0.04)	0.34	(0.41)		1.37
Total from investment operations	(0.31)	1.86	0.02	0.39	(0.39)		1.40
DISTRIBUTIONS:
From net investment income	(0.70)	(0.10)	(0.22)	(0.22)	–		(0.45)
From net realized gains	(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.95)	(0.10)	(0.49)	(0.24)	–		(0.45)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(1.26)	1.76	(0.47)	0.15	(0.39)		0.95
Net asset value, end of year	$6.79	$8.05	$6.29	$6.76	$6.61		$7.00
TOTAL RETURN(e)	(4.23)%	29.97%	0.76%	6.01%	(5.57)%		23.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$35,775	$55,538	$128,920	$193,561	$203,996		$205,727
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of net investment income to average net assets(f)	0.86%	1.63%	1.07%	0.72%	0.71	%(g)	0.46%
Portfolio turnover rate(h)	29%	31%	30%	37%	11%		40%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 68 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized loss	(0.45)
Total from investment operations	(0.44)

Net (decrease) in net asset value	(0.44)
Net asset value, end of year	$6.79
TOTAL RETURN(b)	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.48	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.48	%(d)
Ratio of net investment income to average net assets	0.37	%(d)
Portfolio turnover rate(e)	29%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 69 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$7.66	$6.04	$6.53	$6.43	$6.83		$5.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.01	0.06	0.03	0.00 (c)	(0.00	)(c)	(0.00	)(c)
Net realized and unrealized gain/(loss)	(0.34)	1.65	(0.03)	0.32	(0.40)		1.33
Total from investment operations	(0.33)	1.71	–	0.32	(0.40)		1.33
DISTRIBUTIONS:
From net investment income	(0.67)	(0.09)	(0.22)	(0.20)	–		(0.42)
From net realized gains	(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.92)	(0.09)	(0.49)	(0.22)	–		(0.42)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(1.25)	1.62	(0.49)	0.10	(0.40)		0.91
Net asset value, end of year	$6.41	$7.66	$6.04	$6.53	$6.43		$6.83
TOTAL RETURN(d)	(4.88)%	28.79%	0.34%	5.14%	(5.86)%		22.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,847	$18,981	$14,784	$19,300	$17,193		$12,200
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of net investment income/(loss) to average net assets(e)	0.15%	0.83%	0.49%	0.06%	(0.13	)%(f)	(0.04)%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 70 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.18	$6.39	$6.83	$6.67	$7.05		$6.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.13	0.09	0.07	0.03		0.06
Net realized and unrealized gain/(loss)	(0.37)	1.76	(0.03)	0.34	(0.41)		1.37
Total from investment operations	(0.28)	1.89	0.06	0.41	(0.38)		1.43
DISTRIBUTIONS:
From net investment income	(0.73)	(0.10)	(0.23)	(0.23)	–		(0.46)
From net realized gains	(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.98)	(0.10)	(0.50)	(0.25)	–		(0.46)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.26)	1.79	(0.44)	0.16	(0.38)		0.97
Net asset value, end of year	$6.92	$8.18	$6.39	$6.83	$6.67		$7.05
TOTAL RETURN(d)	(3.87)%	30.09%	1.27%	6.30%	(5.39)%		24.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$174,034	$138,572	$180,892	$287,741	$249,375		$202,076
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of net investment income to average net assets(e)	1.15%	1.85%	1.48%	1.02%	0.85	%(f)	0.91%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 71 | October 31, 2018

ALPS | Red Rocks Listed Private Equity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$6.97	$5.48	$5.96	$5.87	$6.21		$5.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.09	0.06	0.03	0.01		0.02
Net realized and unrealized gain/(loss)	(0.30)	1.50	(0.05)	0.31	(0.36)		1.22
Total from investment operations	(0.26)	1.59	0.01	0.34	(0.35)		1.24
DISTRIBUTIONS:
From net investment income	(0.71)	(0.10)	(0.22)	(0.23)	–		(0.44)
From net realized gains	(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.96)	(0.10)	(0.49)	(0.25)	–		(0.44)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	–	0.00 (c)	0.01		–
Net increase/(decrease) in net asset value	(1.22)	1.49	(0.48)	0.09	(0.34)		0.80
Net asset value, end of year	$5.75	$6.97	$5.48	$5.96	$5.87		$6.21
TOTAL RETURN(d)	(4.31)%	29.51%	0.67%	5.87%	(5.48)%		23.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,684	$4,236	$2,852	$3,068	$872		$540
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of net investment income to average net assets(e)	0.70%	1.43%	1.05%	0.52%	0.46	%(f)	0.36%
Portfolio turnover rate(g)	29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 72 | October 31, 2018

ALPS | WMC Research Value Fund

Management Commentary	October 31, 2018 (Unaudited)

Market Commentary

US equities posted positive results over the twelve month period ending 31 October 2018. The US Federal Reserve raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations. Despite continued White House turmoil and heightened US tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by US President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong as better-than-expected corporate profits helped drive US equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the US and Mexico, and expectations for stronger US economic growth relative to other regions of the world. This all changed in the final month of the period, as US equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile US and China trade relations weighed heavily on sentiment into the end of the period.

Within the Russell 1000 Value Index, eight of the eleven sectors posted positive absolute returns during the period, with the health care and communication services sectors gaining the most.

Fund Review

The Fund underperformed its benchmark, the Russell 1000 Value Index, for the twelve month period.

Stock selection detracted from relative returns, as weak selection in the health care, information technology, and consumer staples sectors more than offset positive stock selection in the consumer discretionary, communication services, and industrials sectors.

Top detractors from relative performance during the period included British American Tobacco (consumer staples) and American International Group (financials). Our decision not to hold Cisco Systems, a US-based networking systems and communication products provider, also detracted during the period, as the company reported favorable earnings and announced dividend increases and a $25 billion share repurchase program. Our overweight to British American Tobacco, the world’s second largest cigarette maker, hurt relative performance. The company underperformed as a challenging regulatory environment weighed on tobacco stocks during the period. Our overweight to American International Group, a US-based insurance company, also detracted from performance. The share price fell after the company reported 3Q18 losses from multiple disaster events in Japan, including Typhoons Jebi and Trami, as well as Hurricane Florence and revisions to loss estimates from the California mudslides.

Top contributors to relative performance included Verizon Communications (communication services), XL Group (financials), and TJX Companies (consumer discretionary). Our overweight to Verizon Communications, a US-based wireless communication services provider, was the top relative contributor during the period. The wireless business benefited from an increase in postpaid phone subscribers and customer step-ups to higher priced plans, and the company reported solid 3Q18 results. Our overweight to XL Group, a property and casualty insurance company, benefitted performance as the stock price surged after AXA announced in early March that it would acquire XL Group for a substantial premium. We eliminated our position in XL Group on strength. TJX Companies, the largest global off-price apparel and home goods retailer, advanced in 3Q18 on strong adjusted earnings per share. Results were strong across the board as sales, gross profit, and operating profit all increased year over year.

Strategy and Outlook

Looking ahead, our Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continue to identify themes and opportunities that will shape future investment decisions.

Within energy, we established a position in Exxon Mobil. Given recent underperformance, we believe it is an opportune time to invest in Exxon as the company plans to significantly expand its capex in the coming years, suggesting the long-term growth potential for the company outweighs that of its peers. We also like Exxon's attractive business mix and integration of downstream and upstream activities. A history of thoughtful capital deployment with strong return on common equity and fewer impairments is also supportive of the stock. We chose to trim our position in Chevron, which had recently executed well, and moved those funds to expand the position in Exxon.

Within health care, we continue to seek companies dedicated to ground-breaking innovation or the provision of value, i.e., high- quality health care at a lower cost. It’s our view that while some companies will clearly thrive in this environment, others will struggle to meet ever-increasing standards of performance. We continue to be excited about the potential for further advancements in innovation, and we do expect the market to ultimately pay for the life-saving new drugs that are being developed. We are also focused on companies that should benefit from demographic trends. The aging population in the developed world and increasing global wealth should lead to more demand for health care treatment (drugs, devices, services, etc.). Our top active positions in the health care sector include UnitedHealth Group and Medtronic.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

 73 | October 31, 2018

ALPS | WMC Research Value Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception	Total Expense Ratio	What You Pay*
Investor# (NAV)	-1.69%	0.62%	5.96%	6.98%	10.33%	9.50%	1.51%	1.15%
Class A (NAV)	-1.69%	0.62%	5.96%	6.98%	10.33%	9.50%	1.51%	1.15%
Class A (MOP)	-7.14%	-4.94%	3.99%	5.78%	9.70%	9.36%
Class C (NAV)	-2.02%	-0.19%	5.15%	6.19%	9.51%	8.68%	2.27%	1.90%
Class C (CDSC)	-3.00%	-1.11%	5.15%	6.19%	9.51%	8.68%
Class I	-1.54%	0.99%	6.23%	7.26%	10.62%	9.74%	1.26%	0.90%
Russell 1000® Value Index[1]	1.07%	3.03%	8.88%	8.61%	11.30%	–
S&P 500® Total Return Index[2]	3.40%	7.35%	11.52%	11.34%	13.24%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 74 | October 31, 2018

ALPS | WMC Research Value Fund

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date August 10, 1971 for Investor Class, November 2, 1998 for Class I, June 30, 2010 for Class C and June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020 for Class A and February 28, 2019 for all other classes. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Bank of America Corp.	4.42%
Verizon Communications, Inc.	3.92%
JPMorgan Chase & Co.	3.59%
Exxon Mobil Corp.	3.31%
Comcast Corp.	2.37%
Medtronic PLC	2.07%
Chevron Corp.	1.62%
McDonald's Corp.	1.56%
NextEra Energy, Inc.	1.56%
Vanguard® High Dividend Yield ETF	1.41%
Top Ten Holdings	25.83%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

 75 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
COMMON STOCKS (98.14%)
Basic Materials (0.29%)
Chemicals (0.29%)
Linde PLC	1,473	$243,737

TOTAL BASIC MATERIALS		243,737

Communication Services (8.23%)
Media & Entertainment (4.31%)
Charter Communications, Inc., Class A(a)	755	241,879
Cinemark Holdings, Inc.	3,871	160,917
Comcast Corp., Class A	52,218	1,991,595
Interpublic Group of Cos., Inc.	10,576	244,940
Liberty Media Corp.-Liberty Formula One, Class C(a)	5,391	178,334
New York Times Co., Class A	6,207	163,865
Twenty-First Century Fox, Inc., Class A	7,415	337,531
Viacom, Inc., Class B	9,759	312,093
		3,631,154
Telecommunication Services (3.92%)
Verizon Communications, Inc.	57,798	3,299,688

TOTAL COMMUNICATION SERVICES		6,930,842

Consumer Discretionary (4.72%)
Consumer Durables & Apparel (1.07%)
NIKE, Inc., Class B	4,194	314,718
Tapestry, Inc.	7,074	299,301
Under Armour, Inc., Class A(a)	13,136	290,437
		904,456

Consumer Services (2.39%)
Hyatt Hotels Corp., Class A	6,341	438,797
McDonald's Corp.	7,449	1,317,728
MGM Resorts International	6,820	181,958
Vail Resorts, Inc.	285	71,626
		2,010,109

Retailing (1.26%)
Expedia Group, Inc.	2,148	269,424
Lowe's Cos., Inc.	1,597	152,066
TJX Cos., Inc.	5,830	640,600
		1,062,090

TOTAL CONSUMER DISCRETIONARY		3,976,655

Consumer Staples (7.48%)
Food & Staples Retailing (1.08%)
Costco Wholesale Corp.	1,315	300,648
Sysco Corp.	5,009	357,292
	Shares	Value (Note 2)
Food & Staples Retailing (continued)
US Foods Holding Corp.(a)	8,622	$251,504
		909,444

Food, Beverage & Tobacco (5.26%)
Altria Group, Inc.	13,586	883,634
Archer-Daniels-Midland Co.	7,313	345,539
British American Tobacco PLC, Sponsored ADR	21,552	935,357
Coca-Cola Co.	19,989	957,073
Hormel Foods Corp.	6,975	304,389
Hostess Brands, Inc.(a)	18,791	195,426
McCormick & Co., Inc.	1,988	286,272
Philip Morris International, Inc.	2,763	243,337
Post Holdings, Inc.(a)	3,144	277,993
		4,429,020

Household & Personal Products (1.14%)
Coty, Inc., Class A	31,814	335,638
Unilever NV	11,616	624,708
		960,346

TOTAL CONSUMER STAPLES		6,298,810

Energy (9.78%)
Energy (9.78%)
Antero Resources Corp.(a)	6,205	98,598
Baker Hughes a GE Co.	10,034	267,808
Chevron Corp.	12,202	1,362,353
Concho Resources, Inc.(a)	2,601	361,773
Diamondback Energy, Inc.	1,520	170,787
Encana Corp.	19,935	204,134
EOG Resources, Inc.	3,271	344,567
Exxon Mobil Corp.	35,017	2,790,155
Halliburton Co.	9,049	313,819
Kinder Morgan, Inc.	14,523	247,182
Kosmos Energy, Ltd.(a)	15,629	101,432
Marathon Petroleum Corp.	10,361	729,932
Newfield Exploration Co.(a)	7,491	151,318
Noble Energy, Inc.	10,142	252,029
ONEOK, Inc.	3,743	245,541
Targa Resources Corp.	4,499	232,463
TransCanada Corp.	9,625	363,055
		8,236,946

TOTAL ENERGY		8,236,946

Financials (22.00%)
Banks (10.83%)
Bank of America Corp.	135,306	3,720,915
JPMorgan Chase & Co.	27,755	3,025,850
KeyCorp	24,627	447,226
MGIC Investment Corp.(a)	17,351	211,856
 76 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
Banks (continued)
PNC Financial Services Group, Inc.	7,772	$998,624
Sterling Bancorp	14,459	259,973
Zions Bancorp NA	9,655	454,268
		9,118,712

Diversified Financials (4.74%)
American Express Co.	3,944	405,167
AXA Equitable Holdings, Inc.	5,470	110,986
Blucora, Inc.(a)	4,204	121,580
Capital One Financial Corp.	5,764	514,725
Cohen & Steers, Inc.	4,249	163,119
Northern Trust Corp.	7,391	695,271
OneMain Holdings, Inc.(a)	8,239	234,976
Raymond James Financial, Inc.	9,163	702,711
TD Ameritrade Holding Corp.	13,222	683,842
Voya Financial, Inc.	8,196	358,657
		3,991,034

Insurance (6.43%)
Alleghany Corp.	576	345,992
Allstate Corp.	4,607	440,982
American International Group, Inc.	19,330	798,136
Assurant, Inc.	5,431	527,948
Assured Guaranty, Ltd.	18,551	741,669
Athene Holding, Ltd., Class A(a)	11,049	505,160
Hartford Financial Services Group, Inc.	11,686	530,778
Marsh & McLennan Cos., Inc.	7,072	599,352
MetLife, Inc.	11,310	465,859
Prudential Financial, Inc.	4,903	459,803
		5,415,679

TOTAL FINANCIALS		18,525,425

Health Care (13.64%)
Health Care Equipment & Services (7.41%)
Abbott Laboratories	17,236	1,188,250
Baxter International, Inc.	7,901	493,892
Boston Scientific Corp.(a)	11,896	429,921
Danaher Corp.	8,224	817,466
HCA Healthcare, Inc.	3,104	414,477
Medtronic PLC	19,425	1,744,753
UnitedHealth Group, Inc.	4,394	1,148,372
		6,237,131

Pharmaceuticals, Biotechnology & Life Sciences (6.23%)
Aduro Biotech, Inc.(a)	5,757	24,410
Allergan PLC	6,521	1,030,383
Alnylam Pharmaceuticals, Inc.(a)	930	74,800
Amneal Pharmaceuticals, Inc.(a)	2,707	49,944
AstraZeneca PLC, Sponsored ADR	24,004	930,875
Bluebird Bio, Inc.(a)	1,219	139,819
Bristol-Myers Squibb Co.	18,221	920,889
	Shares	Value (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Dermira, Inc.(a)	3,545	$44,490
Elanco Animal Health, Inc.(a)	2,680	81,686
Five Prime Therapeutics, Inc.(a)	1,774	21,536
GlycoMimetics, Inc.(a)	2,843	35,765
Mylan NV(a)	12,628	394,625
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	20,178	403,157
Thermo Fisher Scientific, Inc.	4,698	1,097,688
		5,250,067

TOTAL HEALTH CARE		11,487,198

Industrials (8.27%)
Capital Goods (6.16%)
AGCO Corp.	2,868	160,723
Air Lease Corp.	2,068	78,791
AMETEK, Inc.	3,446	231,158
Boeing Co.	1,539	546,130
Caterpillar, Inc.	1,263	153,227
Deere & Co.	1,419	192,189
Eaton Corp. PLC	5,841	418,624
Fortive Corp.	2,658	197,356
General Dynamics Corp.	4,091	706,025
General Electric Co.	47,780	482,578
Greenbrier Cos., Inc.	1,835	87,071
Harris Corp.	1,454	216,224
Illinois Tool Works, Inc.	1,475	188,166
Jacobs Engineering Group, Inc.	2,034	152,733
Lockheed Martin Corp.	3,340	981,459
Moog, Inc., Class A	2,467	176,514
Pentair PLC	5,468	219,540
		5,188,508

Commercial & Professional Services (1.08%)
Equifax, Inc.	892	90,484

IHS Markit, Ltd.(a)	4,271	224,356
TransUnion	1,391	91,458
Waste Management, Inc.	5,599	500,943
		907,241

Transportation (1.03%)
JetBlue Airways Corp.(a)	7,367	123,250
Kirby Corp.(a)	1,532	110,212
Norfolk Southern Corp.	3,759	630,873
		864,335

TOTAL INDUSTRIALS		6,960,084

Information Technology (8.13%)
Semiconductors & Semiconductor Equipment (4.12%)
Broadcom, Inc.	2,444	546,210
Intel Corp.	16,352	766,582

 77 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	2,435	$222,900
Marvell Technology Group, Ltd.	21,128	346,710
Micron Technology, Inc.(a)	6,100	230,092
NVIDIA Corp.	855	180,260
QUALCOMM, Inc.	5,415	340,549
Teradyne, Inc.	13,660	470,587
Texas Instruments, Inc.	3,918	363,708
		3,467,598

Software & Services (3.77%)
Alliance Data Systems Corp.	1,037	213,809
Autodesk, Inc.(a)	1,566	202,406
CACI International, Inc., Class A(a)	1,083	193,272
FleetCor Technologies, Inc.(a)	1,102	220,433
Genpact, Ltd.	8,149	223,364
Global Payments, Inc.	1,987	226,975
Guidewire Software, Inc.(a)	1,665	148,135
Leidos Holdings, Inc.	4,216	273,112
Microsoft Corp.	5,582	596,213
SS&C Technologies Holdings, Inc.	1,909	97,664
Total System Services, Inc.	1,877	171,089
VeriSign, Inc.(a)	600	85,524
Visa, Inc., Class A	2,621	361,305
WEX, Inc.(a)	905	159,244
		3,172,545

Technology Hardware & Equipment (0.24%)
Flex, Ltd.(a)	26,323	206,899

TOTAL INFORMATION TECHNOLOGY		6,847,042

Materials (3.92%)
Materials (3.92%)
Alcoa Corp.(a)	3,595	125,789
ArcelorMittal	1,335	33,228
Ardagh Group SA	6,398	84,326
Ball Corp.	8,186	366,733
Cabot Corp.	2,852	138,835
Celanese Corp., Series A	2,438	236,340
Crown Holdings, Inc.(a)	2,143	90,627
DowDuPont, Inc.	13,601	733,366
FMC Corp.	2,036	158,971
Freeport-McMoRan, Inc.	12,880	150,052
International Paper Co.	6,862	311,260
PPG Industries, Inc.	4,687	492,557
Southern Copper Corp.	2,212	84,808
Steel Dynamics, Inc.	3,668	145,253
Vulcan Materials Co.	394	39,849
	Shares	Value (Note 2)
Materials (continued)
Westlake Chemical Corp.	1,504	$107,235
		3,299,229

TOTAL MATERIALS		3,299,229

Real Estate (4.81%)
Real Estate (4.81%)
Alexandria Real Estate Equities, Inc.	4,687	572,892
American Tower Corp.	4,815	750,225
Camden Property Trust	5,414	488,722
Douglas Emmett, Inc.	16,528	598,148
Equinix, Inc.	679	257,165
Host Hotels & Resorts, Inc.	14,242	272,165
Outfront Media, Inc.	12,349	218,824
Prologis, Inc.	4,042	260,588
Public Storage	1,473	302,657
Simon Property Group, Inc.	1,787	327,950
		4,049,336

TOTAL REAL ESTATE		4,049,336

Utilities (6.87%)
Utilities (6.87%)
Avangrid, Inc.	12,821	602,715
Edison International	16,580	1,150,486
Exelon Corp.	17,006	745,033
NextEra Energy, Inc.	7,591	1,309,448
NRG Energy, Inc.	9,414	340,693
PG&E Corp.(a)	7,740	362,309
Sempra Energy	8,786	967,514
UGI Corp.	5,758	305,520
		5,783,718

TOTAL UTILITIES		5,783,718

TOTAL COMMON STOCKS
(Cost $78,519,322)		82,639,022

EXCHANGE TRADED FUNDS (1.41%)
Vanguard® High Dividend Yield ETF	14,288	1,189,619

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,205,486)		1,189,619

 78 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2018

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (0.05%)
SHORT-TERM CASH EQUIVALENTS (0.05%)
State Street Institutional
Treasury Plus Money
Market Fund	2.109%	41,054	$41,054

TOTAL SHORT-TERM INVESTMENTS
(Cost $41,054)			41,054

TOTAL INVESTMENTS (99.60%)
(Cost $79,765,862)			$83,869,695

Other Assets In Excess Of Liabilities (0.40%)			338,808

NET ASSETS (100.00%)			$84,208,503

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 79 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Assets and Liabilities	October 31, 2018

ASSETS
Investments, at value	$83,869,695
Cash	4,555
Receivable for investments sold	1,301,623
Receivable for shares sold	774
Dividends receivable	101,097
Prepaid expenses and other assets	20,584
Total Assets	85,298,328
LIABILITIES
Payable for investments purchased	966,121
Payable for shares redeemed	6,000
Investment advisory fees payable	35,928
Administration and transfer agency fees payable	38,302
Distribution and services fees payable	10,889
Professional fees payable	22,480
Accrued expenses and other liabilities	10,105
Total Liabilities	1,089,825
NET ASSETS	$84,208,503
NET ASSETS CONSIST OF
Paid-in capital	$72,845,170
Total distributable earnings	11,363,333
NET ASSETS	$84,208,503
INVESTMENTS, AT COST	$79,765,862
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.71
Net Assets	$46,635,120
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,354,373
Class A:
Net Asset Value, offering and redemption price per share	$8.71
Net Assets	$9,560
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,098
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.22
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.24
Net Assets	$710,663
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	86,211
Class I:
Net Asset Value, offering and redemption price per share	$8.98
Net Assets	$36,853,160
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,105,915

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 80 | October 31, 2018

ALPS | WMC Research Value Fund

Statement of Operations	For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$1,846,710
Foreign taxes withheld on dividends	(10,904)
Total Investment Income	1,835,806

EXPENSES
Investment advisory fees	867,220
Administrative fees	146,668
Transfer agency fees	28,982
Distribution and service fees
Investor Class(a)	125,713
Class A(b)	10
Class C	7,427
Professional fees	27,381
Reports to shareholders and printing fees	15,567
State registration fees	52,227
Insurance fees	690
Custody fees	13,363
Trustees' fees and expenses	2,141
Miscellaneous expenses	13,373
Total Expenses	1,300,762
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class(a)	(190,912)
Class A(b)	(16)
Class C	(2,821)
Class I	(152,537)
Net Expenses	954,476
Net Investment Income	881,330
Net realized gain on investments	6,662,388
Net realized gain on foreign currency transactions	205
Net Realized Gain	6,662,593
Net change in unrealized depreciation on investments	(6,612,862)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2)
Net Change in Unrealized Depreciation	(6,612,864)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	49,729
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$931,059

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

 81 | October 31, 2018

ALPS | WMC Research Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$881,330	$700,241
Net realized gain	6,662,593	6,788,341
Net change in unrealized appreciation/(depreciation)	(6,612,864)	6,711,936
Net Increase in Net Assets Resulting from Operations	931,059	14,200,518

TOTAL DISTRIBUTIONS(a)
From distributable earnings
Investor Class(b)	(4,057,605)	(1,593,379)
Class C	(62,055)	(14,337)
Class I	(3,240,424)	1,298,637
Net Decrease in Net Assets from Distributions	(7,360,084)	(2,906,353)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	385,082	622,292
Class A(c)	10,000	–
Class C	17,226	265,702
Class I	3,480,703	3,710,822
Dividends reinvested
Investor Class(b)	3,894,647	1,521,329
Class C	43,320	6,826
Class I	3,239,582	1,297,538
Shares redeemed
Investor Class(b)	(3,667,989)	(8,287,816)
Class C	(22,249)	(52,206)
Class I	(9,536,622)	(10,342,427)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,156,300)	(11,257,940)

Net increase/(decrease) in net assets	(8,585,325)	36,225

NET ASSETS
Beginning of year	92,793,828	92,757,603
End of year	$84,208,503	$92,793,828 (d)

(a)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $163,564, and Net Realized Gains $2,742,789.

(b)	Prior to December 1, 2017, Investor Class was known as Class A.

(c)	Class A commenced operations on June 12, 2018.

(d)	For the prior year ended October 31, 2017, included accumulated net investment income of $546,758.

See Notes to Financial Statements.

 82 | October 31, 2018

ALPS | WMC Research Value Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(b)	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$9.40	$8.37	$11.57		$12.54	$11.92		$10.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.08	0.06	0.06		0.06	0.03		0.06
Net realized and unrealized gain	0.01	1.24	0.08		0.23	0.59		2.09
Total from investment operations	0.09	1.30	0.14		0.29	0.62		2.15
DISTRIBUTIONS:
From net investment income	(0.08)	(0.01)	(0.02)		(0.06)	–		(0.11)
From net realized gains	(0.70)	(0.26)	(3.32)		(1.20)	–		(0.13)
Total distributions	(0.78)	(0.27)	(3.34)		(1.26)	–		(0.24)
Net increase/(decrease) in net asset value	(0.69)	1.03	(3.20)		(0.97)	0.62		1.91
Net asset value, end of year	$8.71	$9.40	$8.37		$11.57	$12.54		$11.92
TOTAL RETURN(e)	0.62%	15.81%	2.09%		2.57%	5.20%		21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$46,635	$49,637	$49,814		$55,608	$59,628		$59,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.53%	1.51%	1.53%		1.49%	1.48	%(f)	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(g)	1.40%	1.40	%(f)	1.40%
Ratio of net investment income to average net assets	0.86%	0.62%	0.66%		0.53%	0.48	%(f)	0.52%
Portfolio turnover rate(h)	74%	70%	78%		114%	13%		19%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(d)	Calculated using the average shares method.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 83 | October 31, 2018

ALPS | WMC Research Value Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.40)

Net (decrease) in net asset value	(0.40)
Net asset value, end of year	$8.71
TOTAL RETURN(b)	(4.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.57	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(c)
Ratio of net investment income to average net assets	0.87	%(c)
Portfolio turnover rate(d)	74%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 84 | October 31, 2018

ALPS | WMC Research Value Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.99		$8.06		$11.32		$12.36	$11.80		$9.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01		(0.01)		(0.01)		(0.03)	(0.02)		(0.02)
Net realized and unrealized gain	(0.00	)(d)	1.20		0.08		0.24	0.58		2.08
Total from investment operations	0.01		1.19		0.07		0.21	0.56		2.06
DISTRIBUTIONS:
From net investment income	(0.06)		(0.00	)(d)	(0.01)		(0.05)	–		(0.06)
From net realized gains	(0.70)		(0.26)		(3.32)		(1.20)	–		(0.13)
Total distributions	(0.76)		(0.26)		(3.33)		(1.25)	–		(0.19)
Net increase/(decrease) in net asset value	(0.75)		0.93		(3.26)		(1.04)	0.56		1.87
Net asset value, end of year	$8.24		$8.99		$8.06		$11.32	$12.36		$11.80
TOTAL RETURN(e)	(0.19)%		15.02%		1.28%		1.87%	4.75%		20.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$711		$734		$449		$870	$257		$133
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.28%		2.27%		2.27%		2.24%	2.24	%(f)	2.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%		1.90%		1.90	%(g)	2.15%	2.15	%(f)	2.15%
Ratio of net investment income/(loss) to average net assets	0.11%		(0.15)%		(0.07)%		(0.22)%	(0.30	)%(f)	(0.23)%
Portfolio turnover rate(h)	74%		70%		78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.

(g)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 85 | October 31, 2018

ALPS | WMC Research Value Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$9.64	$8.56	$11.75		$12.69	$12.05		$10.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10	0.08	0.08		0.09	0.05		0.09
Net realized and unrealized gain	0.02	1.28	0.08		0.23	0.59		2.12
Total from investment operations	0.12	1.36	0.16		0.32	0.64		2.21
DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.03)		(0.06)	–		(0.13)
From net realized gains	(0.70)	(0.26)	(3.32)		(1.20)	–		(0.13)
Total distributions	(0.78)	(0.28)	(3.35)		(1.27)	–		(0.26)
Net increase/(decrease) in net asset value	(0.66)	1.08	(3.19)		(0.94)	0.64		1.95
Net asset value, end of year	$8.98	$9.64	$8.56		$11.75	$12.69		$12.05
TOTAL RETURN(d)	0.99%	16.10%	2.24%		2.86%	5.31%		22.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$36,853	$42,422	$42,495		$40,915	$43,502		$44,729
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.28%	1.26%	1.28%		1.24%	1.23	%(e)	1.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(f)	1.15%	1.15	%(e)	1.15%
Ratio of net investment income to average net assets	1.11%	0.87%	0.90%		0.78%	0.74	%(e)	0.77%
Portfolio turnover rate(g)	74%	70%	78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 86 | October 31, 2018

Clough China Fund

Management Commentary	October 31, 2018 (Unaudited)

The Clough China Fund (the “Fund”) was down 21.17% for the year ended October 31, 2018. This compares to a decline of 16.73% for the broad based MSCI China Index. From a sector perspective, our investments in Healthcare contributed to performance, whilst Technology and Consumer Discretionary detracted. From an individual stock perspective, over the fiscal year Sunny Optical, Jiangsu Yanghe Brewery, JD.Com, Alibaba and Tencent detracted the most from performance while Ping An, Naspers, Sands China, China Resources Land, and Sinopharm contributed the most to performance.

The China market started the fiscal year ending October 31, 2018 very strong. For the first three months of the fiscal year, the MSCI China Index rose over 16.4%. The drawdown, though, was even more powerful with the market declining by over 33% from its peak to its October 2018 trough. This sell-off was driven by U.S. and China trade tensions in addition to a slowing of the Chinese economy on the back of tighter liquidity conditions. Very few stocks provided shelter in this type of environment.

Our top contributors for the year:

1.	Ping An contributed the most to performance for the year. This is a diversified financial conglomerate that generates over 60% of its operating profit from its insurance business. To understand the scope of this company’s businesses across insurance, banking and credit cards, the company has amassed over 179 MM retail customers. We are big believers in Ping An for a number of reasons. From a top-down perspective, insurance penetration is still very low as a percentage of gross domestic product (“GDP”). According to Lexology, premiums account for 2.4%, whereas in more developed markets, it is closer to 7.5%, and in neighboring Hong Kong it is 13.4%. In addition, regulators are moving Chinese insurers to underwrite more protection products as opposed to short-term savings products. This structural shift will provide a much more stable source of income for Ping An. Finally, we believe that Ping An has proven that it is the best run insurance company in China, and arguably the region, as reflected by its superior return profile as measured by return on equity (“ROE”).

2.	We held Naspers in the Fund for a short period of time to gain additional exposure to Tencent. Naspers is a South African listed media conglomerate with a large holding in Tencent. We saw an opportunity to buy this stock as the implied value of Tencent was at a very large discount to fair value, in our view. We no longer hold the position.

3.	Sands China is one of the largest gaming operators in Macau. We liked the company given that it catered primarily to the mass and premium mass gamblers, which we believed will be far more stable a cohort of customers than the VIP segment. We exited the position as we were concerned about the potential impact of slowing credit growth in China on gambling activity in Macau.
4.	China Resources Land is one of China’s premier developers. In our view, the company’s strategy of developing malls surrounded by housing developments in some of the best locations creates tremendous value for shareholders. In one project, the shareholders benefit from recurring revenue generated by the retail podium, and development profits from housing. The company has a track record of executing and is well positioned to potentially be one of the beneficiaries of a consolidating property development sector, given its strong financial position.

5.	Sinopharm has been a core holding of the Fund as we believe that healthcare spending will continue to grow, driven by a virtuous circle of an aging and increasingly wealthy population. As China’s largest drug distributor, the company is likely to benefit from both these trends. China is in the process of moving the profit pools of drug distribution from hospitals and into traditional offsite drug stores. The company is very well positioned to capture this trend as it operates one of China’s largest drugstore chains. The company’s strategy was validated at the end of 2017 with Walgreens Boots Alliance taking a 40% stake in the company’s drugstore chain subsidiary.

Top detractors for the year:

1.	Tencent negatively impacted our performance the most this past fiscal year. Tencent is China’s largest gaming and social networking platform. This has historically been our largest position in the Fund, as the company continued to deliver consistent growth on the back of its dominant position as a gaming and social media giant. This year, however, the company faced a number of regulatory challenges which will likely diminish the company’s growth trajectory. It appears that the Chinese government is tightening the restrictions on gaming play for children. Tencent announced that it would only allow children under 12 to play for one hour per day, and children between 13 and 18, two hours per day. Additionally, China has stated that it would limit the number of new games that can be launched and monetized. Tencent launched PlayerUnknown’s Battlegrounds (“PUBG”) in China in February 2018, and Chinese gamers flocked to the game, and played on average 16 hours per week versus 7 hours for U.S. gamers. Unfortunately, Tencent was not able to obtain approval to monetize any aspect of this game, and may potentially not obtain approval at all, which highlighted to the market the newfound risks to the sector. We still believe in the investment over the medium-to-longer-term but took our exposure down to reflect the short-term risks to the business.

 87 | October 31, 2018

Clough China Fund

Management Commentary	October 31, 2018 (Unaudited)

2.	Alibaba has historically been one of the Fund’s larger overall positions given our belief in the Chinese consumer and the company’s dominant position in e-commerce. China now is the largest e-commerce market in the world as it accounts for 42% of global retail e-commerce transactions compared to the U.S.’s 24% share, according to a McKinsey Global Institute study. Structurally, we are bullish on the name, but we became concerned after the company announced substantial sales growth, but muted bottom-line performance on the back of increased investment in brick-and-mortar retail. In addition, Jack Ma, the visionary founder, stepped down in the beginning of September. These concerns weighed on the stock.

3.	Sunny Optical is one of China’s largest camera module manufacturers that supplies the likes of Samsung and China’s largest handset makers. With the proliferation of dual and triple camera phones we believed that the company’s earnings and margins would be assured. However, the company announced weaker than expected top-line and bottom-line performance in the first half, driven by lower than expected gross margins on their camera modules due to lower average selling prices as well as a weak renminbi (“RMB”). We have since exited the position given the headwinds the company faces, including a more moderate growth profile for handset camera modules and new entrants in Sunny’s segment.

4.	We held a position in JD.com for similar reasons to our holding in Alibaba given our belief in the Chinese consumer and the country’s e-commerce sector. We also appreciated the strength of JD.com’s self-owned and well-developed distribution network, which we believe gave it a competitive edge versus its competitors. Trading at a huge discount to its peers as well as big-box retailers in the U.S., we thought it was attractively valued. Unfortunately, the company announced disappointing results on the back of lower-than-expected margins with competitive intensity increasing. Additionally, the founder and CEO of the company was arrested for assault in the U.S., but returned to China uncharged. This combination of factors resulted in us exiting the position.

5.	Jiangsu Yanghe Brewery was a new position in the Fund but was hit very hard in October on the back of a surprisingly weak set of results from one of Yanghe’s competitors, Kweichow Moutai. Yanghe had reported its numbers before Moutai with both the top- and bottom- line growing over 20%. That being said, Moutai is the industry and market leader and brought the whole sector down. We think that Moutai’s performance was company specific, and still believe that Yanghe is a compelling investment. First of all, this is one of the few Chinese white liquor companies that is run like a private company. Management owns 24% of the company and the government 23%. Thus, management and minority shareholders’ interests are aligned. Secondly, Yanghe’s growth strategy appears sound, with the company expanding judiciously outside of its core territory of Jiangsu Province. Finally, the company has a wide range of product offerings, and thus does not depend solely on premium priced products which we believe is a more defensive business model during economic uncertainty.

China's difficulties over the past fiscal year of the Fund overshadowed the fact that over the last two years, the market has performed quite well- up 16.6%. We are hopeful that the factors that contributed to the Fund’s decline in performance are likely to wane over the coming months as the US/China trade relationship becomes clearer. Should it take a more antagonistic track, we still find comfort that China's 1.4bn in population is a large enough market to sustain itself, and geopolitical realignment will allow China to continue to thrive in spite of a more difficult relationship with the United States.

Brian Chen, Portfolio Manager

Anupam Bose, Portfolio Manager

Chuck Clough, Portfolio Manager

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

 88 | October 31, 2018

Clough China Fund

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-23.66%	-21.32%	0.04%	0.43%	8.63%	8.77%	2.06%	1.95%
Class A (NAV)	-23.69%	-21.34%	0.03%	0.42%	8.62%	8.77%	2.06%	1.95%
Class A (MOP)	-27.89%	-25.66%	-1.85%	-0.71%	8.01%	8.29%
Class C (NAV)	-23.97%	-21.94%	-0.74%	-0.34%	7.79%	7.95%	2.85%	2.70%
Class C (CDSC)	-24.73%	-22.72%	-0.74%	-0.34%	7.79%	7.95%
Class I1 (NAV)	-23.59%	-21.17%	0.27%	0.72%	8.99%	9.19%	1.83%	1.70%
MSCI China Index[2]	-20.97%	-16.73%	6.05%	4.74%	9.75%	9.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

 89 | October 31, 2018

Clough China Fund

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]	The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of December 30, 2005 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020 for Class A and February 28, 2019 for all other classes. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested. There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Alibaba Group Holding, Ltd.	8.96%
Ping An Insurance Group Co. of China, Ltd.	8.59%
China Construction Bank Corp.	8.20%
Tencent Holdings, Ltd.	7.74%
China Mobile, Ltd.	7.37%
Anhui Conch Cement Co., Ltd.	4.66%
Bank of China, Ltd.	4.15%
Industrial & Commercial Bank of China, Ltd.	4.11%
Postal Savings Bank of China, Ltd.	3.37%
China Resources Land, Ltd.	2.90%
Top Ten Holdings	60.05%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Industry Sector Allocation (as a % of Net Assets)

 90 | October 31, 2018

Clough China Fund

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
COMMON STOCKS (81.85%)
Communications (10.68%)
Media (1.29%)
iQIYI, Inc., ADR(a)	24,800	$487,072

Telecommunications (9.39%)
China Mobile, Ltd., Sponsored ADR	59,800	2,783,690
China Telecom Corp., Ltd.	1,618,000	765,528
		3,549,218

TOTAL COMMUNICATIONS		4,036,290

Consumer Discretionary (14.36%)
Consumer Services (0.92%)
TAL Education Group, ADR(a)	11,900	344,862

Gaming, Lodging & Restaurants (4.48%)
China Lodging Group, Ltd., ADR	28,200	737,712
Galaxy Entertainment Group, Ltd.	176,000	955,528
		1,693,240

Retail - Discretionary (8.96%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	23,800	3,386,264

TOTAL CONSUMER DISCRETIONARY		5,424,366

Financials (32.41%)
Banking (19.83%)
Bank of China, Ltd., Class H	3,681,437	1,568,445
China Construction Bank Corp., Class H	3,903,080	3,097,278
Industrial & Commercial Bank of China, Ltd., Class H	2,290,967	1,554,359
Postal Savings Bank of China, Ltd., Class H	2,129,958	1,274,374
		7,494,456

Insurance (8.59%)
Ping An Insurance Group Co. of China, Ltd., Class H	343,500	3,247,460

Real Estate (3.99%)
China Resources Land, Ltd.	322,000	1,095,186
Longfor Group Holdings, Ltd.	169,020	410,750
		1,505,936

TOTAL FINANCIALS		12,247,852

Health Care (2.67%)
Health Care Facilities & Services (2.67%)
Sinopharm Group Co., Ltd., Class H	208,000	$1,007,625

TOTAL HEALTH CARE		1,007,625
		Shares	Value (Note 2)
Industrials (6.67%)
Engineering & Construction Services (6.67%)
China Railway Construction Corp., Ltd., Class H		789,355	1,002,487
China Railway Group, Ltd., Class H		851,000	760,549
China Tower Corp., Ltd.(a)		5,000,000	758,740
			2,521,776

TOTAL INDUSTRIALS			2,521,776

Materials (4.66%)
Construction Materials (4.66%)
Anhui Conch Cement Co., Ltd., Class H		339,500	1,759,676

TOTAL MATERIALS			1,759,676

Technology (10.40%)
Software (7.74%)
Tencent Holdings, Ltd.		85,400	2,925,741

Technology Services (2.66%)
Baozun, Inc., Sponsored ADR(a)		25,200	1,003,212

TOTAL TECHNOLOGY			3,928,953

TOTAL COMMON STOCKS
(Cost $25,145,576)			30,926,538

SHORT TERM SECURITY (7.22%)
Money Market Fund (7.22%)
Blackrock Liquidity Funds, T-Fund	2.061%	2,727,948	2,727,948

TOTAL SHORT TERM SECURITY
(Cost $2,727,948)			2,727,948

TOTAL INVESTMENTS (89.07%)
(Cost $27,873,524)			$33,654,486

Other Assets In Excess Of Liabilities (10.93%)(b)			4,131,574

NET ASSETS (100.00%)			$37,786,060

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for total return swap contracts in the amount of $2,670,000.

 91 | October 31, 2018

Clough China Fund

Statement of Investments	October 31, 2018

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Jiangsu Yanghe Brewery	$510,837	1D FEDEF + 255 BPS	09/28/2020	$380,221	$(130,616)
		$510,837			$380,221	$(130,616)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	Payments are made weekly.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 92 | October 31, 2018

Clough China Fund

Statement of Assets and Liabilities	October 31, 2018

ASSETS
Investments, at value	$33,654,486
Foreign currency, at value (Cost $1,976,299)	1,976,299
Receivable for investments sold	1,530,655
Receivable for shares sold	214
Cash collateral pledged for total return swap contracts (Note 3)	2,670,000
Dividends receivable	20,561
Prepaid expenses and other assets	14,798
Total Assets	39,867,013
LIABILITIES
Payable for investments purchased	1,139,815
Payable for interest expense on total return swap contracts	1,103
Payable for shares redeemed	149,250
Unrealized depreciation on total return swap contracts	130,616
Investment advisory fees payable	20,005
Administration and transfer agency fees payable	24,087
Distribution and services fees payable	6,522
Professional fees payable	24,691
Accrued expenses and other liabilities	584,864
Total Liabilities	2,080,953
NET ASSETS	$37,786,060
NET ASSETS CONSIST OF
Paid-in capital	$30,433,298
Total distributable earnings	7,352,762
NET ASSETS	$37,786,060
INVESTMENTS, AT COST	$27,873,524
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$21.36
Net Assets	$11,879,404
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	556,250
Class A:
Net Asset Value, offering and redemption price per share	$21.36
Net Assets	$7,132
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	334
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$22.60
Class C:
Net Asset Value, offering and redemption price per share(a)	$20.14
Net Assets	$4,244,631
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	210,725
Class I:
Net Asset Value, offering and redemption price per share	$21.90
Net Assets	$21,654,893
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	988,630

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 93 | October 31, 2018

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2018

INVESTMENT INCOME
Dividends	$950,144
Foreign taxes withheld on dividends	(77,009)
Total Investment Income	873,135

EXPENSES
Investment advisory fees	746,505
Administrative fees	95,218
Transfer agency fees	36,491
Distribution and service fees
Investor Class(a)	42,690
Class A(b)	8
Class C	63,665
Professional fees	38,845
Reports to shareholders and printing fees	10,744
State registration fees	51,558
Insurance fees	425
Custody fees	32,899
Trustees' fees and expenses	1,326
Miscellaneous expenses	12,397
Total Expenses	1,132,771
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class(a)	(25,566)
Class A(b)	(9)
Class C	(9,843)
Class I	(52,087)
Net Expenses	1,045,266
Net Investment Loss	(172,131)
Net realized gain on investments	8,141,740
Net realized loss on total return swap contracts	(774,756)
Net realized loss on foreign currency transactions	(17,040)
Net Realized Gain	7,349,944
Net change in unrealized depreciation on investments	(16,888,255)
Net change in unrealized depreciation on total return swap contracts	(130,616)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,706
Net Change in Unrealized Depreciation	(17,015,165)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,665,221)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,837,352)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

See Notes to Financial Statements.

 94 | October 31, 2018

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS
Net investment income/(loss)	$(172,131)	$214,206
Net realized gain	7,349,944	3,290,268
Net change in unrealized appreciation/(depreciation)	(17,015,165)	10,361,341
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,837,352)	13,865,815

TOTAL DISTRIBUTIONS(a)
From distributable earnings
Investor Class(b)	(47,964)	(16,170)
Class I	(177,434)	(86,942)
Net Decrease in Net Assets from Distributions	(225,398)	(103,112)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	797,648	1,280,383
Class A(c)	10,000	–
Class C	195,240	139,824
Class I	2,041,850	2,433,441
Dividends reinvested
Investor Class(b)	28,723	10,603
Class I	133,061	58,387
Shares redeemed, net of redemption fees
Investor Class(b)	(3,138,078)	(6,308,325)
Class C	(1,338,866)	(3,463,943)
Class I	(10,205,187)	(8,903,595)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(11,475,609)	(14,753,225)

Net decrease in net assets	(21,538,359)	(990,522)

NET ASSETS
Beginning of year	59,324,419	60,314,941
End of year	$37,786,060	$59,324,419 (d)

(a)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $103,112, and Net Realized Gains $–.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.
(d)	For the prior year ended October 31, 2017, included accumulated net investment income of $204,393.

See Notes to Financial Statements.

 95 | October 31, 2018

Clough China Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$27.22	$21.07	$21.74	$23.50	$20.72		$21.45
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.08)	0.08	0.04	0.12	0.45		0.12
Net realized and unrealized gain/(loss)	(5.71)	6.09	(0.40)	(0.92)	2.33		(0.69)
Total from investment operations	(5.79)	6.17	(0.36)	(0.80)	2.78		(0.57)
DISTRIBUTIONS:
From net investment income	(0.07)	(0.02)	(0.31)	(0.50)	–		(0.17)
From net realized gains	–	–	–	(0.46)	–		–
Total distributions	(0.07)	(0.02)	(0.31)	(0.96)	–		(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	–	0.00 (d)	0.00 (d)	0.00	(d)	0.01
Net increase/(decrease) in net asset value	(5.86)	6.15	(0.67)	(1.76)	2.78		(0.73)
Net asset value, end of year	$21.36	$27.22	$21.07	$21.74	$23.50		$20.72
TOTAL RETURN(e)	(21.32)%	29.32%	(1.61)%	(3.49)%	13.42%		(2.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,879	$17,523	$18,358	$25,276	$30,526		$31,164
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10%	2.05%	2.04%	1.98%	2.06	%(f)	2.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95%	1.95%	1.95	%(f)	1.95%
Ratio of net investment income/(loss) to average net assets	(0.30)%	0.34%	0.18%	0.50%	3.96	%(f)	0.55%
Portfolio turnover rate(g)	131%	71%	126%	193%	76%		232%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 96 | October 31, 2018

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized loss	(8.73)
Total from investment operations	(8.59)

Net (decrease) in net asset value	(8.59)
Net asset value, end of year	$21.36
TOTAL RETURN(b)	(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(c)
Ratio of net investment income to average net assets	1.47	%(c)
Portfolio turnover rate(d)	131%

(a)	Calculated using the average shares method.

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the

(b)	redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 97 | October 31, 2018

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$25.80	$20.10		$20.72	$22.53	$19.94		$20.71
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.28)	(0.12	)(c)	(0.10)	(0.04)	0.33		(0.02)
Net realized and unrealized gain/(loss)	(5.38)	5.82		(0.39)	(0.89)	2.26		(0.68)
Total from investment operations	(5.66)	5.70		(0.49)	(0.93)	2.59		(0.70)
DISTRIBUTIONS:
From net investment income	–	–		(0.13)	(0.42)	–		(0.07)
From net realized gains	–	–		–	(0.46)	–		–
Total distributions	–	–		(0.13)	(0.88)	–		(0.07)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(5.66)	5.70		(0.62)	(1.81)	2.59		(0.77)
Net asset value, end of year	$20.14	$25.80		$20.10	$20.72	$22.53		$19.94
TOTAL RETURN(e)	(21.94)%	28.36%		(2.34)%	(4.25)%	12.99%		(3.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,245	$6,610		$8,352	$10,395	$11,575		$10,866
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.85%	2.85%		2.83%	2.78%	2.87	%(f)	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%		2.70%	2.70%	2.70	%(f)	2.70%
Ratio of net investment income/(loss) to average net assets	(1.07)%	(0.54)%		(0.52)%	(0.18)%	3.08	%(f)	(0.09)%
Portfolio turnover rate(g)	131%	71%		126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 98 | October 31, 2018

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$27.92	$21.60	$22.28	$23.97	$21.11		$21.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.05)	0.15	0.09	0.23	0.45		0.19
Net realized and unrealized gain/(loss)	(5.83)	6.23	(0.39)	(1.00)	2.41		(0.69)
Total from investment operations	(5.88)	6.38	(0.30)	(0.77)	2.86		(0.50)
DISTRIBUTIONS:
From net investment income	(0.14)	(0.06)	(0.38)	(0.53)	–		(0.21)
From net realized gains	–	–	–	(0.46)	–		–
Total distributions	(0.14)	(0.06)	(0.38)	(0.99)	–		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.00 (c)	0.07	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	(6.02)	6.32	(0.68)	(1.69)	2.86		(0.71)
Net asset value, end of year	$21.90	$27.92	$21.60	$22.28	$23.97		$21.11
TOTAL RETURN(d)	(21.17)%	29.64%	(1.31)%	(2.99)%	13.55%		(2.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$21,655	$35,191	$33,605	$37,772	$39,917		$33,435
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86%	1.83%	1.82%	1.77%	1.82	%(e)	1.81%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.70%	1.70%	1.70	%(e)	1.70%
Ratio of net investment income/(loss) to average net assets	(0.17)%	0.61%	0.46%	0.95%	3.89	%(e)	0.83%
Portfolio turnover rate(f)	131%	71%	126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 99 | October 31, 2018

RiverFront Global Allocation Series

Management Commentary	October 31, 2018 (Unaudited)

Annual Overview

As annual reports arrive, investors with international equity allocations may be disappointed to find that their accounts only returned a fraction of the S&P 500’s return. This is because over the past twelve months the S&P 500 significantly outperformed most other asset classes, continuing a theme that has persisted since the Financial Crisis. We anticipate that the disappointing performance from international equities will once again raise questions about whether diversification outside the US still makes sense and recognize that the allure to un-diversify can be overwhelming when it is not working, and an investor’s home base is performing well.

Since 1973 the overall yearly “win” percentage of international stocks versus those in the US is nearly identical in US dollar terms. We recognize that it often does not feel that way since there were two long-term mega-streaks for each side over that time-period, including the now decade-long hot streak the US is currently riding. Accordingly, even though international equity markets were notable Fiscal Year laggards versus US peers, we remain constructive.

Market Outlook

We see several primary reasons for International outperformance potential. First, valuations remain attractive. Riverfront’s asset allocation framework, based on the potential of long-term mean reversion, suggests to us that international equities are priced to return significantly more over the next 5-10 years than US equities.

Second, monetary policy remains accommodative. Inflation trends in Europe, Japan and most major emerging markets are tepid compared to history and economic trends globally are still positive. We believe this is a 'Goldilocks' scenario because spare capacity in these economies give international central banks cover to maintain their accommodative policies. Historically, this has provided a positive underpinning for global stock markets.

Third, the US Dollar may halt its secular rise. In addition to the ‘Goldilocks’ economic environment, we believe that the US dollar is in the later-stages of its bull market that began in mid-2011. If the USD can stop its ascension, emerging markets could stabilize and developed international stocks could deliver stronger USD- denominated returns.

Fourth, economic and earnings growth remain positive. We believe we are in the early-to-mid stages of a positive corporate earnings cycle in Europe, Japan, and many major emerging markets as evidenced by their strong performance in 2017. We expect this positive growth is expected to continue in 2019 and beyond. Over the long-run, it is unusual for stocks to perform poorly in times when earnings growth is positive.

Lastly, trade tensions seem now largely priced into the markets. On a trailing P/E basis, the valuation gap between US and non-US stocks remains close to the widest levels in 45 years. We see negative market sentiment related to protectionist trade policy as the primary contributor to this valuation gap this year. While trade uncertainty relating to China is likely to stay with us for a while, we believe it is possible that we get positive resolution to trade issues between the US, NAFTA and the EU in 2018. Eventually, we believe that in the longer-term, the structural imbalances in China’s economy and the unequal amount of trade leverage that the US exercises over China will lead to a resolution, no matter how ugly the negotiations appear in the meantime.

Performance Discussions

Asset Allocation Income & Growth

Broadly, the portfolio under-performed its benchmark in the year, due to allocation decisions. A few of the top themes that most contributed to and detracted from performance in the year are listed below:

Contributors:

●	Allocation and Selection – Fixed Income: Our underweight to fixed-income, particularly in core traditional domestic fixed-income was additive in the year, given equity out-performance.
●	Allocation to Cash: Cash instruments, although largely frictional, generated modest relative gains.

Detractors:

●	Underweighted Allocation to US Equities: The decision to underweight US equities relative to the benchmark in favor of overweighting Developed International equities was a detractor in the year.
●	Selection in Domestic Equities: Selection in the cyclicals and financial sectors truncated gains.
●	Overweight to International Equities: Exposure to Developed and Emerging Markets negatively impacted returns.

Asset Allocation Moderate

Broadly, the portfolio under-performed its benchmark over the year, due to both selection and allocation decisions. A few of the top themes that most contributed to and detracted from performance in the year are listed below:

Contributors:

●	Allocation and Selection in Fixed Income: Our underweight to and selection within fixed-income were additive in the year.
●	Allocation to Cash: Cash instruments, although largely frictional, generated modest relative gains.

Detractors:

●	Allocation and Selection Domestic Equities: The decision to underweight US equities relative to the benchmark in favor of overweighting lagging Developed and Emerging International equities was a detractor in the quarter. Selection in the financial and technology sectors truncated gains.
●	Overweight to International Equities: Exposure to Developed and Emerging Markets negatively impacted returns.

 100 | October 31, 2018

RiverFront Global Allocation Series

Management Commentary	October 31, 2018 (Unaudited)

Asset Allocation Growth & Income

Broadly, the portfolio under-performed its benchmark over the year, due to both allocation and selection decisions. A few of the top themes that most contributed to and detracted from performance in the year are listed below:

Contributors:

●	Allocation and Selection – Fixed Income: Our underweight to and selection within fixed-income were additive to relative returns.
●	Allocation in Developed International: Our overweight in energy and selection in the telecommunication sectors added value in the year.

Detractors:

●	Allocation and Selection – International: Over-weights in Developed International and Emerging Markets, as well as selections in respective finance industrials and technology sectors negatively impacted returns.
●	Allocation and Selection in US Equities: An underweight to U.S. Equities and selection decisions in the financial, consumer cyclicals and technology sectors dampened relative gains.

Asset Allocation Growth

Broadly, the portfolio under-performed its benchmark over the year, due to both allocation and selection decisions. A few of the top themes that most contributed to and detracted from performance in the year are listed below:

Contributors:

●	Allocation and Selection – Fixed Income: Our underweight to core traditional domestic fixed-income was additive in the year.
●	Allocation to Cash: Cash instruments, although largely frictional, generated modest relative gains.

Detractors:

●	Allocation and Selection International: The decision to overweight Developed and Emerging market International relative to the benchmark and selection in the financial and technology sectors proved difficult.
●	Allocation to Domestic Equities: The decision to underweight US equities relative to the benchmark in favor of overweighting Developed and Emerging International equities was a detractor in the year.

Asset Allocation Aggressive

Broadly, the portfolio under-performed its benchmark over the year, due to both allocation and selection decisions. A few of the top themes that most contributed to and detracted from performance in the year are listed below:

Contributors:

●	Selection within Developed International: Our selections within the Developed energy and telecommunications sectors benefitted returns.
●	Selection in Emerging Markets International: The portfolio’s selection in Utilities and Consumer Cyclicals sectors fostered positive relative returns.

Detractors:

●	Allocation and Selection – Domestic Equities: The decision to underweight US equities relative to the benchmark in favor of overweighting Developed and Emerging International equities was a detractor in the year. Selection in technology and consumer cyclicals dampened relative returns.
●	Allocation in Developed International: Over-weighted exposure to Developed Markets, and selection in the technology, finance and industrials sectors negatively impacted returns.

Michael Jones, CFA
Portfolio Manager

Kevin Nicholson, CFA
Portfolio Manager

Deva Meenakshisundaram, FRM
Portfolio Manager

Bill Ryder, CFA, CMT
Portfolio Manager

 101 | October 31, 2018

RiverFront Global Allocation Series

Management Commentary	October 31, 2018 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The BofAML US HY Master II Total Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

 102 | October 31, 2018

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-8.87%	-6.62%	4.18%	3.85%	7.45%	8.31%	1.20%	1.20%
Class A (NAV)	-8.86%	-6.60%	4.21%	3.85%	7.43%	8.30%	1.20%	1.20%
Class A (MOP)	-13.89%	-11.73%	2.26%	2.69%	6.83%	7.69%
Class C (NAV)	-9.20%	-7.24%	3.43%	3.08%	6.66%	7.52%	1.95%	1.95%
Class C (CDSC)	-10.11%	-8.13%	3.43%	3.08%	6.66%	7.52%
Class I (NAV)	-8.77%	-6.33%	4.46%	4.10%	7.71%	8.57%	0.95%	0.95%
Investor II (NAV)	-8.92%	-6.66%	4.18%	3.84%	7.43%	8.29%	1.20%	1.20%
Class L1 (NAV)	-8.72%	-6.34%	4.46%	4.11%	7.71%	8.58%	0.95%	0.95%
S&P 500® Total Return Index[3]	3.40%	7.35%	11.52%	11.34%	13.24%	13.57%
MSCI All Country World Index[2]	-3.94%	-0.52%	7.74%	6.15%	9.75%	10.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 103 | October 31, 2018

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.70%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	36.71%
First Trust RiverFront Dynamic Developed International ETF	25.10%
RiverFront Dynamic US Dividend Advantage ETF	10.71%
First Trust RiverFront Dynamic Europe ETF	10.62%
First Trust RiverFront Dynamic Emerging Markets ETF	10.19%
First Trust RiverFront Dynamic Asia Pacific ETF	5.35%
Top Ten Holdings	98.68%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

 104 | October 31, 2018

RiverFront Asset Allocation Growth

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-6.91%	-4.93%	4.24%	3.83%	5.85%	1.18%	1.18%
Class A (NAV)	-6.91%	-4.93%	4.24%	3.83%	5.85%	1.18%	1.18%
Class A (MOP)	-12.06%	-10.15%	2.30%	2.66%	5.13%
Class C (NAV)	-7.23%	-5.66%	3.47%	3.05%	5.07%	1.93%	1.93%
Class C (CDSC)	-8.15%	-6.58%	3.47%	3.05%	5.07%
Class I (NAV)	-6.79%	-4.74%	4.52%	4.08%	6.10%	0.93%	0.93%
MSCI All Country World Index[1]	-3.94%	-0.52%	7.74%	6.15%	8.35%
80% ACWI and 20% Bloomberg Barclays U.S. Aggregate Bond[1,2]	-3.15%	-0.72%	6.45%	5.37%	7.29%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 105 | October 31, 2018

RiverFront Asset Allocation Growth

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.68%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	35.19%
First Trust RiverFront Dynamic Developed International ETF	18.65%
RiverFront Dynamic US Dividend Advantage ETF	12.22%
RiverFront Dynamic Unconstrained Income ETF	8.40%
First Trust RiverFront Dynamic Emerging Markets ETF	7.61%
RiverFront Dynamic Core Income ETF	6.33%
First Trust RiverFront Dynamic Europe ETF	5.30%
First Trust RiverFront Dynamic Asia Pacific ETF	3.21%
Top Ten Holdings	96.91%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

 106 | October 31, 2018

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-5.64%	-4.03%	4.96%	4.52%	6.60%	1.16%	1.16%
Class A (NAV)	-5.70%	-4.08%	4.94%	4.51%	6.59%	1.16%	1.16%
Class A (MOP)	-10.86%	-9.34%	2.97%	3.34%	5.87%
Class C (NAV)	-6.06%	-4.74%	4.17%	3.74%	5.80%	1.91%	1.91%
Class C (CDSC)	-6.99%	-5.66%	4.17%	3.74%	5.80%
Class I (NAV)	-5.61%	-3.88%	5.20%	4.77%	6.85%	0.91%	0.91%
MSCI All Country World Index[1]	-3.94%	-0.52%	7.74%	6.15%	8.35%
70% ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond[1,2]	-2.77%	-0.84%	5.80%	4.96%	6.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 107 | October 31, 2018

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.66%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	22.09%
RiverFront Dynamic US Flex-Cap ETF	19.74%
First Trust RiverFront Dynamic Developed International ETF	17.38%
RiverFront Dynamic Core Income ETF	14.96%
RiverFront Dynamic Unconstrained Income ETF	10.67%
First Trust RiverFront Dynamic Europe ETF	5.92%
First Trust RiverFront Dynamic Emerging Markets ETF	4.86%
First Trust RiverFront Dynamic Asia Pacific ETF	2.76%
Top Ten Holdings	98.38%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

 108 | October 31, 2018

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-2.45%	-1.32%	4.22%	4.09%	5.54%	1.06%	1.06%
Class A (NAV)	-2.53%	-1.40%	4.19%	4.08%	5.53%	1.06%	1.06%
Class A (MOP)	-7.90%	-6.86%	2.24%	2.90%	4.81%
Class C (NAV)	-2.93%	-2.16%	3.43%	3.30%	4.74%	1.81%	1.81%
Class C (CDSC)	-3.89%	-3.08%	3.43%	3.30%	4.74%
Class I (NAV)	-2.40%	-1.16%	4.47%	4.34%	5.79%	0.81%	0.81%
S&P 500® Total Return Index[1]	3.40%	7.35%	11.52%	11.34%	13.60%
50% S&P 500® and 50% Bloomberg Barclays U.S. Aggregate Bond[2]	1.67%	2.72%	6.28%	6.63%	8.09%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 109 | October 31, 2018

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.56%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	36.03%
RiverFront Dynamic US Dividend Advantage ETF	27.43%
RiverFront Dynamic US Flex-Cap ETF	19.36%
RiverFront Dynamic Unconstrained Income ETF	8.46%
First Trust RiverFront Dynamic Developed International ETF	6.17%
First Trust RiverFront Dynamic Asia Pacific ETF	0.90%
First Trust RiverFront Dynamic Europe ETF	0.45%
Top Ten Holdings	98.80%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

 110 | October 31, 2018

RiverFront Asset Allocation Income & Growth

Performance Update	October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2018)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-1.69%	-1.79%	2.92%	2.64%	3.59%	1.04%	1.04%
Class A (NAV)	-1.68%	-1.79%	2.92%	2.65%	3.59%	1.04%	1.04%
Class A (MOP)	-7.11%	-7.15%	1.00%	1.49%	2.64%
Class C (NAV)	-1.98%	-2.48%	2.15%	1.89%	2.82%	1.79%	1.79%
Class C (CDSC)	-2.95%	-3.43%	2.15%	1.89%	2.82%
Class I (NAV)	-1.49%	-1.50%	3.17%	2.91%	3.84%	0.79%	0.79%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-0.19%	-2.05%	1.04%	1.83%	1.36%
30% S&P 500® and 70% Bloomberg Barclays U.S. Aggregate Bond[1,2]	0.94%	0.82%	4.18%	4.72%	5.00%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

 111 | October 31, 2018

RiverFront Asset Allocation Income & Growth

Performance Update	October 31, 2018 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund Inception date of August 31, 2012 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.54%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	59.32%
RiverFront Dynamic US Dividend Advantage ETF	18.51%
RiverFront Dynamic US Flex-Cap ETF	8.60%
RiverFront Dynamic Unconstrained Income ETF	8.56%
First Trust RiverFront Dynamic Developed International ETF	2.61%
First Trust RiverFront Dynamic Asia Pacific ETF	0.89%
First Trust RiverFront Dynamic Europe ETF	0.38%
Top Ten Holdings	98.87%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

 112 | October 31, 2018

RiverFront Asset Allocation Aggressive

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.68%)
Equity (98.68%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	49,049	$2,531,909
First Trust RiverFront Dynamic Developed International ETF(a)	213,608	11,868,061
First Trust RiverFront Dynamic Emerging Markets ETF(a)	85,829	4,816,724
First Trust RiverFront Dynamic Europe ETF(a)	88,128	5,023,296
RiverFront Dynamic US Dividend Advantage ETF(a)	164,840	5,063,258
RiverFront Dynamic US Flex-Cap ETF(a)	527,182	17,360,103

TOTAL EXCHANGE TRADED FUNDS
(Cost $49,891,126)		46,663,351

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.44%)
Money Market Fund (1.44%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	682,600	682,600

TOTAL MONEY MARKET FUND			682,600

TOTAL SHORT-TERM INVESTMENTS
(Cost $682,600)			682,600

TOTAL INVESTMENTS (100.12%)
(Cost $50,573,726)			$47,345,951

Liabilities In Excess Of Other Assets (-0.12%)			(56,686)

NET ASSETS (100.00%)			$47,289,265

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 113 | October 31, 2018

RiverFront Asset Allocation Growth

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (96.92%)
Debt (14.73%)
RiverFront Dynamic Core Income ETF(a)	78,326	$1,844,969
RiverFront Dynamic Unconstrained Income ETF(a)	98,864	2,450,285
		4,295,254

Equity (82.19%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	18,145	936,645
First Trust RiverFront Dynamic Developed International ETF(a)	97,892	5,438,879
First Trust RiverFront Dynamic Emerging Markets ETF(a)	39,545	2,219,265
First Trust RiverFront Dynamic Europe ETF(a)	27,124	1,546,068
RiverFront Dynamic US Dividend Advantage ETF(a)	116,065	3,565,076
RiverFront Dynamic US Flex-Cap ETF(a)	311,684	10,263,754
		23,969,687

TOTAL EXCHANGE TRADED FUNDS
(Cost $29,836,350)		28,264,941

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.83%)
Money Market Fund (2.83%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	826,653	826,653

TOTAL MONEY MARKET FUND			826,653

TOTAL SHORT-TERM INVESTMENTS
(Cost $826,653)			826,653

TOTAL INVESTMENTS (99.75%)
(Cost $30,663,003)			$29,091,594

Other Assets In Excess Of Liabilities (0.25%)			71,873

NET ASSETS (100.00%)			$29,163,467

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 114 | October 31, 2018

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.37%)
Debt (25.62%)
RiverFront Dynamic Core Income ETF(a)	532,911	$12,552,719
RiverFront Dynamic Unconstrained Income ETF(a)	361,253	8,953,439
		21,506,158

Equity (72.75%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	44,878	2,316,602
First Trust RiverFront Dynamic Developed International ETF(a)	262,527	14,586,000
First Trust RiverFront Dynamic Emerging Markets ETF(a)	72,759	4,083,235
First Trust RiverFront Dynamic Europe ETF(a)	87,167	4,968,519
RiverFront Dynamic US Dividend Advantage ETF(a)	603,647	18,541,742
RiverFront Dynamic US Flex-Cap ETF(a)	503,078	16,566,359
		61,062,457

TOTAL EXCHANGE TRADED FUNDS
(Cost $86,893,542)		82,568,615

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.75%)
Money Market Fund (1.75%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	1,464,145	1,464,145

TOTAL MONEY MARKET FUND			1,464,145

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,464,145)			1,464,145

TOTAL INVESTMENTS (100.12%)
(Cost $88,357,687)			$84,032,760

Liabilities In Excess Of Other Assets (-0.12%)			(98,187)

NET ASSETS (100.00%)			$83,934,573

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 115 | October 31, 2018

RiverFront Asset Allocation Moderate

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.81%)
Debt (44.50%)
RiverFront Dynamic Core Income ETF(a)	1,182,155	$27,845,661
RiverFront Dynamic Unconstrained Income ETF(a)	263,876	6,540,008
		34,385,669

Equity (54.31%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	13,443	693,928
First Trust RiverFront Dynamic Developed International ETF(a)	85,826	4,768,492
First Trust RiverFront Dynamic Europe ETF(a)	6,116	348,612
RiverFront Dynamic US Dividend Advantage ETF(a)	690,191	21,200,045
RiverFront Dynamic US Flex-Cap ETF(a)	454,234	14,957,926
		41,969,003

TOTAL EXCHANGE TRADED FUNDS
(Cost $78,914,152)		76,354,672

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.52%)
Money Market Fund (1.52%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	1,175,734	1,175,734

TOTAL MONEY MARKET FUND			1,175,734

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,175,734)			1,175,734

TOTAL INVESTMENTS (100.33%)
(Cost $80,089,886)			$77,530,406

Liabilities In Excess Of Other Assets (-0.33%)			(256,356)

NET ASSETS (100.00%)			$77,274,050

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 116 | October 31, 2018

RiverFront Asset Allocation Income & Growth

Statement of Investments	October 31, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.86%)
Debt (67.88%)
RiverFront Dynamic Core Income ETF(a)	244,739	$5,764,827
RiverFront Dynamic Unconstrained Income ETF(a)	33,553	831,591
		6,596,418

Equity (30.98%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	1,670	86,205
First Trust RiverFront Dynamic Developed International ETF(a)	4,561	253,409
First Trust RiverFront Dynamic Europe ETF(a)	647	36,879
RiverFront Dynamic US Dividend Advantage ETF(a)	58,571	1,799,079
RiverFront Dynamic US Flex-Cap ETF(a)	25,365	835,270
		3,010,842

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,892,542)		9,607,260

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.78%)
Money Market Fund (1.78%)
State Street Institutional Treasury Plus Money Market Fund	2.109%	172,559	172,559

TOTAL MONEY MARKET FUND			172,559

TOTAL SHORT-TERM INVESTMENTS
(Cost $172,559)			172,559

TOTAL INVESTMENTS (100.64%)
(Cost $10,065,101)			$9,779,819

Liabilities In Excess Of Other Assets (-0.64%)			(61,927)

NET ASSETS (100.00%)			$9,717,892

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

 117 | October 31, 2018

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2018

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
ASSETS
Investments, at value	$682,600	$826,653	$1,464,145	$1,175,734	$172,559
Investments in affiliates, at value	46,663,351	28,264,941	82,568,615	76,354,672	9,607,260
Receivable for investments sold	–	–	613	–	–
Receivable for shares sold	7,020	95,871	79,228	–	–
Dividends and interest receivable	1,293	984	4,340	2,192	378
Total Assets	47,354,264	29,188,449	84,116,941	77,532,598	9,780,197
LIABILITIES
Payable for shares redeemed	34,380	2,300	123,782	186,454	53,068
Unitary administrative fees payable	21,559	12,889	36,287	34,261	4,215
Distribution and services fees payable	9,060	9,793	22,299	37,833	5,022
Total Liabilities	64,999	24,982	182,368	258,548	62,305
NET ASSETS	$47,289,265	$29,163,467	$83,934,573	$77,274,050	$9,717,892
NET ASSETS CONSIST OF
Paid-in capital	$40,967,130	$25,712,632	$77,973,225	$69,946,687	$9,374,110
Total distributable earnings	6,322,135	3,450,835	5,961,348	7,327,363	343,782
NET ASSETS	$47,289,265	$29,163,467	$83,934,573	$77,274,050	$9,717,892
INVESTMENTS, AT COST	$682,600	$826,653	$1,464,145	$1,175,734	$172,559
INVESTMENTS IN AFFILIATES, AT COST	$49,891,126	$29,836,350	$86,893,542	$78,914,152	$9,892,542

See Notes to Financial Statements.

 118 | October 31, 2018

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2018

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.59	$13.20	$13.37	$11.54	$10.67
Net Assets	$4,490,700	$6,077,218	$9,062,475	$8,244,483	$169,568
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	307,761	460,525	678,059	714,626	15,887
Class A:
Net Asset Value, offering and redemption price per share	$14.51	$13.20	$13.36	$11.53	$10.66
Net Assets	$8,873	$9,058	$12,520	$9,489	$9,692
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	612	686	937	823	909
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$15.35	$13.97	$14.14	$12.20	$11.28
Class C:
Net Asset Value, offering and redemption price per share(a)	$14.01	$12.71	$13.03	$11.39	$10.53
Net Assets	$8,596,509	$9,738,383	$23,110,764	$40,791,670	$5,689,047
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	613,677	766,099	1,774,105	3,580,607	540,307
Class I:
Net Asset Value, offering and redemption price per share	$14.78	$13.05	$13.31	$11.54	$10.50
Net Assets	$12,700,860	$13,338,808	$51,748,814	$28,228,408	$3,849,585
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	859,388	1,022,062	3,886,627	2,446,037	366,700
Investor Class II:
Net Asset Value, offering and redemption price per share	$14.50	N/A	N/A	N/A	N/A
Net Assets	$2,042,829	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	140,897	N/A	N/A	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$14.76	N/A	N/A	N/A	N/A
Net Assets	$19,449,494	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,318,108	N/A	N/A	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

 119 | October 31, 2018

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2018

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
INVESTMENT INCOME
Dividends	$526,015	$284,632	$723,993	$869,401	$115,952
Dividends from affiliated securities	791,033	482,612	1,281,643	1,346,122	176,559
Total Investment Income	1,317,048	767,244	2,005,636	2,215,523	292,511

EXPENSES
Investment advisory fees	169,822	93,008	221,717	260,937	31,046
Administrative fees	20,690	11,546	26,948	31,596	4,018
Unitary administrative fees	94,140	54,560	136,917	144,369	17,569
Transfer agency fees	2,163	1,845	3,036	4,348	526
Distribution and service fees
Investor Class(a)	17,934	18,177	31,999	27,857	2,131
Class A(b)	10	10	11	10	10
Class C	100,846	111,633	258,628	473,914	64,158
Investor Class II(c)	7,558	–	–	–	–
Professional fees	6,806	3,680	8,709	10,970	1,286
Reports to shareholders and printing fees	6,971	3,299	5,347	3,485	6,386
State registration fees	57,196	30,828	37,675	31,319	34,737
Insurance fees	411	220	521	742	77
Custody fees	1,634	1,541	2,395	5,689	1,157
Trustees' fees and expenses	1,036	566	1,352	1,529	190
Miscellaneous expenses	5,573	3,760	4,964	5,061	3,163
Total Expenses	492,790	334,673	740,219	1,001,826	166,454
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class(a)	(12,756)	(11,537)	(14,101)	(10,646)	(4,920)
Class C	(15,886)	(17,819)	(25,725)	(42,421)	(30,176)
Class I	(21,586)	(22,435)	(38,044)	(26,408)	(14,656)
Investor Class II(c)	(5,132)	–	–	–	–
Class L	(37,117)	–	–	–	–
Net Expenses	400,313	282,882	662,349	922,351	116,702
Net Investment Income	916,735	484,362	1,343,287	1,293,172	175,809
Net realized gain on investments	12,646,135	6,547,709	13,840,131	12,741,420	814,332
Net realized loss on investments - affiliated securities	(1,711,658)	(822,925)	(1,790,862)	(1,000,813)	(87,233)
Net realized gain	10,934,477	5,724,784	12,049,269	11,740,607	727,099
Net change in unrealized depreciation on investments	(11,680,144)	(6,108,864)	(12,792,663)	(11,299,184)	(796,074)
Net change in unrealized depreciation on investments - affiliated securities	(3,227,775)	(1,596,456)	(4,457,535)	(2,786,149)	(311,542)
Net change in unrealized depreciation	(14,907,919)	(7,705,320)	(17,250,198)	(14,085,333)	(1,107,616)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,973,442)	(1,980,536)	(5,200,929)	(2,344,726)	(380,517)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,056,707)	$(1,496,174)	$(3,857,642)	$(1,051,554)	$(204,708)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.
(c)	Prior to December 1, 2017, Investor Class II was known as Investor Class.

See Notes to Financial Statements.

 120 | October 31, 2018

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$916,735	$628,235
Net realized gain	10,934,477	2,808,836
Net change in unrealized appreciation/(depreciation)	(14,907,919)	8,317,596
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,056,707)	11,754,667
TOTAL DISTRIBUTIONS(b)
From distributable earnings
Investor Class(c)	(337,109)	(128,429)
Class C	(422,163)	(142,083)
Class I	(552,595)	(138,482)
Investor Class II(d)	(134,600)	(307,313)
Class L	(999,039)	(59,987)
Net Decrease in Net Assets from Distributions	(2,445,506)	(776,294)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(c)	316,046	2,063,170
Class A(e)	10,000	–
Class C	1,137,491	1,240,140
Class I	4,319,752	5,495,281
Investor Class II(d)	35,666	153,063
Class L	2,000,911	3,049,507
Dividends reinvested
Investor Class(c)	332,210	124,903
Class C	403,730	134,666
Class I	513,505	127,093
Investor Class II(d)	115,441	51,574
Class L	994,742	302,845
Shares redeemed
Investor Class(c)	(4,556,621)	(4,592,296)
Class C	(2,272,781)	(4,327,525)
Class I	(4,539,710)	(4,213,503)
Investor Class II(d)	(1,316,015)	(2,120,267)
Class L	(6,678,837)	(4,915,621)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(9,184,470)	(7,426,970)
Net increase/(decrease) in net assets	(14,686,684)	3,551,403
NET ASSETS
Beginning of year	61,975,949	58,424,546
End of year	$47,289,265	$61,975,949 (f)

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $776,294, and Net Realized Gains $–.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(e)	Class A commenced operations on June 12, 2018.
(f)	For the prior year ended October 31, 2017, included accumulated net investment income of $366,067.

See Notes to Financial Statements.

 121 | October 31, 2018

RiverFront Asset Allocation Growth

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$484,362	$329,943
Net realized gain	5,724,784	1,681,636
Net change in unrealized appreciation/(depreciation)	(7,705,320)	4,208,911
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,496,174)	6,220,490
TOTAL DISTRIBUTIONS(b)
From distributable earnings
Investor Class(c)	(119,251)	(90,298)
Class C	(182,204)	(183,505)
Class I	(253,902)	(208,594)
Net Decrease in Net Assets from Distributions	(555,357)	(482,397)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(c)	1,400,966	1,515,630
Class A(d)	10,000	–
Class C	1,468,934	820,360
Class I	3,059,739	2,726,015
Dividends reinvested
Investor Class(c)	116,807	86,952
Class C	170,811	168,018
Class I	249,708	203,096
Shares redeemed
Investor Class(c)	(2,495,195)	(1,801,890)
Class C	(2,497,171)	(6,423,546)
Class I	(4,188,509)	(4,514,866)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,703,910)	(7,220,231)
Net decrease in net assets	(4,755,441)	(1,482,138)
NET ASSETS
Beginning of year	33,918,908	35,401,046
End of year	$29,163,467	$33,918,908 (e)

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $482,397, and Net Realized Gains $–.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Class A commenced operations on June 12, 2018.
(e)	For the prior year ended October 31, 2017, included accumulated net investment income of $168,257.

See Notes to Financial Statements.

 122 | October 31, 2018

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$1,343,287	$841,529
Net realized gain	12,049,269	3,867,027
Net change in unrealized appreciation/(depreciation)	(17,250,198)	8,391,568
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,857,642)	13,100,124
TOTAL DISTRIBUTIONS(b)
From distributable earnings
Investor Class(c)	(498,424)	(226,123)
Class A(d)	(117)	–
Class C	(898,485)	(246,391)
Class I	(1,659,656)	(416,860)
Net Decrease in Net Assets from Distributions	(3,056,682)	(889,374)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(c)	1,153,407	2,098,660
Class A(d)	13,540	–
Class C	3,149,024	2,376,050
Class I	30,676,562	7,915,259
Dividends reinvested
Investor Class(c)	473,791	214,625
Class A(d)	117	–
Class C	853,722	225,203
Class I	1,565,562	377,119
Shares redeemed
Investor Class(c)	(10,902,547)	(6,388,976)
Class C	(5,371,606)	(12,784,214)
Class I	(9,883,640)	(8,400,004)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	11,727,932	(14,366,278)
Net increase/(decrease) in net assets	4,813,609	(2,155,528)
NET ASSETS
Beginning of year	79,120,964	81,276,492
End of year	$83,934,573	$79,120,964 (e)

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $889,374, and Net Realized Gains $–.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Class A commenced operations on June 12, 2018.
(e)	For the prior year ended October 31, 2017, included accumulated net investment income of $15,982.

See Notes to Financial Statements.

 123 | October 31, 2018

RiverFront Asset Allocation Moderate

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$1,293,172	$1,408,898
Net realized gain	11,740,607	6,979,792
Net change in unrealized appreciation/(depreciation)	(14,085,333)	5,632,698
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,051,554)	14,021,388
TOTAL DISTRIBUTIONS(b)
From distributable earnings
Investor Class(c)	(777,381)	(272,881)
Class A(d)	(101)	–
Class C	(2,844,467)	(509,175)
Class I	(2,005,140)	(667,961)
Net Decrease in Net Assets from Distributions	(5,627,089)	(1,450,017)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(c)	319,224	1,502,648
Class A(d)	10,000	–
Class C	1,962,397	2,821,593
Class I	7,717,359	8,441,309
Dividends reinvested
Investor Class(c)	716,488	237,474
Class A(d)	101	–
Class C	2,501,493	425,136
Class I	1,872,861	549,599
Shares redeemed
Investor Class(c)	(5,355,419)	(13,140,898)
Class C	(11,310,667)	(21,454,023)
Class I	(9,936,285)	(25,714,569)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(11,502,448)	(46,331,731)
Net decrease in net assets	(18,181,091)	(33,760,360)
NET ASSETS
Beginning of year	95,455,141	129,215,501
End of year	$77,274,050	$95,455,141 (e)

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $1,450,017, and Net Realized Gains $–.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Class A commenced operations on June 12, 2018.
(e)	For the prior year ended October 31, 2017, included accumulated net investment income of $151,684.

See Notes to Financial Statements.

 124 | October 31, 2018

RiverFront Asset Allocation Income & Growth

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS
Net investment income	$175,809	$122,419
Net realized gain	727,099	456,194
Net change in unrealized appreciation/(depreciation)	(1,107,616)	344,786
Net Increase/(Decrease) in Net Assets Resulting from Operations	(204,708)	923,399
TOTAL DISTRIBUTIONS(b)
From distributable earnings
Investor Class(c)	(33,467)	(8,438)
Class A(d)	(107)	–
Class C	(195,462)	(85,999)
Class I	(129,870)	(32,538)
Net Decrease in Net Assets from Distributions	(358,906)	(126,975)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(c)	85,248	665,209
Class A(d)	10,000	–
Class C	546,309	1,197,684
Class I	1,943,290	936,031
Dividends reinvested
Investor Class(c)	33,226	7,848
Class A(d)	107	–
Class C	166,582	68,273
Class I	121,619	29,171
Shares redeemed
Investor Class(c)	(1,057,036)	(629,479)
Class C	(1,922,324)	(6,175,398)
Class I	(794,641)	(597,368)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(867,620)	(4,498,029)
Net decrease in net assets	(1,431,234)	(3,701,605)
NET ASSETS
Beginning of year	11,149,126	14,850,731
End of year	$9,717,892	$11,149,126 (e)

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	For the prior year ended October 31, 2017, Total Distributions consisted of Net Investment Income $126,975, and Net Realized Gains $–.
(c)	Prior to December 1, 2017, Investor Class was known as Class A.
(d)	Class A commenced operations on June 12, 2018.
(e)	For the prior year ended October 31, 2017, included accumulated net investment income of $14,179.

See Notes to Financial Statements.

 125 | October 31, 2018

RiverFront Asset Allocation Aggressive – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.27		$13.54	$13.95	$15.44	$15.26		$14.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.25		0.16	0.23	0.24	0.08		0.12
Net realized and unrealized gain/(loss)	(1.27)		2.76	(0.31)	(0.04)	0.10		1.88
Total from investment operations	(1.02)		2.92	(0.08)	0.20	0.18		2.00
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)	(0.20)	(0.25)	–		(0.12)
From net realized gains	(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(0.66)		(0.19)	(0.33)	(1.69)	–		(1.63)
Net increase/(decrease) in net asset value	(1.68)		2.73	(0.41)	(1.49)	0.18		0.37
Net asset value, end of year	$14.59		$16.27	$13.54	$13.95	$15.44		$15.26
TOTAL RETURN(e)	(6.62)%		21.81%	(0.57)%	1.34%	1.18%		13.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,491		$8,935	$9,618	$18,308	$16,694		$16,440
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.93%		1.45%	1.40%	1.38%	1.38	%(f)	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.56%		1.09%	1.77%	1.67%	1.08	%(f)	0.76%
Portfolio turnover rate(h)	200%		60%	113%	71%	48%		85%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 126 | October 31, 2018

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16
Net realized and unrealized loss	(2.00)
Total from investment operations	(1.84)

Net (decrease) in net asset value	(1.84)
Net asset value, end of year	$14.51
TOTAL RETURN(b)	(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.66	%(c)
Portfolio turnover rate(d)	200%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 127 | October 31, 2018

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$15.73		$13.18	$13.67	$15.19	$15.07		$14.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.04	0.12	0.13	0.03		0.01
Net realized and unrealized gain/(loss)	(1.20)		2.68	(0.30)	(0.04)	0.09		1.86
Total from investment operations	(1.08)		2.72	(0.18)	0.09	0.12		1.87
DISTRIBUTIONS:
From net investment income	(0.19)		(0.17)	(0.18)	(0.17)	–		(0.05)
From net realized gains	(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(0.64)		(0.17)	(0.31)	(1.61)	–		(1.56)
Net increase/(decrease) in net asset value	(1.72)		2.55	(0.49)	(1.52)	0.12		0.31
Net asset value, end of year	$14.01		$15.73	$13.18	$13.67	$15.19		$15.07
TOTAL RETURN(d)	(7.24)%		20.87%	(1.31)%	0.59%	0.80%		12.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,597		$10,408	$11,447	$12,908	$11,420		$11,511
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.63%		2.20%	2.16%	2.13%	2.13	%(e)	2.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.80%		0.29%	0.92%	0.88%	0.38	%(e)	0.07%
Portfolio turnover rate(g)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 128 | October 31, 2018

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.43		$13.65	$14.03	$15.52	$15.32		$14.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.29		0.19	0.26	0.26	0.10		0.17
Net realized and unrealized gain/(loss)	(1.27)		2.78	(0.30)	(0.03)	0.10		1.89
Total from investment operations	(0.98)		2.97	(0.04)	0.23	0.20		2.06
DISTRIBUTIONS:
From net investment income	(0.22)		(0.19)	(0.21)	(0.28)	–		(0.15)
From net realized gains	(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(0.67)		(0.19)	(0.34)	(1.72)	–		(1.66)
Net increase/(decrease) in net asset value	(1.65)		2.78	(0.38)	(1.49)	0.20		0.40
Net asset value, end of year	$14.78		$16.43	$13.65	$14.03	$15.52		$15.32
TOTAL RETURN(d)	(6.33)%		22.05%	(0.31)%	1.51%	1.31%		14.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,701		$13,873	$10,140	$16,412	$13,343		$11,845
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.62%		1.20%	1.15%	1.29%	1.36	%(e)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.46	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.79%		1.29%	1.98%	1.77%	1.32	%(e)	1.13%
Portfolio turnover rate(g)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 129 | October 31, 2018

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.18		$13.47	$13.87	$15.37	$15.19		$14.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.25		0.15	0.23	0.26	0.09		0.13
Net realized and unrealized gain/(loss)	(1.27)		2.75	(0.30)	(0.07)	0.09		1.87
Total from investment operations	(1.02)		2.90	(0.07)	0.19	0.18		2.00
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)	(0.20)	(0.25)	–		(0.12)
From net realized gains	(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(0.66)		(0.19)	(0.33)	(1.69)	–		(1.63)
Net increase/(decrease) in net asset value	(1.68)		2.71	(0.40)	(1.50)	0.18		0.37
Net asset value, end of year	$14.50		$16.18	$13.47	$13.87	$15.37		$15.19
TOTAL RETURN(e)	(6.66)%		21.77%	(0.51)%	1.28%	1.18%		13.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,043		$3,451	$4,667	$6,924	$7,762		$8,361
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.91%		1.45%	1.40%	1.38%	1.38	%(f)	1.41%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.58%		1.04%	1.75%	1.78%	1.14	%(f)	0.85%
Portfolio turnover rate(h)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 130 | October 31, 2018

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$16.41		$13.63	$14.01	$15.49	$15.29		$14.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.30		0.19	0.25	0.27	0.11		0.17
Net realized and unrealized gain/(loss)	(1.28)		2.78	(0.29)	(0.03)	0.09		1.88
Total from investment operations	(0.98)		2.97	(0.04)	0.24	0.20		2.05
DISTRIBUTIONS:
From net investment income	(0.22)		(0.19)	(0.21)	(0.28)	–		(0.15)
From net realized gains	(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(0.67)		(0.19)	(0.34)	(1.72)	–		(1.66)
Net increase/(decrease) in net asset value	(1.65)		2.78	(0.38)	(1.48)	0.20		0.39
Net asset value, end of year	$14.76		$16.41	$13.63	$14.01	$15.49		$15.29
TOTAL RETURN(d)	(6.34)%		22.08%	(0.31)%	1.59%	1.31%		13.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,449		$25,309	$22,552	$26,109	$24,400		$25,092
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.63%		1.20%	1.16%	1.04%	1.02	%(e)	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.82%		1.27%	1.90%	1.86%	1.37	%(e)	1.11%
Portfolio turnover rate(g)	200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 131 | October 31, 2018

RiverFront Asset Allocation Growth – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.12		$11.91	$12.20	$13.14	$12.97		$11.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.23		0.15	0.21	0.22	0.08		0.10
Net realized and unrealized gain/(loss)	(0.91)		2.23	(0.32)	(0.06)	0.09		1.36
Total from investment operations	(0.68)		2.38	(0.11)	0.16	0.17		1.46
DISTRIBUTIONS:
From net investment income	(0.16)		(0.17)	(0.14)	(0.21)	–		(0.09)
From net realized gains	(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(0.24)		(0.17)	(0.18)	(1.10)	–		(0.42)
Net increase/(decrease) in net asset value	(0.92)		2.21	(0.29)	(0.94)	0.17		1.04
Net asset value, end of year	$13.20		$14.12	$11.91	$12.20	$13.14		$12.97
TOTAL RETURN(e)	(4.93)%		20.22%	(0.88)%	1.23%	1.31%		12.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,077		$7,452	$6,467	$8,456	$8,372		$9,098
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.87%		1.52%	1.45%	1.43%	1.50	%(f)	1.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.72	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.62%		1.14%	1.78%	1.71%	1.21	%(f)	0.83%
Portfolio turnover rate(h)	210%		56%	124%	71%	47%		95%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 132 | October 31, 2018

RiverFront Asset Allocation Growth – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(1.52)
Total from investment operations	(1.37)

Net (decrease) in net asset value	(1.37)
Net asset value, end of year	$13.20
TOTAL RETURN(b)	(9.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.68	%(c)
Portfolio turnover rate(d)	210%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 133 | October 31, 2018

RiverFront Asset Allocation Growth – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.69		$11.62	$11.98	$12.95	$12.83		$11.84
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.05	0.11	0.12	0.03		0.01
Net realized and unrealized gain/(loss)	(0.88)		2.17	(0.31)	(0.06)	0.09		1.34
Total from investment operations	(0.76)		2.22	(0.20)	0.06	0.12		1.35
DISTRIBUTIONS:
From net investment income	(0.14)		(0.15)	(0.12)	(0.14)	–		(0.03)
From net realized gains	(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(0.22)		(0.15)	(0.16)	(1.03)	–		(0.36)
Net increase/(decrease) in net asset value	(0.98)		2.07	(0.36)	(0.97)	0.12		0.99
Net asset value, end of year	$12.71		$13.69	$11.62	$11.98	$12.95		$12.83
TOTAL RETURN(d)	(5.66)%		19.36%	(1.61)%	0.46%	0.94%		11.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,738		$11,341	$14,694	$17,089	$14,758		$14,624
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.63%		2.26%	2.20%	2.18%	2.25	%(e)	2.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.88%		0.42%	0.95%	0.94%	0.40	%(e)	0.05%
Portfolio turnover rate(g)	210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 134 | October 31, 2018

RiverFront Asset Allocation Growth – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.94		$11.73	$11.99	$12.92	$12.75		$11.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.26		0.18	0.22	0.22	0.09		0.13
Net realized and unrealized gain/(loss)	(0.91)		2.20	(0.30)	(0.04)	0.08		1.34
Total from investment operations	(0.65)		2.38	(0.08)	0.18	0.17		1.47
DISTRIBUTIONS:
From net investment income	(0.16)		(0.17)	(0.14)	(0.22)	–		(0.11)
From net realized gains	(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(0.24)		(0.17)	(0.18)	(1.11)	–		(0.44)
Net increase/(decrease) in net asset value	(0.89)		2.21	(0.26)	(0.93)	0.17		1.03
Net asset value, end of year	$13.05		$13.94	$11.73	$11.99	$12.92		$12.75
TOTAL RETURN(d)	(4.74)%		20.58%	(0.60)%	1.49%	1.33%		12.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,339		$15,126	$14,240	$18,739	$12,895		$10,521
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.62%		1.27%	1.20%	1.18%	1.26	%(e)	1.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.87%		1.39%	1.94%	1.83%	1.41	%(e)	1.07%
Portfolio turnover rate(g)	210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 135 | October 31, 2018

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.48		$12.38	$12.63		$13.10	$12.97		$12.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.25		0.17	0.21		0.25	0.09		0.17
Net realized and unrealized gain/(loss)	(0.80)		2.09	(0.00	)(e)	(0.04)	0.13		1.17
Total from investment operations	(0.55)		2.26	0.21		0.21	0.22		1.34
DISTRIBUTIONS:
From net investment income	(0.24)		(0.16)	(0.21)		(0.22)	(0.09)		(0.17)
From net realized gains	(0.32)		–	(0.25)		(0.46)	–		(0.44)
Total distributions	(0.56)		(0.16)	(0.46)		(0.68)	(0.09)		(0.61)
Net increase/(decrease) in net asset value	(1.11)		2.10	(0.25)		(0.47)	0.13		0.73
Net asset value, end of year	$13.37		$14.48	$12.38		$12.63	$13.10		$12.97
TOTAL RETURN(f)	(4.03)%		18.37%	1.80%		1.64%	1.66%		11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,062		$19,123	$20,227		$19,769	$17,275		$15,374
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.85%		1.37%	1.35%		1.35%	1.39	%(g)	1.42%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74	%(h)	1.15%	1.15%		1.15%	1.15	%(g)	1.15%
Ratio of net investment income to average net assets	1.70%		1.24%	1.74%		1.98%	1.33	%(g)	1.38%
Portfolio turnover rate(i)	224%		63%	129%		75%	45%		99%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 136 | October 31, 2018

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(1.34)
Total from investment operations	(1.19)

DISTRIBUTIONS:
From net investment income	(0.15)
Total distributions	(0.15)

Net (decrease) in net asset value	(1.34)
Net asset value, end of year	$13.36
TOTAL RETURN(b)	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.65	%(c)
Portfolio turnover rate(d)	224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 137 | October 31, 2018

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.16		$12.15	$12.44	$12.97	$12.84		$12.13
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.14		0.07	0.13	0.15	0.04		0.08
Net realized and unrealized gain/(loss)	(0.78)		2.05	(0.02)	(0.04)	0.13		1.15
Total from investment operations	(0.64)		2.12	0.11	0.11	0.17		1.23
DISTRIBUTIONS:
From net investment income	(0.17)		(0.11)	(0.15)	(0.18)	(0.04)		(0.08)
From net realized gains	(0.32)		–	(0.25)	(0.46)	–		(0.44)
Total distributions	(0.49)		(0.11)	(0.40)	(0.64)	(0.04)		(0.52)
Net increase/(decrease) in net asset value	(1.13)		2.01	(0.29)	(0.53)	0.13		0.71
Net asset value, end of year	$13.03		$14.16	$12.15	$12.44	$12.97		$12.84
TOTAL RETURN(d)	(4.74)%		17.53%	0.97%	0.86%	1.30%		10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$23,111		$26,514	$32,217	$34,766	$30,170		$25,787
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.57%		2.12%	2.10%	2.10%	2.15	%(e)	2.18%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.01%		0.51%	1.08%	1.18%	0.60	%(e)	0.61%
Portfolio turnover rate(g)	224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 138 | October 31, 2018

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.42		$12.31	$12.56	$13.02	$12.88		$12.16
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.29		0.20	0.25	0.28	0.10		0.20
Net realized and unrealized gain/(loss)	(0.82)		2.09	(0.01)	(0.05)	0.14		1.16
Total from investment operations	(0.53)		2.29	0.24	0.23	0.24		1.36
DISTRIBUTIONS:
From net investment income	(0.26)		(0.18)	(0.24)	(0.23)	(0.10)		(0.20)
From net realized gains	(0.32)		–	(0.25)	(0.46)	–		(0.44)
Total distributions	(0.58)		(0.18)	(0.49)	(0.69)	(0.10)		(0.64)
Net increase/(decrease) in net asset value	(1.11)		2.11	(0.25)	(0.46)	0.14		0.72
Net asset value, end of year	$13.31		$14.42	$12.31	$12.56	$13.02		$12.88
TOTAL RETURN(d)	(3.88)%		18.75%	2.01%	1.83%	1.88%		11.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$51,749		$33,484	$28,833	$22,780	$20,997		$18,254
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.53%		1.12%	1.10%	1.10%	1.15	%(e)	1.17%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.44	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.04%		1.50%	2.06%	2.21%	1.57	%(e)	1.61%
Portfolio turnover rate(g)	224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 139 | October 31, 2018

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.47		$11.22	$11.48	$12.15	$11.99		$11.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.22		0.18	0.21	0.23	0.09		0.16
Net realized and unrealized gain/(loss)	(0.36)		1.23	(0.01)	(0.06)	0.16		0.89
Total from investment operations	(0.14)		1.41	0.20	0.17	0.25		1.05
DISTRIBUTIONS:
From net investment income	(0.22)		(0.16)	(0.21)	(0.20)	(0.09)		(0.16)
From net realized gains	(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(0.79)		(0.16)	(0.46)	(0.84)	(0.09)		(0.72)
Net increase/(decrease) in net asset value	(0.93)		1.25	(0.26)	(0.67)	0.16		0.33
Net asset value, end of year	$11.54		$12.47	$11.22	$11.48	$12.15		$11.99
TOTAL RETURN(e)	(1.32)%		12.67%	1.81%	1.33%	2.12%		9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,244		$13,311	$22,679	$24,402	$27,598		$31,033
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.84%		1.33%	1.31%	1.30%	1.31	%(f)	1.32%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.78%		1.49%	1.87%	1.97%	1.54	%(f)	1.35%
Portfolio turnover rate(h)	209%		56%	132%	110%	42%		98%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 140 | October 31, 2018

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized loss	(0.74)
Total from investment operations	(0.63)

DISTRIBUTIONS:
From net investment income	(0.12)
Total distributions	(0.12)

Net (decrease) in net asset value	(0.75)
Net asset value, end of year	$11.53
TOTAL RETURN(b)	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.44	%(c)
Portfolio turnover rate(d)	209%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 141 | October 31, 2018

RiverFront Asset Allocation Moderate – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.34		$11.12	$11.39	$12.10	$11.94		$11.62
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.12		0.08	0.13	0.13	0.05		0.07
Net realized and unrealized gain/(loss)	(0.36)		1.24	(0.02)	(0.06)	0.16		0.89
Total from investment operations	(0.24)		1.32	0.11	0.07	0.21		0.96
DISTRIBUTIONS:
From net investment income	(0.14)		(0.10)	(0.13)	(0.14)	(0.05)		(0.08)
From net realized gains	(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(0.71)		(0.10)	(0.38)	(0.78)	(0.05)		(0.64)
Net increase/(decrease) in net asset value	(0.95)		1.22	(0.27)	(0.71)	0.16		0.32
Net asset value, end of year	$11.39		$12.34	$11.12	$11.39	$12.10		$11.94
TOTAL RETURN(d)	(2.16)%		11.94%	1.03%	0.52%	1.75%		8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$40,792		$51,231	$63,480	$70,771	$66,445		$63,031
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%		2.08%	2.06%	2.05%	2.07	%(e)	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.03%		0.70%	1.14%	1.14%	0.77	%(e)	0.59%
Portfolio turnover rate(g)	209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 142 | October 31, 2018

RiverFront Asset Allocation Moderate – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.48		$11.21	$11.47	$12.14	$11.98		$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.25		0.20	0.24	0.25	0.11		0.19
Net realized and unrealized gain/(loss)	(0.37)		1.25	(0.01)	(0.06)	0.16		0.89
Total from investment operations	(0.12)		1.45	0.23	0.19	0.27		1.08
DISTRIBUTIONS:
From net investment income	(0.25)		(0.18)	(0.24)	(0.22)	(0.11)		(0.19)
From net realized gains	(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(0.82)		(0.18)	(0.49)	(0.86)	(0.11)		(0.75)
Net increase/(decrease) in net asset value	(0.94)		1.27	(0.26)	(0.67)	0.16		0.33
Net asset value, end of year	$11.54		$12.48	$11.21	$11.47	$12.14		$11.98
TOTAL RETURN(d)	(1.16)%		13.05%	2.05%	1.50%	2.25%		9.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$28,228		$30,913	$43,056	$46,350	$42,081		$37,832
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.56%		1.08%	1.06%	1.05%	1.07	%(e)	1.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.02%		1.71%	2.16%	2.16%	1.77	%(e)	1.59%
Portfolio turnover rate(g)	209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 143 | October 31, 2018

RiverFront Asset Allocation Income & Growth – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018 (a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.25		$10.53	$10.46	$10.86	$10.83		$10.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.22		0.16	0.18	0.18	0.07		0.13
Net realized and unrealized gain/(loss)	(0.41)		0.71	0.07	(0.14)	0.04		0.53
Total from investment operations	(0.19)		0.87	0.25	0.04	0.11		0.66

DISTRIBUTIONS:
From net investment income	(0.21)		(0.15)	(0.16)	(0.15)	(0.08)		(0.12)
From net realized gains	(0.18)		–	(0.02)	(0.29)	–		(0.19)
Total distributions	(0.39)		(0.15)	(0.18)	(0.44)	(0.08)		(0.31)

Net increase/(decrease) in net asset value	(0.58)		0.72	0.07	(0.40)	0.03		0.35
Net asset value, end of year	$10.67		$11.25	$10.53	$10.46	$10.86		$10.83
TOTAL RETURN(e)	(1.79)%		8.33%	2.47%	0.40%	0.98%		6.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$170		$1,133	$1,037	$1,038	$1,089		$1,101
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36%		1.98%	1.84%	2.06%	2.39	%(f)	2.94%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.98%		1.44%	1.68%	1.74%	1.22	%(f)	1.27%
Portfolio turnover rate(h)	219%		63%	137%	186%	34%		125%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 144 | October 31, 2018

RiverFront Asset Allocation Income & Growth – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period June 12,2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized loss	(0.45)
Total from investment operations	(0.34)

DISTRIBUTIONS:
From net investment income	(0.12)
Total distributions	(0.12)

Net (decrease) in net asset value	(0.46)
Net asset value, end of year	$10.66
TOTAL RETURN(b)	(3.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)
Ratio of net investment income to average net assets	2.64	%(c)
Portfolio turnover rate(d)	219%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 145 | October 31, 2018

RiverFront Asset Allocation Income & Growth – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018 (a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.12		$10.44	$10.37	$10.81	$10.77		$10.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.14		0.08	0.10	0.09	0.03		0.06
Net realized and unrealized gain/(loss)	(0.41)		0.69	0.08	(0.13)	0.04		0.51
Total from investment operations	(0.27)		0.77	0.18	(0.04)	0.07		0.57

DISTRIBUTIONS:
From net investment income	(0.14)		(0.09)	(0.09)	(0.11)	(0.03)		(0.12)
From net realized gains	(0.18)		–	(0.02)	(0.29)	–		(0.19)
Total distributions	(0.32)		(0.09)	(0.11)	(0.40)	(0.03)		(0.31)

Net increase/(decrease) in net asset value	(0.59)		0.68	0.07	(0.44)	0.04		0.26
Net asset value, end of year	$10.53		$11.12	$10.44	$10.37	$10.81		$10.77
TOTAL RETURN(d)	(2.48)%		7.42%	1.74%	(0.39)%	0.68%		5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,689		$7,234	$11,550	$8,610	$5,021		$4,106
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.95%		2.68%	2.60%	2.81%	3.14	%(e)	3.73%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.48	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.27%		0.77%	0.92%	0.88%	0.47	%(e)	0.53%
Portfolio turnover rate(g)	219%		63%	137%	186%	34%		125%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 146 | October 31, 2018

RiverFront Asset Allocation Income & Growth – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2018 (a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.08		$10.36	$10.30	$10.70	$10.66		$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25		0.18	0.19	0.19	0.07		0.15
Net realized and unrealized gain/(loss)	(0.41)		0.70	0.08	(0.13)	0.06		0.51
Total from investment operations	(0.16)		0.88	0.27	0.06	0.13		0.66

DISTRIBUTIONS:
From net investment income	(0.24)		(0.16)	(0.19)	(0.17)	(0.09)		(0.10)
From net realized gains	(0.18)		–	(0.02)	(0.29)	–		(0.19)
Total distributions	(0.42)		(0.16)	(0.21)	(0.46)	(0.09)		(0.29)

Net increase/(decrease) in net asset value	(0.58)		0.72	0.06	(0.40)	0.04		0.37
Net asset value, end of year	$10.50		$11.08	$10.36	$10.30	$10.70		$10.66
TOTAL RETURN(d)	(1.50)%		8.60%	2.66%	0.60%	1.19%		6.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,850		$2,783	$2,264	$2,171	$2,830		$1,381
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88%		1.71%	1.60%	1.80%	2.12	%(e)	2.66%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.45	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.27%		1.68%	1.90%	1.84%	1.34	%(e)	1.49%
Portfolio turnover rate(g)	219%		63%	137%	186%	34%		125%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

 147 | October 31, 2018

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 12 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive (Formerly RiverFront Global Growth Fund), RiverFront Asset Allocation Growth (Formerly RiverFront Global Allocation Fund), RiverFront Asset Allocation Growth & Income (Formerly RiverFront Dynamic Equity Income Fund), RiverFront Asset Allocation Moderate (Formerly RiverFront Moderate Growth & Income Fund), RiverFront Asset Allocation Income & Growth (Formerly RiverFront Conservative Income Builder Fund), ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, the RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation, the RiverFront Asset Allocation Growth seeks to provide high total investment return, the RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income, the RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital, and the RiverFront Asset Allocation Income & Growth seeks to provide current income and potential for that income to grow over time. Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive sought to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.The RiverFront Asset Allocation Growth sought to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Asset Allocation Growth & Income sought to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Asset Allocation Moderate had two primary investment objectives. It sought (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general while providing a growing stream of income over the years and (2) growth of capital. The RiverFront Asset Allocation Income & Growth sought to provide current income and potential for that income to grow over time. The ALPS | Smith Total Return Bond Fund capital seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2018, net assets of the CoreCommodity Fund were $705,623,239 of which $124,894,077 or 17.70%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

 148 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund. As of October 31, 2018, net assets of the Kotak Fund were $21,599,988 of which $13,964,218 or 64.65%, represented the Kotak Fund’s ownership of all issued shares and voting rights of the Subsidiary.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. However, due to recently enacted legislation the benefits of the Treaty have been reduced and some gains derived by the Portfolio due to the sale of securities will be subject to taxation in India. On April 1, 2017, the General Anti-Avoidance Rules (“GAAR”) which contain treaty override provisions were enacted. Capital gains on sale of shares acquired on or after April 1, 2017, are taxable in India as per the amended India - Mauritius treaty. The benefit of a lower rate of taxation (50% of the applicable tax rate in India) is provided for the gains on shares arising during the period from April 1, 2017 to March 31, 2019 subject to compliance with the Limitation of Benefit clause.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in nonexchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

 149 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2018:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$139,055,891	$–	$–	$139,055,891
Master Limited Partnerships(a)	1,217,068	–	–	1,217,068
Government Bonds	–	496,387,073	–	496,387,073
Total	$140,272,959	$496,387,073	$–	$636,660,032
Other Financial Instruments
Assets
Futures Contracts	$8,857,981	$–	$–	$8,857,981
Total Return Swap Contracts	–	1,070	–	1,070
Liabilities
Futures Contracts	(6,326,110)	–	–	(6,326,110)
Total	$2,531,871	$1,070	$–	$2,532,941

 150 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$2,156,646	$–	$2,156,646
Consumer Staples	–	1,843,836	–	1,843,836
Energy	–	1,466,297	–	1,466,297
Financials	–	6,722,685	–	6,722,685
Health Care	182,509	1,015,570	–	1,198,079
Industrials	179,077	1,918,299	–	2,097,376
Information Technology	–	2,933,319	–	2,933,319
Materials	–	2,248,956	–	2,248,956
Real Estate	–	170,566	–	170,566
Total	$361,586	$20,476,174	$–	$20,837,760

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$213,943	$–	$213,943
Corporate Bond	–	6,176,156	–	6,176,156
Government Bond	–	7,709,078	–	7,709,078
Mortgage-Backed Securities	–	49,235	–	49,235
Municipal Bond	–	35,184	–	35,184
Short Term Security	148,288	–	–	148,288
Total	$148,288	$14,183,596	$–	$14,331,884

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$2,135,008	$–	$2,135,008
Corporate Bond	–	4,018,389	–	4,018,389
Government Bond	–	4,510,811	–	4,510,811
Short Term Security	299,517	–	–	299,517
Total	$299,517	$10,664,208	$–	$10,963,725

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$12,795,723	$24,716,820	$–	$37,512,543
Common Stocks(a)	104,098,069	86,268,053	–	190,366,122
Short-Term Investments	3,629,019	–	–	3,629,019
Total	$120,522,811	$110,984,873	$–	$231,507,684

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$82,639,022	$–	$–	$82,639,022
Exchange Traded Funds	1,189,619	–	–	1,189,619
Short-Term Investments	41,054	–	–	41,054
Total	$83,869,695	$–	$–	$83,869,695

 151 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$3,270,762	$765,528	$–	$4,036,290
Consumer Discretionary	4,468,838	955,528	–	5,424,366
Financials	–	12,247,852	–	12,247,852
Health Care	–	1,007,625	–	1,007,625
Industrials	758,740	1,763,036	–	2,521,776
Materials	–	1,759,676	–	1,759,676
Technology	1,003,212	2,925,741	–	3,928,953
Short Term Security	2,727,948	–	–	2,727,948
Total	$12,229,500	$21,424,986	$–	$33,654,486
Other Financial Instruments Liabilities:
Total Return Swap Contracts	$–	$(130,616)	$–	$(130,616)
Total	$–	$(130,616)	$–	$(130,616)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$46,663,351	$–	$–	$46,663,351
Short-Term Investments	682,600	–	–	682,600
Total	$47,345,951	$–	$–	$47,345,951

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth
Exchange Traded Funds	$28,264,941	$–	$–	$28,264,941
Short-Term Investments	826,653	–	–	826,653
Total	$29,091,594	$–	$–	$29,091,594

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$82,568,615	$–	$–	$82,568,615
Short-Term Investments	1,464,145	–	–	1,464,145
Total	$84,032,760	$–	$–	$84,032,760

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$76,354,672	$–	$–	$76,354,672
Short-Term Investments	1,175,734	–	–	1,175,734
Total	$77,530,406	$–	$–	$77,530,406

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Income & Growth
Exchange Traded Funds	$9,607,260	$–	$–	$9,607,260
Short-Term Investments	172,559	–	–	172,559
Total	$9,779,819	$–	$–	$9,779,819

 152 | October 31, 2018

Notes to Financial Statements

October 31, 2018

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the RiverFront Asset Allocation Income & Growth, RiverFront Asset Allocation Growth & Income,RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Income & Growth, RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts - to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

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Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major

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energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

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Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2018 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the Fiscal Year Ended October 31, 2018 was $409,504,788. The average notional amount of the swap positions held in the Clough China Fund for the Fiscal Year Ended October 31, 2018 was $862,910.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

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When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the Fiscal Year Ended October 31, 2018 was $54,645,180.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the Fiscal Year Ended October 31, 2018:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$8,857,981	Unrealized depreciation on futures contracts(b)	$(6,326,110)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,070	Unrealized depreciation on total return swap contracts	N/A
Total		$8,859,051		$(6,326,110)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	N/A	Unrealized depreciation on total return swap contracts	$(130,616)
Total		N/A		$(130,616)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2018:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized depreciation on futures contracts	$5,493,863	$260,536
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	7,759,107	1,190
Total		$13,252,970	$261,726
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(774,756)	$(130,616)
Total		$(774,756)	$(130,616)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2018:

Offsetting of Derivatives Asset
October 31, 2018
				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$1,070	$–	$1,070	$(1,070)	$–	$–
Total	$1,070	$–	$1,070	$(1,070)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Offsetting of Derivatives Liability

October 31, 2018

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Clough China Fund
Total Return Swap Contracts	$130,616	$–	$130,616	$(130,616)	$–	$–
Total	$130,616	$–	$130,616	$(130,616)	$–	$–

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$13,217,549	$–	–
ALPS | Kotak India Growth Fund	–	883,873	–
ALPS | Smith Short Duration Bond Fund	68,617	–	–
ALPS | Smith Total Return Bond Fund	69,423	–	–
ALPS | Red Rocks Listed Private Equity Fund	19,472,820	6,561,622	–
ALPS | WMC Research Value Fund	2,768,412	4,591,672	–
Clough China Fund	225,398	–	–
RiverFront Asset Allocation Moderate	1,365,082	4,262,007	–
RiverFront Asset Allocation Aggressive	785,002	1,660,504	–
RiverFront Asset Allocation Growth	359,997	195,360	–
RiverFront Asset Allocation Growth & Income	1,298,807	1,757,875	–
RiverFront Asset Allocation Income & Growth	174,303	184,603	–

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2017 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$507,017	$–	–
ALPS | Kotak India Growth Fund	–	203,399	–
ALPS | Red Rocks Listed Private Equity Fund	3,499,952	–	–
ALPS | WMC Research Value Fund	153,642	2,752,711	–
Clough China Fund	103,112	–	–
RiverFront Asset Allocation Moderate	1,450,017	–	–
RiverFront Asset Allocation Aggressive	776,294	–	–
RiverFront Asset Allocation Growth	482,397	–	–
RiverFront Asset Allocation Growth & Income	889,374	–	–
RiverFront Asset Allocation Income & Growth	126,975	–	–

Components of Distributable Earnings on a Tax Basis: At October 31, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related

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controlled foreign corporations, securities redeemed in kind, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the fiscal year ended October 31, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(781,211)	$781,211
ALPS | Kotak India Growth Fund	(56,245)	56,245
ALPS | Red Rocks Listed Private Equity Fund	(81,120)	81,120
Clough China Fund	(346,222)	346,222
RiverFront Asset Allocation Moderate	1,785,075	(1,785,075)
RiverFront Asset Allocation Aggressive	1,798,601	(1,798,601)
RiverFront Asset Allocation Growth	890,413	(890,413)
RiverFront Asset Allocation Growth & Income	1,524,496	(1,524,496)
RiverFront Asset Allocation Income & Growth	97,897	(97,897)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | Kotak India Growth Fund	$56,245
Clough China Fund	346,222

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$18,125,978	$(49,999,981)	$–	$(9,619,351)	$(41,493,354)
ALPS | Kotak India Growth Fund	(140,491)	1,429,373	–	(96,326)	1,192,556
ALPS | Smith Short Duration Bond Fund	13,400	–	–	(36,968)	(23,568)
ALPS | Smith Total Return Bond Fund	41,012	–	–	(67,930)	(26,918)
ALPS | Red Rocks Listed Private Equity Fund	2,066,828	7,073,196	–	12,968,575	22,108,599
ALPS | WMC Research Value Fund	2,080,941	5,378,221	–	3,904,171	11,363,333
Clough China Fund	–	2,916,094	(15,604)	4,452,272	7,352,762
RiverFront Asset Allocation Moderate	439,422	9,461,768	–	(2,573,827)	7,327,363
RiverFront Asset Allocation Aggressive	406,125	9,149,641	–	(3,233,631)	6,322,135
RiverFront Asset Allocation Growth	244,186	4,778,551	–	(1,571,902)	3,450,835
RiverFront Asset Allocation Growth & Income	–	10,290,034	–	(4,328,686)	5,961,348
RiverFront Asset Allocation Income & Growth	78,597	554,936	–	(289,751)	343,782

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Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2018 the following amounts are available as carry forwards to the next tax year:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$25,789,868	$24,210,113

Capital loss carryovers used during the period ended October 31, 2018 were:

Fund	Amount
Clough China Fund	$4,908,264

The following funds elected to defer to the period ending October 31, 2019, late year ordinary losses:

Fund	Amount
ALPS | Kotak India Growth Fund	$140,491
Clough China Fund	15,604

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2018, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$474,110,676	$(483,721,130)	$(8,897)	$(9,619,351)	$648,800,538
ALPS | Kotak India Growth Fund	2,579,944	(2,674,528)	(1,742)	(96,326)	20,932,344
ALPS | Smith Short Duration Bond Fund	626	(37,594)	–	(36,968)	14,368,852
ALPS | Smith Total Return Bond Fund	9,510	(77,440)	–	(67,930)	11,031,655
ALPS | Red Rocks Listed Private Equity Fund	24,458,089	(11,423,142)	(66,372)	12,968,575	218,472,737
ALPS | WMC Research Value Fund	10,194,574	(6,290,403)	–	3,904,171	79,965,524
Clough China Fund	5,941,663	(1,489,158)	(233)	4,452,272	29,201,981
RiverFront Asset Allocation Moderate	–	(2,573,826)	(1)	(2,573,827)	80,104,232
RiverFront Asset Allocation Aggressive	–	(3,233,631)	–	(3,233,631)	50,579,582
RiverFront Asset Allocation Growth	–	(1,571,902)	–	(1,571,902)	30,663,496
RiverFront Asset Allocation Growth & Income	–	(4,328,686)	–	(4,328,686)	88,361,446
RiverFront Asset Allocation Income & Growth	–	(289,751)	–	(289,751)	10,069,570

 161 | October 31, 2018

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October 31, 2018

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Year Ended October 31, 2018 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$122,933,816	$112,977,014
ALPS | Kotak India Growth Fund(b)	7,094,141	12,860,727
ALPS | Smith Short Duration Bond Fund	28,386,066	21,936,114
ALPS | Smith Total Return Bond Fund	30,544,486	24,428,100
ALPS | Red Rocks Listed Private Equity Fund	101,922,772	68,174,960
ALPS | WMC Research Value Fund	67,270,747	75,917,216
Clough China Fund	68,266,085	86,974,665
RiverFront Asset Allocation Moderate	179,710,588	194,617,484
RiverFront Asset Allocation Aggressive	112,533,386	122,065,332
RiverFront Asset Allocation Growth	66,974,985	69,696,400
RiverFront Asset Allocation Growth & Income	185,929,056	176,022,377
RiverFront Asset Allocation Income & Growth	22,894,209	24,418,922

Purchases and sales of U.S. Government Obligations during the Fiscal Year Ended October 31, 2018 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$306,360,838	$129,364,449
ALPS | Smith Short Duration Bond Fund	13,221,633	5,456,128
ALPS | Smith Total Return Bond Fund	11,829,799	7,251,816

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund, ALPS | Smith Total Return Bond Fund, and ALPS | Smith Short Duration Bond Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. The ALPS | WMC Research Value Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate and RiverFront Asset Allocation Income & Growth shares do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

 162 | October 31, 2018

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October 31, 2018

For the Fiscal Year Ended October 31, 2018, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class(a)	$953	$4,451
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	1,825	21,419
ALPS | Kotak India Growth Fund - Investor Class(a)	780	1,637
ALPS | Kotak India Growth Fund - Class I	1,310	5,965
ALPS | Smith Short Duration Bond Fund - Class I	20	–
ALPS | Red Rocks Listed Private Equity Fund - Investor Class(a)	2,739	4,962
ALPS | Red Rocks Listed Private Equity Fund - Class C	–	476
ALPS | Red Rocks Listed Private Equity Fund - Class I	20,134	35,027
Clough China Fund - Investor Class(a)	104	–
Clough China Fund - Class C	–	2
Clough China Fund - Class I	–	260

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	2,404,798	3,889,576
Dividends reinvested	149,637	1,656
Shares redeemed	(2,354,591)	(1,668,511)
Net increase in shares outstanding	199,844	2,222,721
Class A(b)
Shares sold	25,286	–
Net increase in shares outstanding	25,286	–
Class C
Shares sold	546,396	518,522
Dividends reinvested	15,808	–
Shares redeemed	(282,859)	(507,012)
Net increase in shares outstanding	279,345	11,510
Class I
Shares sold	40,931,672	28,571,916
Dividends reinvested	1,409,828	58,580
Shares redeemed	(19,960,935)	(29,134,584)
Net increase/(decrease) in shares outstanding	22,380,565	(504,088)

 163 | October 31, 2018

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October 31, 2018

	ALPS | Kotak India Growth Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	108,593	451,420
Dividends reinvested	17,076	4,607
Shares redeemed	(286,012)	(267,927)
Net increase/(decrease) in shares outstanding	(160,343)	188,100
Class A(b)
Shares sold	720	–
Net increase in shares outstanding	720	–
Class C
Shares sold	36,610	17,209
Dividends reinvested	4,697	2,156
Shares redeemed	(13,351)	(27,512)
Net increase/(decrease) in shares outstanding	27,956	(8,147)
Class I
Shares sold	465,614	810,244
Dividends reinvested	33,509	8,955
Shares redeemed	(696,418)	(258,515)
Net increase/(decrease) in shares outstanding	(197,295)	560,684

ALPS | Smith Short Duration Bond Fund
For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	49,021
Dividends reinvested	197
Shares redeemed	(11)
Net increase in shares outstanding	49,207
Class A
Shares sold	11,000
Dividends reinvested	52
Net increase in shares outstanding	11,052
Class C
Shares sold	37,049
Dividends reinvested	61
Net increase in shares outstanding	37,110
Class I
Shares sold	1,357,229
Dividends reinvested	5,782
Shares redeemed	(1,080)
Net increase in shares outstanding	1,361,931

 164 | October 31, 2018

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October 31, 2018

ALPS | Smith Total Return Bond Fund
For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	34,199
Dividends reinvested	114
Net increase in shares outstanding	34,313
Class A
Shares sold	13,470
Dividends reinvested	70
Net increase in shares outstanding	13,540
Class C
Shares sold	11,990
Dividends reinvested	47
Net increase in shares outstanding	12,037
Class I
Shares sold	1,039,889
Dividends reinvested	6,526
Shares redeemed	(1,224)
Net increase in shares outstanding	1,045,191

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	1,662,283	3,003,290
Dividends reinvested	732,595	102,237
Shares redeemed	(4,027,177)	(16,688,308)
Net decrease in shares outstanding	(1,632,299)	(13,582,781)
Class A(b)
Shares sold	1,383	–
Net increase in shares outstanding	1,383	–
Class C
Shares sold	711,785	597,701
Dividends reinvested	252,360	23,898
Shares redeemed	(501,413)	(592,966)
Net increase in shares outstanding	462,732	28,633
Class I
Shares sold	12,482,220	6,802,383
Dividends reinvested	1,953,871	321,770
Shares redeemed	(6,207,321)	(18,513,141)
Net increase/(decrease) in shares outstanding	8,228,770	(11,388,988)
Class R
Shares sold	304,915	208,338
Dividends reinvested	99,325	8,991
Shares redeemed	(196,766)	(130,252)
Net increase in shares outstanding	207,474	87,077

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October 31, 2018

	ALPS | WMC Research Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	42,650	68,781
Dividends reinvested	434,186	174,464
Shares redeemed	(404,481)	(915,327)
Net increase/(decrease) in shares outstanding	72,355	(672,082)
Class A(b)
Shares sold	1,098	–
Net increase in shares outstanding	1,098	–
Class C
Shares sold	2,017	31,430
Dividends reinvested	5,073	814
Shares redeemed	(2,591)	(6,219)
Net increase in shares outstanding	4,499	26,025
Class I
Shares sold	370,387	400,927
Dividends reinvested	351,365	145,301
Shares redeemed	(1,014,778)	(1,110,893)
Net decrease in shares outstanding	(293,026)	(564,665)

	Clough China Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	27,347	55,498
Dividends reinvested	1,040	537
Shares redeemed	(115,807)	(283,590)
Net decrease in shares outstanding	(87,420)	(227,555)
Class A(b)
Shares sold	334	–
Net increase in shares outstanding	334	–
Class C
Shares sold	7,100	6,134
Shares redeemed	(52,565)	(165,403)
Net decrease in shares outstanding	(45,465)	(159,269)
Class I
Shares sold	71,945	103,059
Dividends reinvested	4,707	2,890
Shares redeemed	(348,611)	(401,464)
Net decrease in shares outstanding	(271,959)	(295,515)

 166 | October 31, 2018

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October 31, 2018

	RiverFront Asset Allocation Aggressive
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	19,583	136,919
Dividends reinvested	20,763	9,084
Shares redeemed	(281,867)	(307,093)
Net decrease in shares outstanding	(241,521)	(161,090)
Class A
Shares sold	612	–
Net increase in shares outstanding	612	–
Class C
Shares sold	72,213	86,083
Dividends reinvested	26,131	10,065
Shares redeemed	(146,179)	(302,889)
Net decrease in shares outstanding	(47,835)	(206,741)
Class I
Shares sold	265,198	369,904
Dividends reinvested	31,757	9,170
Shares redeemed	(281,700)	(277,778)
Net increase in shares outstanding	15,255	101,296
Investor II(b)
Shares sold	2,358	10,915
Dividends reinvested	7,256	3,773
Shares redeemed	(82,077)	(147,896)
Net decrease in shares outstanding	(72,463)	(133,208)
Class L
Shares sold	121,715	210,187
Dividends reinvested	61,594	21,882
Shares redeemed	(407,438)	(344,426)
Net decrease in shares outstanding	(224,129)	(112,357)

	RiverFront Asset Allocation Growth
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	98,940	115,445
Dividends reinvested	8,226	7,192
Shares redeemed	(174,218)	(138,100)
Net decrease in shares outstanding	(67,052)	(15,463)
Class A(b)
Shares sold	686	–
Net increase in shares outstanding	686	–
Class C
Shares sold	106,471	64,487
Dividends reinvested	12,414	14,239
Shares redeemed	(180,953)	(514,635)
Net decrease in shares outstanding	(62,068)	(435,909)
Class I
Shares sold	216,234	215,017
Dividends reinvested	17,824	17,053
Shares redeemed	(297,249)	(360,729)
Net decrease in shares outstanding	(63,191)	(128,659)

 167 | October 31, 2018

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October 31, 2018

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	79,468	157,001
Dividends reinvested	33,034	16,322
Shares redeemed	(755,337)	(486,851)
Net decrease in shares outstanding	(642,835)	(313,528)
Class A(b)
Shares sold	929	–
Dividends reinvested	8	–
Net increase in shares outstanding	937	–
Class C
Shares sold	222,766	180,831
Dividends reinvested	60,921	17,535
Shares redeemed	(382,009)	(977,253)
Net decrease in shares outstanding	(98,322)	(778,887)
Class I
Shares sold	2,141,952	596,156
Dividends reinvested	109,646	28,707
Shares redeemed	(687,808)	(643,862)
Net increase/(decrease) in shares outstanding	1,563,790	(18,999)

	RiverFront Asset Allocation Moderate
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	26,370	126,709
Dividends reinvested	59,429	20,379
Shares redeemed	(438,211)	(1,102,129)
Net decrease in shares outstanding	(352,412)	(955,041)
Class A(b)
Shares sold	815	–
Dividends reinvested	8	–
Net increase in shares outstanding	823	–
Class C
Shares sold	162,540	242,966
Dividends reinvested	209,832	36,880
Shares redeemed	(942,609)	(1,835,084)
Net decrease in shares outstanding	(570,237)	(1,555,238)
Class I
Shares sold	629,128	707,650
Dividends reinvested	155,323	47,006
Shares redeemed	(814,842)	(2,117,519)
Net decrease in shares outstanding	(30,391)	(1,362,863)

 168 | October 31, 2018

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October 31, 2018

	RiverFront Asset Allocation Income & Growth
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Investor Class(a)
Shares sold	7,500	60,353
Dividends reinvested	2,997	731
Shares redeemed	(95,327)	(58,800)
Net increase/(decrease) in shares outstanding	(84,830)	2,284
Class A(b)
Shares sold	899	–
Dividends reinvested	10	–
Net increase in shares outstanding	909	–
Class C
Shares sold	49,920	110,766
Dividends reinvested	15,187	6,450
Shares redeemed	(175,457)	(573,252)
Net decrease in shares outstanding	(110,350)	(456,036)
Class I
Shares sold	177,209	86,411
Dividends reinvested	11,153	2,763
Shares redeemed	(72,922)	(56,358)
Net increase in shares outstanding	115,440	32,816

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the year ended October 31, 2018 were as follows:

RiverFront Asset Allocation Aggressive	Share Balance as of October 31, 2017	Purchases	Sales	Share Balance as of October 31, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2018
First Trust RiverFront Dynamic Asia Pacific ETF	–	55,426	(6,377)	49,049	$39,111	$(459,089)	$(25,292)	$2,531,909
RiverFront Dynamic US Dividend Advantage ETF	–	186,787	(21,947)	164,840	73,322	(274,261)	8,798	5,063,258
First Trust RiverFront Dynamic Developed International ETF	–	523,795	(310,187)	213,608	310,087	(953,353)	(656,211)	11,868,061
First Trust RiverFront Dynamic Emerging Markets ETF	–	200,486	(114,657)	85,829	98,244	(391,345)	(950,323)	4,816,724
First Trust RiverFront Dynamic Europe ETF	–	157,982	(69,854)	88,128	165,031	(785,221)	(125,509)	5,023,296
RiverFront Dynamic US Flex-Cap ETF	–	580,087	(52,905)	527,182	105,238	(364,506)	36,879	17,360,103
					$791,033	$(3,227,775)	$(1,711,658)	$46,663,351

 169 | October 31, 2018

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October 31, 2018

RiverFront Asset Allocation Growth	Share Balance as of October 31, 2017	Purchases	Sales	Share Balance as of October 31, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2018
First Trust RiverFront Dynamic Asia Pacific ETF	–	19,295	(1,150)	18,145	$14,063	$(169,833)	$(5,322)	$936,645
RiverFront Dynamic Core Income ETF	–	232,898	(154,572)	78,326	28,132	(28,589)	(15,468)	1,844,969
RiverFront Dynamic US Dividend Advantage ETF	–	123,972	(7,907)	116,065	50,063	(193,109)	3,278	3,565,076
First Trust Riverfront Dynamic Developed International ETF	–	260,540	(162,648)	97,892	146,629	(436,902)	(314,834)	5,438,879
First Trust RiverFront Dynamic Emerging Markets ETF	–	91,077	(51,532)	39,545	45,087	(180,310)	(438,546)	2,219,265
First Trust RiverFront Dynamic Europe ETF	–	69,809	(42,685)	27,124	60,455	(241,675)	(64,576)	1,546,068
RiverFront Dynamic US Flex-Cap ETF	–	324,017	(12,333)	311,684	59,613	(272,871)	4,104	10,263,754
RiverFront Dynamic Unconstrained Income ETF	–	105,689	(6,825)	98,864	71,023	(48,120)	(1,500)	2,450,285
Riverfront Strategic Income Fund	22,165	–	(22,165)	–	7,547	(25,047)	9,939	–
					$482,612	$(1,596,456)	$(822,925)	$28,264,941

RiverFront Asset Allocation Growth & Income	Share Balance as of October 31, 2017	Purchases	Sales	Share Balance as of October 31, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2018
First Trust Riverfront Dynamic Asia Pacific ETF	–	45,352	(474)	44,878	$29,153	$(384,349)	$(1,748)	$2,316,602
Riverfront Dynamic Core Income ETF	–	1,275,501	(742,590)	532,911	150,091	(192,142)	(97,981)	12,552,719
Riverfront Dynamic US Dividend Advantage ETF	–	615,324	(11,677)	603,647	225,201	(1,059,824)	5,512	18,541,742
First Trust Riverfront Dynamic Developed International ETF	–	540,203	(277,676)	262,527	299,196	(1,155,645)	(612,822)	14,586,000
First Trust Riverfront Dynamic Emerging Markets ETF	–	180,755	(107,996)	72,759	84,818	(326,497)	(915,545)	4,083,235
First Trust Riverfront Dynamic Europe ETF	–	209,947	(122,780)	87,167	128,931	(547,946)	(236,625)	4,968,519
Riverfront Dynamic US Flex-Cap ETF	–	508,680	(5,602)	503,078	92,907	(472,934)	11,617	16,566,359
Riverfront Dynamic Unconstrained Income ETF	–	367,444	(6,191)	361,253	234,953	(185,590)	(1,713)	8,953,439
Riverfront Strategic Income Fund	105,827	5,798	(111,625)	–	36,393	(132,608)	58,443	–
					$1,281,643	$(4,457,535)	$(1,790,862)	$82,568,615

 170 | October 31, 2018

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October 31, 2018

RiverFront Asset Allocation Moderate	Share Balance as of October 31, 2017	Purchases	Sales	Share Balance as of October 31, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2018
First Trust RiverFront Dynamic Asia Pacific ETF	–	14,841	(1,398)	13,443	$10,491	$(125,823)	$(4,944)	$693,928
RiverFront Dynamic Core Income ETF	–	2,377,673	(1,195,518)	1,182,155	466,832	(412,253)	(260,456)	27,845,661
RiverFront Dynamic US Dividend Advantage ETF	–	802,728	(112,537)	690,191	228,043	(1,295,703)	(92,220)	21,200,045
First Trust RiverFront Dynamic Developed International ETF	–	342,285	(256,459)	85,826	182,830	(383,051)	(406,123)	4,768,492
First Trust RiverFront Dynamic Europe ETF	–	80,076	(73,960)	6,116	61,962	(54,493)	(164,643)	348,612
RiverFront Dynamic US Flex-Cap ETF	–	497,938	(43,704)	454,234	109,257	(136,270)	16,164	14,957,926
RiverFront Dynamic Unconstrained Income ETF	–	293,735	(29,859)	263,876	219,365	(151,887)	(6,734)	6,540,008
First Trust RiverFront Dynamic Emerging Markets ETF	–	24,169	(24,169)	–	6,933	–	(188,519)	–
Riverfront Strategic Income Fund	178,038	–	(178,038)	–	60,409	(226,669)	106,662	–
					$1,346,122	$(2,786,149)	$(1,000,813)	$76,354,672

RiverFront Asset Allocation Income & Growth	Share Balance as of October 31, 2017	Purchases	Sales	Share Balance as of October 31, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2018
First Trust RiverFront Dynamic Asia Pacific ETF	–	1,791	(121)	1,670	$1,255	$(15,631)	$(349)	$86,205
RiverFront Dynamic Core Income ETF	–	458,068	(213,329)	244,739	102,071	(99,563)	(51,604)	5,764,827
RiverFront Dynamic US Dividend Advantage ETF	–	72,751	(14,180)	58,571	18,012	(114,882)	(13,282)	1,799,079
First Trust RiverFront Dynamic Developed International ETF	–	20,569	(16,008)	4,561	12,131	(20,356)	(26,829)	253,409
First Trust RiverFront Dynamic Europe ETF	–	4,130	(3,483)	647	2,964	(5,765)	(6,113)	36,879
RiverFront Dynamic US Flex-Cap ETF	–	27,267	(1,902)	25,365	5,808	(9,772)	(554)	835,270
RiverFront Dynamic Unconstrained Income ETF	–	36,179	(2,626)	33,553	26,993	(19,313)	(192)	831,591
Riverfront Strategic Income Fund	22,212	427	(22,639)	–	7,325	(26,260)	11,690	–
					$176,559	$(311,542)	$(87,233)	$9,607,260

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”), a publicly traded company listed on the New York Stock Exchange. On January 11, 2018, DST entered into an agreement and plan of merger with SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, and Diamond Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of SS&C (“Merger Sub”), pursuant to which Merger Sub merged with and into DST (the “Transaction”), and as a result DST became an indirect wholly owned subsidiary of SS&C. The Transaction was completed on April 16, 2018, and resulted in a change of control of AAI.

 171 | October 31, 2018

Notes to Financial Statements

October 31, 2018

In order for AAI to continue to serve as the investment adviser and the applicable sub-adviser to serve as investment sub-adviser to the applicable Funds, at an in-person meeting of the Board of Trustees of Financial Investors Trust (the “Trust”) on March 13-14, 2018 (the “Board Meeting”), the Board approved new investment advisory agreements between AAI and the Trust, on behalf of each Fund (together, the “New Advisory Agreements”), and new investment sub-advisory agreements among AAI, the Trust, on behalf of each Fund, and the applicable investment sub- adviser (together, the “New Sub-Advisory Agreements”), subject to shareholder approval (collectively, the “New Agreements”). The 1940 Act requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders were asked to approve the New Agreements.

At the Board Meeting, the Board also approved interim investment advisory agreements between AAI and the Trust, on behalf of each Fund, and interim investment sub-advisory agreements among AAI, the Trust, on behalf of each Fund, and the applicable investment sub-adviser (the “Interim Advisory Agreements”). The Interim Advisory Agreements are effective for the earlier of 150 days from the close of the Transaction on April 16, 2018 or the date of shareholder approval of the New Advisory Agreements. Both the New Agreements and the Interim Advisory Agreements are similar in all material respects to the prior advisory agreements. All New Advisory Agreements and New Sub-Advisory Agreements were approved by the shareholders.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital, LLC(a)
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC
RiverFront Asset Allocation Income & Growth	RiverFront Investment Group, LLC

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

 172 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%
RiverFront Asset Allocation Income & Growth	0.25%

Prior to February 28, 2018, pursuant to the prior Investment Advisory Agreement, the Riverfront Funds listed below paid AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee was paid on a monthly basis. The following table reflects the Riverfront Funds’ prior contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
RiverFront Asset Allocation Aggressive	0.85%
RiverFront Asset Allocation Growth	0.85%
RiverFront Asset Allocation Growth & Income	0.85%
RiverFront Asset Allocation Moderate	0.85%
RiverFront Asset Allocation Income & Growth	0.85%

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | WMC Research Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%

Prior to February 28, 2018 and pursuant to an Investment Sub-advisory Agreement, AAI paid the Sub-Advisor of the Funds listed below an annual sub-advisory management fee which was based on each Fund’s average daily assets. AAI was required to pay all fees due to the Sub-Advisor out of the management fee AAI received from each Fund listed below.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
RiverFront Asset Allocation Aggressive	All Asset Levels	0.60%
RiverFront Asset Allocation Growth	All Asset Levels	0.60%
RiverFront Asset Allocation Growth & Income	All Asset Levels	0.60%
RiverFront Asset Allocation Moderate	All Asset Levels	0.60%
RiverFront Asset Allocation Income & Growth	All Asset Levels	0.60%

 173 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Effective January 1, 2017, Wellington Management Company, LLP temporarily and voluntarily reduced the sub-advisory fee rate on the Fund’s daily net assets of $0 to $250 million by ten basis points. This reduction will remain in effect for 12 months unless terminated earlier by Wellington Management Company, LLP. The other tiers have remained unchanged.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India Growth Fund

Prior to April 1, 2017, AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. Effective April 1, 2017, Kotak entered into a Novation Agreement with the Fund, AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”), another wholly owned subsidiary of Kotak Mahindra Bank Limited, whereby KMAMS will assume all of Kotak’s rights and obligations under the current Sub-Advisory Agreement.

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Listed Private Equity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | WMC Research Value Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the Fiscal Year Ended October 31, 2018 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	1.60%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A
ALPS | Smith Total Return Bond Fund	0.67%	0.67%	0.67%	0.67%	N/A
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	1.25%	1.25%
ALPS | WMC Research Value Fund	0.90%	0.90%	0.90%	0.90%	N/A
Clough China Fund	1.95%	1.95%	2.70%	1.70%	N/A

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates.

 174 | October 31, 2018

Notes to Financial Statements

October 31, 2018

RiverFront Funds

Prior to February 28, 2018, AAI and Riverfront Investment Group, LLC had contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, taxes and extraordinary expenses that exceed the following annual rates below.

Fund	Investor Class	Class C	Class I	Investor Class II	Class L	Class R
RiverFront Asset Allocation Aggressive	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Asset Allocation Growth	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Asset Allocation Growth & Income	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Asset Allocation Moderate	0.90%	0.90%	0.90%	0.90%	0.90%	N/A
RiverFront Asset Allocation Income & Growth	0.90%	0.90%	0.90%	N/A	N/A	N/A

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the Fiscal Year Ended October 31, 2018, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/19	Expires 10/31/20	Expires 10/31/21	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	N/A	N/A	10	10
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	N/A	N/A	N/A	N/A
ALPS | Kotak India Growth Fund - Investor Class	99,781	80,686	75,758	256,225
ALPS | Kotak India Growth Fund - Class A	N/A	N/A	42	42
ALPS | Kotak India Growth Fund - Class C	36,083	22,009	20,620	78,712
ALPS | Kotak India Growth Fund - Class I	155,959	162,405	171,092	489,456
ALPS | Smith Short Duration Bond Fund - Investor Class	N/A	N/A	2,130	2,130
ALPS | Smith Short Duration Bond Fund - Class A	N/A	N/A	1,214	1,214
ALPS | Smith Short Duration Bond Fund - Class C	N/A	N/A	1,236	1,236
ALPS | Smith Short Duration Bond Fund - Class I	N/A	N/A	33,418	33,418
ALPS | Smith Total Return Bond Fund - Investor Class	N/A	N/A	1,061	1,061
ALPS | Smith Total Return Bond Fund - Class A	N/A	N/A	1,197	1,197
ALPS | Smith Total Return Bond Fund - Class C	N/A	N/A	1,187	1,187
ALPS | Smith Total Return Bond Fund - Class I	N/A	N/A	37,658	37,658
ALPS | Red Rocks Listed Private Equity Fund - Class I	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class R	N/A	N/A	N/A	N/A
ALPS | WMC Research Value Fund - Investor Class	190,057	187,414	190,912	568,383
ALPS | WMC Research Value Fund - Class A	N/A	N/A	16	16
ALPS | WMC Research Value Fund - Class C	2,075	2,406	2,821	7,302
ALPS | WMC Research Value Fund - Class I	155,578	160,027	152,537	468,142
Clough China Fund - Investor Class	N/A	N/A	25,566	25,566
Clough China Fund - Class A	N/A	N/A	9	9
Clough China Fund - Class C	N/A	N/A	9,843	9,843
Clough China Fund - Class I	N/A	N/A	52,087	52,087

 175 | October 31, 2018

Notes to Financial Statements

October 31, 2018

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (, the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2018, this amount equaled $999,885 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | CoreCommodity recovered $55,336 of reimbursed expense during the Fiscal Year Ended October 31, 2018.

Effective February 28, 2018, the Riverfront Funds will no longer pay a management fee or contractually limit the amount of each Fund’s total annual expenses.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exempted relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs. There were no amounts reimbursed during the Funds’ Fiscal Year Ended October 31, 2018.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Listed Private Equity Fund only) and Investor Class II (Asset Allocation Moderate only) shares. The Plans allows a Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker- dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class shares of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of a Participating Organization pursuant to an agreement with a such Participating Organizations (“Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organization for the benefit of a Fund’s shareholders who have elected to have such Participating Organization service their accounts. Any amount of such payment not paid to Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for year ended October 31, 2018 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of a Participating Organization pursuant to an agreement with a such Participating Organizations (“Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organization for the benefit of a Fund’s shareholders who have elected to have such Participating Organization service their accounts.

 176 | October 31, 2018

Notes to Financial Statements

October 31, 2018

Any amount of such payment not paid to Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for period ended October 31, 2018 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year Ended October 31, 2018 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of September 30, 2018, had no effect on the Funds’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is still assessing the financial statement impact of adoption.

 177 | October 31, 2018

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, RiverFront Asset Allocation Income & Growth, ALPS | Smith Short Duration Bond Fund and ALPS | Smith Total Return Bond Fund, ten of the funds of Financial Investors Trust (the "Trust"), including the statements of investments, as of October 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015, the period May 1, 2014 through October 31, 2014, and the year ended April 30, 2014 for the ten funds in the Trust, except ALPS | Smith Short Duration Bond Fund and ALPS | Smith Total Return Bond Fund; the related statements of operations, changes in net assets, and financial highlights for the period from July 2, 2018 (commencement of operations) through October 31, 2018, for ALPS | Smith Short Duration Bond Fund and ALPS | Smith Total Return Bond Fund; and the related notes. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS | Kotak India Growth Fund and ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, two of the funds of the Trust, as of October 31, 2018; the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended October 31, 2018, 2017, 2016, 2015, the period May 1, 2014 through October 31, 2014, and the year ended April 30, 2014; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the twelve funds constituting Financial Investors Trust, except for ALPS | Smith Short Duration Bond Fund and ALPS | Smith Total Return Bond Fund as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015, the period May 1, 2014 through October 31, 2014, and the year ended April 30, 2014 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS | Smith Short Duration Bond Fund and ALPS | Smith Total Return Bond Fund as of October 31, 2018; the results of their operations, changes in net assets, and financial highlights for the period from July 2, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Denver, Colorado

December 21, 2018

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

 178 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2017, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|CoreCommodity Management CompleteCommodities® Strategy Fund	18.01%	5.57%
ALPS|Kotak India Growth Fund	0%	0%
ALPS|Red Rocks Listed Private Equity Fund	8.34%	.12%
ALPS|WMC Research Value Fund	50.31%	46%
Clough China Fund	100%	0%
RiverFront Asset Allocation Growth Fund	100%	48.14%
RiverFront Asset Allocation Growth & Income Fund	100%	44.32%
RiverFront Asset Allocation Moderate Fund	100%	53.19%
RiverFront Asset Allocation Aggressive Fund	100%	42.24%
RiverFront Asset Allocation Income & Growth Fund	81.23%	31.70%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|CoreCommodity Management CompleteCommodities® Strategy Fund	$–
ALPS|Kotak India Growth Fund	$883,873
ALPS|Red Rocks Listed Private Equity Fund	$6,561,622
ALPS|WMC Research Value Fund	$4,591,672
Clough China Fund	$0
RiverFront Asset Allocation Growth Fund	$195,360
RiverFront Asset Allocation Growth & Income Fund	$1,757,875
RiverFront Asset Allocation Moderate Fund	$4,262,007
RiverFront Asset Allocation Aggressive Fund	$1,660,504
RiverFront Asset Allocation Income & Growth Fund	$184,603

For the fiscal year ended October 31, 2018, the following amounts were utilized as earnings and profits distributed to shareholders on redemptions:

RiverFront Asset Allocation Growth Fund	$890,413
RiverFront Asset Allocation Growth & Income Fund	$1,524,496
RiverFront Asset Allocation Moderate Fund	$1,785,075
RiverFront Asset Allocation Aggressive Fund	$1,798,061
RiverFront Asset Allocation Income & Growth Fund	$98,027

 179 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS | Smith Total Return Bond Fund

ALPS | Smith Short Duration Bond Fund

On March 13-14, 2018, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust, with respect to the ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund (collectively, the “Smith Funds”), and ALPS Advisors, Inc. (“AAI”) (the “Investment Advisory Agreement”), and the investment sub-advisory agreement between AAI, with respect to the Smith Funds, and Smith Capital Investors, LLC (“Smith Capital”) (the “Investment Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and the Investment Sub-Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors:

Investment Advisory and Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the ALPS | Smith Total Return Bond Fund, of 0.545% of such Fund’s daily average net assets, and on behalf of the of the ALPS | Smith Short Duration Bond Fund, of 0.365% of such Fund’s daily average net assets, to AAI, in light of the extent and quality of the advisory services provided by AAI to the Smith Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee to be paid by AAI to Smith Capital of 0.42% of the ALPS | Smith Total Return Bond Fund’s daily average net assets and of 0.29% of the ALPS | Smith Short Duration Bond Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Smith Capital to the Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Smith Funds’ contractual and actual management fees (after waivers) with those of funds in the peer expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and actual management fee rates for Class I of the ALPS | Smith Total Return Bond Fund are above its Data Provider expense group median, the contractual management fee rate for Class I of the ALPS | Smith Short Duration Bond Fund was below its Data Provider expense group median, and the actual management fee rate for Class I of the ALPS | Smith Short Duration Bond Fund was above its Data Provider expense group median.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratios (after waivers) of 0.670% and 0.490% for the Class I shares of the ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund, respectively. The Trustees noted that the total expense ratio (after waivers) of Class I of the ALPS | Smith Total Return Bond Fund was above its respective Data Provider expense group median and the total expense ratio (after waivers) of Class I of the ALPS | Smith Short Duration Bond Fund was below its respective Data Provider expense group median.

Nature, Extent and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the Smith Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Smith Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees noted that since the Smith Funds have not yet begun operations, there is no performance to be reviewed or analyzed at this time. The Trustees further considered the reputation of Smith Capital’s personnel generally and its investment techniques, risk management controls, and decision-making processes.

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Additional Information

October 31, 2018 (Unaudited)

Comparable Accounts: The Trustees noted that Smith Capital has no other clients at this time.

Profitability: The Trustees noted that given the start-up nature of Smith Capital, there were no financial statements to review. The Trustees considered the projected profitability analysis prepared by Smith Capital and AAI based on the fees to be paid under the Investment Advisory Agreement with respect to the Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Smith Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits to be derived by Smith Capital or AAI from their relationship with the Smith Funds, including whether soft dollar arrangements would be used.

In approving AAI as the Smith Funds’ investment adviser and Smith Capital as the Smith Funds’ sub-adviser and the fees to be charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and actual management fee rates for Class I of the ALPS | Smith Total Return Bond Fund are above its Data Provider expense group median, the contractual management fee rate for Class I of the ALPS | Smith Short Duration Bond Fund was below its Data Provider expense group median, and the actual management fee rate for Class I of the ALPS | Smith Short Duration Bond Fund was above its Data Provider expense group median;

●	Smith Capital’s fees under its sub-advisory agreements are to be paid directly by AAI;

●	the total expense ratio (after waivers) of Class I of the ALPS | Smith Total Return Bond Fund was above its respective Data Provider expense group median and the total expense ratio (after waivers) of Class I of the ALPS | Smith Short Duration Bond Fund was below its respective Data Provider expense group median;

●	the nature, extent and quality of services to be rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Smith Funds were adequate;

●	since the Smith Funds had not yet begun operations, there was no performance to be reviewed or analyzed at this time;

●	there were no directly comparable accounts managed by Smith Capital for the Board to consider;

●	the profit, if any, anticipated to be realized by AAI and Smith Capital in connection with the operation of the Smith Funds is not unreasonable to the Smith Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Smith Funds and its shareholders.

 181 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

5. SHAREHOLDER MEETING RESULTS

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

On May 31, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	44,994,965.937	99.534%
Withheld	73,954.350	0.164%
Abstain	136,877.694	0.303%
Total	45,205,797.981	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and CoreCommodity Management, LLC.

	Number of Shares	% of Shares Voted
For	44,956,153.867	99.448%
Withheld	86,938.226	0.192%
Abstain	162,705.888	0.360%
Total	45,205,797.981	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	44,835,892.519	99.182%
Withheld	193,884.044	0.429%
Abstain	176,021.418	0.389%
Total	45,205,797.981	100.000%

ALPS Kotak India Growth Fund

On August 21, 2018, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	1,123,183.169	94.861%
Withheld	30,406.000	2.568%
Abstain	30,439.000	2.571%
Total	1,184,028.169	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and Kotak Mahindra Asset Management Ltd.

	Number of Shares	% of Shares Voted
For	1,117,446.169	94.377%
Withheld	30,959.000	2.615%
Abstain	35,623.000	3.009%
Total	1,184,028.169	100.000%

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Additional Information

October 31, 2018 (Unaudited)

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	1,011,627.333	85.439%
Withheld	63,635.814	5.375%
Abstain	108,765.022	9.186%
Total	1,184,028.169	100.000%

ALPS | Red Rocks Listed Private Equity Fund

On June 29, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	17,432,203.632	97.351%
Withheld	208,204.774	1.163%
Abstain	266,117.547	1.486%
Total	17,906,525.953	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and Red Rocks Capital LLC.

	Number of Shares	% of Shares Voted
For	17,418,666.501	97.276%
Withheld	214,011.559	1.195%
Abstain	273,847.893	1.529%
Total	17,906,525.953	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	17,185,832.788	95.975%
Withheld	443,326.621	2.476%
Abstain	277,366.544	1.549%
Total	17,906,525.953	100.000%

ALPS WMC Research Value Fund

On August 3, 2018, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	7,620,681.972	94.371%
Withheld	110,938.494	1.374%
Abstain	343,617.806	4.255%
Total	8,075,238.272	100.000%

 183 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and Wellington Management Company LLP.

	Number of Shares	% of Shares Voted
For	7,586,673.220	93.950%
Withheld	111,424.957	1.380%
Abstain	377,140.095	4.670%
Total	8,075,238.272	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	7,393,869.449	91.562%
Withheld	332,219.317	4.114%
Abstain	349,149.506	4.324%
Total	8,075,238.272	100.000%

Clough China Fund

On August 3, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	987,244.345	93.014%
Withheld	13,334.713	1.256%
Abstain	60,811.654	5.729%
Total	1,061,390.712	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and Clough Capital Partners LP.

	Number of Shares	% of Shares Voted
For	984,536.020	92.759%
Withheld	16,043.038	1.512%
Abstain	60,811.654	5.729%
Total	1,061,390.712	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	971,215.020	91.504%
Withheld	23,117.680	2.178%
Abstain	67,058.012	6.318%
Total	1,061,390.712	100.000%

 184 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

RiverFront Asset Allocation Aggressive

On May 31, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	1,887,867.473	98.329%
Withheld	8,620.000	0.449%
Abstain	23,465.000	1.222%
Total	1,919,952.473	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and RiverFront Investment Group, LLC.

	Number of Shares	% of Shares Voted
For	1,890,839.473	98.484%
Withheld	9,073.000	0.473%
Abstain	20,040.000	1.043%
Total	1,919,952.473	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	1,878,485.473	97.840%
Withheld	17,558.000	0.915%
Abstain	23,909.000	1.245%
Total	1,919,952.473	100.000%

RiverFront Asset Allocation Growth

On August 3, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	1,105,605.260	92.422%
Withheld	29,550.000	2.470%
Abstain	61,107.000	5.108%
Total	1,196,262.260	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and RiverFront Investment Group, LLC.

	Number of Shares	% of Shares Voted
For	1,107,641.260	92.592%
Withheld	27,513.000	2.300%
Abstain	61,108.000	5.108%
Total	1,196,262.260	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	1,086,969.260	90.864%
Withheld	52,770.000	4.411%
Abstain	56,523.000	4.725%
Total	1,196,262.260	100.000%

 185 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

RiverFront Asset Allocation Growth & Income

On August 3, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	2,690,289.095	94.655%
Withheld	42,547.000	1.497%
Abstain	109,378.000	3.848%
Total	2,842,214.095	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and RiverFront Investment Group, LLC.

	Number of Shares	% of Shares Voted
For	2,686,408.095	94.518%
Withheld	45,246.000	1.592%
Abstain	110,560.000	3.890%
Total	2,842,214.095	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	2,620,378.095	92.195%
Withheld	91,888.000	3.233%
Abstain	129,948.000	4.572%
Total	2,842,214.095	100.000%

RiverFront Asset Allocation Moderate

On August 3, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	3,442,253.393	92.288%
Withheld	98,987.800	2.654%
Abstain	188,669.299	5.058%
Total	3,729,911.038	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and RiverFront Investment Group, LLC.

	Number of Shares	% of Shares Voted
For	3,406,059.939	91.317%
Withheld	128,214.800	3.437%
Abstain	195,636.299	5.245%
Total	2,842,214.095	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	3,321,468.839	89.050%
Withheld	215,645.800	5.782%
Abstain	192,796.399	5.169%
Total	3,729,911.038	100.000%

 186 | October 31, 2018

Additional Information

October 31, 2018 (Unaudited)

RiverFront Asset Allocation Income & Growth

On August 3, 2018 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	516,993.940	96.127%
Withheld	3,563.000	0.662%
Abstain	17,266.000	3.210%
Total	2,842,214.095	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and RiverFront Investment Group, LLC.

	Number of Shares	% of Shares Voted
For	502,438.940	93.420%
Withheld	18,121.000	3.369%
Abstain	17,266.000	3.210%
Total	2,842,214.095	100.000%

Proposal 3: The approval of a proposal that would authorize ALPS Advisors to enter into and materially amend sub-advisory agreements.

	Number of Shares	% of Shares Voted
For	499,240.940	92.826%
Withheld	15,222.000	2.830%
Abstain	23,363.000	4.344%
Total	1,196,262.260	100.000%

 187 | October 31, 2018

Trustees and Officers

October 31, 2018 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	61	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	62	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors or Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Smith Capital provides investment advisory services (currently 33 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

 188 | October 31, 2018

Trustees and Officers

October 31, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	36	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors or Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Smith Capital provides investment advisory services (currently 33 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

 189 | October 31, 2018

Trustees and Officers

October 31, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	58	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors or Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Smith Capital provides investment advisory services (currently 33 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

 190 | October 31, 2018

Trustees and Officers

October 31, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 191 | October 31, 2018

Trustees and Officers

October 31, 2018 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013- 2014) and Senior Legal Assistant - Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Variable Investment Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All- Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja- Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 - 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

 192 | October 31, 2018

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $225,450 and $239,940, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $59,390 and $59,440, respectively. The fiscal year 2018 and 2017 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2018 and October 31, 2017, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $80,918 in the fiscal year ended October 31, 2018 and $79,272 in the fiscal year ended October 31, 2017. These fees consisted of non-audit fees billed to (i) the Registrant of $59,390 in the fiscal year ended October 31, 2018 and $59,440 in the fiscal year ended October 31, 2017 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $21,528 in the fiscal year ended October 31, 2018 and $19,832 in the fiscal year ended October 31, 2017. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 7, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 7, 2019